                                                                        DELAWARE
                                                                          POOLED
                                                                           TRUST
                                                                        --------
1998
   Annual Report

--------------------------------------------------------------------------------
   U.S. Equities                 The Large-Cap Value Equity Portfolio
                                 The Growth and Income Portfolio
                                 The Mid-Cap Growth Equity Portfolio
                                 The Small/Mid-Cap Value Equity Portfolio
                                 The Small-Cap Growth Equity Portfolio
                                 The Real Estate Investment Trust Portfolio II

--------------------------------------------------------------------------------
   U.S. Fixed Income             The Intermediate Fixed Income Portfolio
                                 The Aggregate Fixed Income Portfolio
                                 The High-Yield Bond Portfolio
                                 The Diversified Core Fixed Income Portfolio

--------------------------------------------------------------------------------
   International Equities        The Global Equity Portfolio
                                 The International Equity Portfolio
                                 The Labor Select International Equity Portfolio
                                 The Emerging Markets Portfolio

--------------------------------------------------------------------------------
   International Fixed Income    The Global Fixed Income Portfolio
                                 The International Fixed Income Portfolio

CONTENTS

2    Total Returns
4    Portfolio Objectives
6    The Large-Cap Value Equity Portfolio Review
8    The Growth and Income Portfolio Review
10   The Mid-Cap Growth Equity Portfolio Review
12   The Small/Mid-Cap Value Equity Portfolio Review
14   The Small-Cap Growth Equity Portfolio Review
16   The Real Estate Investment Trust Portfolio II Review
18   The Intermediate Fixed Income Portfolio Review
20   The Aggregate Fixed Income Portfolio Review
22   The High-Yield Bond Portfolio Review
24   The Diversified Core Fixed Income Portfolio Review
26   The Global Equity Portfolio Review
28   The International Equity Portfolio Review
30   The Labor Select International Equity Portfolio Review
32   The Emerging Markets Portfolio Review
34   The Global Fixed Income Portfolio Review
36   The International Fixed Income Portfolio Review
38   Financial Statements

Delaware Pooled Trust, Inc.

Delaware Pooled Trust, Inc., based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Management Company, a full-service investment-management organization that invests more than $42 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Investment Advisers, a Philadelphia-based division of Delaware Management Company, serves as investment adviser for The Large-Cap Value Equity, The Growth and Income, The Mid-Cap Growth Equity, The Small/Mid-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, and The Diversified Core Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, Inc., One Commerce Square, Philadelphia, Pennsylvania 19103.

                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST   1

Portfolio Returns

Periods ending October 31, 1998

                                                                One        Three        Five       Since
Average Annual Total Return*                                    Year       Years        Years    Inception+
-----------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio
(formerly known as The Defensive Equity Portfolio)             13.50%      21.55%       18.36%      18.39%

S&P 500 Composite Stock Price Index                            21.99       25.95        21.26       18.56
-----------------------------------------------------------------------------------------------------------
The Growth and Income Portfolio**                                 --          --           --        5.53

Lipper Growth & Income Fund Average***                            --          --           --          --
-----------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio
(formerly known as The Aggressive Growth Portfolio)             1.47       10.59        10.17        9.39

Russell 2000 Index                                            (11.84)       9.96         9.42       10.82
-----------------------------------------------------------------------------------------------------------
The Small/Mid-Cap Value Equity Portfolio**                        --          --           --       (9.18)

Russell 2500 Value Index                                          --          --           --       (7.84)
-----------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio**                           --          --           --       10.59

Russell 2000 Growth Index***                                      --          --           --          --
-----------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II**                   --          --           --      (12.27)

NAREIT Equity REIT Index                                          --          --           --      (12.79)
-----------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio
(formerly known as The Fixed Income Portfolio)                  7.06          --           --        6.92

Lehman Brothers Government/Corporate
Intermediate Bond Index                                         9.12          --           --        7.61
-----------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio**                            --          --           --        7.41

Lehman Brothers Aggregate Bond Index                              --          --           --        7.75
-----------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                                   0.30          --           --        9.16

Salomon Brothers High-Yield Cash Pay Index                      1.59          --           --        6.95
-----------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio**                     --          --           --        7.18

Lehman Brothers Aggregate Bond Index                              --          --           --        7.75
-----------------------------------------------------------------------------------------------------------
The Global Equity Portfolio                                     8.31          --           --        3.30

Morgan Stanley Capital International
World Stock Index (net)                                        15.26          --           --       15.26
-----------------------------------------------------------------------------------------------------------
The International Equity Portfolio                              4.96       11.30         9.85       10.83

Morgan Stanley Capital International
EAFE Stock Index (net)                                          9.65        8.22         6.81        8.08
-----------------------------------------------------------------------------------------------------------

2   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                                One        Three        Five       Since
Average Annual Total Return*                                    Year       Years        Years    Inception+
-----------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio                 6.18%         --           --       13.91%

Morgan Stanley Capital International
EAFE Stock Index (net)                                          9.65          --           --        6.18
-----------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio                                (35.30)         --           --      (28.52)

Morgan Stanley Capital International
Emerging Markets Free Equity Index                            (30.99)         --           --      (29.88)
-----------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio                               6.28        9.31%        9.37%      10.81

Salomon Brothers World Government
Bond Index                                                     12.54        6.76         7.75        8.87
-----------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio                        5.96          --           --        8.46

Salomon Brothers Non-U.S. World
Government Bond Index                                          12.81          --           --       11.52
-----------------------------------------------------------------------------------------------------------


* Past performance cannot guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily waived its fee and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the portfolios' total returns would have been lower.

** Portfolio has been active for less than one year. The return is calculated from the inception date. Such short-term returns may not be meaningful as they do not represent a longer-term perspective on the portfolio's performance.

*** Index performance information not available for the brief time period during which the portfolio has been active. See the "Growth of $10,000" charts on pages 8 and 14 for comparative index performance.

+   The inception dates for each Delaware Pooled Trust Portfolio are as follows:
    Large-Cap Value Equity, February 3, 1992; Growth and Income, September 15, 1998; Mid-Cap Growth Equity, February 27, 1992; Small/Mid-Cap Value Equity, December 29, 1997; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997, Intermediate Fixed Income, March 12, 1996; Aggregate Fixed Income, December 29, 1997, High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997, Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding portfolio's inception date.

                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST   3

Portfolio Objectives

The Large-Cap Value Equity Portfolio (formerly known as "The Defensive Equity Portfolio") seeks maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware Investment Advisers, offer capital gains potential as well.

The Growth and Income Portfolio seeks to realize capital appreciation and income. The Portfolio seeks to achieve these objectives by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware believes have potential for above-average dividend increases over time.

The Mid-Cap Growth Equity Portfolio (formerly known as "The Aggressive Growth Portfolio") seeks maximum long-term capital growth by investing in stocks of smaller and medium-sized companies that, in the opinion of Delaware Investment Advisers, offer, at the time of purchase, significant long-term growth potential.

The Small/Mid-Cap Value Equity Portfolio seeks maximum long-term total return through investments in stocks that, at the time of purchase, are dividend paying and generally represent the smallest 30% in terms of market capitalization of U.S. stocks listed on a national exchange or NASDAQ and that, in the opinion of Delaware Investment Advisers, offer the potential for capital gains as well.

The Small-Cap Growth Equity Portfolio seeks to realize long-term capital growth. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio seeks to invest primarily in stocks of real-estate investment trusts.

The Intermediate Fixed Income Portfolio (formerly known as "The Fixed Income Portfolio") seeks to achieve a maximum long-term total return, consistent with reasonable risk, by investing in diversified investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The Aggregate Fixed Income Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk, by investing in high-quality debt securities, including U.S. government securities, mortgage-backed securities, corporate bonds, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return relative to other fixed-income investments. The Portfolio seeks to invest primarily in bonds rated B- or higher by Standard & Poor's Rating Group or B3 or higher by Moody's Investors Service, Inc.

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return by using a multi-sector investment approach, investing assets principally in investment-grade, high-yield, and foreign bonds.

The Global Equity Portfolio seeks long-term growth of capital without undue risk to principal by investing in global equity securities that provide the potential for capital appreciation and income.


4   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

The International Equity Portfolio seeks to achieve maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware International, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser.

The Labor Select International Equity Portfolio seeks to achieve maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware International, are undervalued at the time of purchase based on rigorous fundamental analysis conducted by the investment adviser, and that are compatible with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks to achieve long-term capital appreciation by investing primarily in stocks of issuers located or operating in emerging countries.

The Global Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities of international (non-U.S.) markets. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries outside the U.S.


                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST   5

--------------------------------------------------------------------------------
Large-Cap Value Equity:
Double-Digit Gains, Despite Overseas Woes

The U.S. stock market, which started 1998 with a bang, ended the fiscal year with a whimper as economic problems in Russia and the emerging market nations finally took their toll. While U.S. companies with business in those areas reported weak earnings, it wasn't enough to spoil the fun. The Large-Cap Value Equity Portfolio (formerly known as The Defensive Equity Portfolio) returned 13.50% for the year ending October 31, versus the S&P 500's 21.99% return for the same period.

The first half of the fiscal year saw a surprise bull rally, and the Portfolio charged ahead with a return of 18.57%. A strong economy, low inflation and high consumer confidence were behind the market's euphoria as jubilant investors put worries about the Asian debt crisis on the back burner. However, the celebration ended over the summer, when U.S. companies began feeling the effects of the collapse of the Russian ruble and economic troubles in Southeast Asia and Latin America. In the last quarter of the fiscal year, investors began to sell off their large-cap holdings in search of shelter from the global volatility.

Looking ahead, we do not believe the U.S. will experience a recession, as many had predicted, and are forecasting a rebound in corporate profits in 1999. We plan to continue overweighting the drug and telecommunications sectors. In addition, we hope to capitalize on the industries that were oversold in the last quarter of the fiscal year; for example, the capital goods sector, which was particularly hard hit.

--------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio has              Average Annual Total Return
generally kept pace with, if not surpassed, the       Periods ending October 31, 1998
broad stock market since the Portfolio's inception    --------------------------------------
                                                      One Year  Five Years  Since Inception
                                                       13.50%     18.36%       18.39%
                                                      --------------------------------------

Growth of $10,000*

1. Large Cap Value Equity

 S&P 500 Index           The Large-Cap Value Equity Portfolio
  2/92  $10,118                  2/3/92  $10,000
  6/92  $10,103                    6/92  $10,550
  9/92  $10,423                    9/92  $10,741
 12/92  $10,953                   12/92  $11,355
  3/93  $11,432                    3/93  $12,255
  6/93  $11,480                    6/93  $12,527
  9/93  $11,780                    9/93  $13,233
 12/93  $12,057                   12/93  $13,585
  3/94  $11,599                    3/94  $13,321
  6/94  $11,638                    6/94  $13,817
  9/94  $12,210                    9/94  $14,381
 12/94  $12,207                   12/94  $14,026
  3/95  $13,401                    3/95  $15,425
  6/95  $14,676                    6/95  $16,486
  9/95  $15,841                    9/95  $17,776
 12/95  $16,793                   12/95  $18,712
  3/96  $17,694                    3/96  $19,799
  6/96  $18,487                    6/96  $20,166
  9/96  $19,059                    9/96  $21,021
 12/96  $20,649                   12/96  $22,353
  3/97  $21,202                    3/97  $23,090
  6/97  $24,896                    6/97  $26,534
  9/97  $26,763                    9/97  $28,860
 10/97  $25,869                   10/97  $27,509
 12/97  $27,531                   12/97  $29,514
  3/98  $31,371                    3/98  $33,177
  6/98  $32,408                    6/98  $32,041
  9/98  $29,185                    9/98  $29,343
 10/98  $31,558                   10/98  $31,222

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Standard & Poor's 500 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.
6   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                               PORTFOLIO MANAGER

George E. Deming (photo of George E. Deming)
o Has managed the Portfolio since its inception
o Joined Delaware in 1978...previously at White, Weld & Co.
o Thirty years of investment experience
o Earned bachelor's degree at the University of Vermont
o Earned master's degree in international affairs at the University of Pennsylvania's Wharton School
o Based in Philadelphia

--------------------------------------------------------------------------------
Portfolio Profile
October 31, 1998
Total net assets  $117.9 million

Inception Date  February 3, 1992

Asset composition (based on total net assets)
  Common stocks 95.28%
  Cash equivalents and other net assets 4.72%

Number of holdings  57

Top 10 holdings
  1. McGraw-Hill
  2. Pharmacia & Upjohn
  3. Bestfoods
  4. Kimberly-Clark
  5. Pitney Bowes
  6. Baxter International
  7. AT&T
  8. Ford Motor
  9. May Department Stores
 10. GTE

Industry composition

Banking/finance/insurance 19.05%

Telecommunications 11.95%

Energy 9.93%

Food/beverage/tobacco 8.43%

Healthcare/pharmaceuticals 8.11%

Chemicals 6.09%

Automobiles/auto parts 5.57%

Electronics/electrical 4.82%

Retail 4.33%

Computers/technology 4.04%

Paper/forest products 3.97%

Cable/media/publishing 3.07%

Metals/mining 2.65%

Transportation/shipping 1.81%

Environmental services 1.46%

Cash and other net assets 4.72%
--------------------------------------------------------------------------------

                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST   7

--------------------------------------------------------------------------------
Growth and Income:
A Strong Start

The Growth and Income Portfolio got off to a strong start during its first six weeks of operation. The Portfolio delivered a total return of 5.53% from its inception on September 15, 1998, through the close of our reporting period on October 31, 1998. Good stock selection in the consumer growth area, especially in October, accounted for most of the Portfolio's gain. Keeping in mind the extremely short reporting period, such performance may not be representative of longer-term results.

October was the best single month of performance in the broad stock market since the late 1980s. In a surprise move that caught investors flatfooted, the Federal Reserve Board's Open Market Committee reduced its target for short-term interest rates by 25 basis points (0.25%) to 5.00% on October 15. The effect was galvanic. Growth and Income posted an 8.9% gain for the month, outperforming the 8.1% return of the unmanaged S&P 500 Index.

The Growth and Income Portfolio invests primarily in dividend-paying companies that we believe have the potential to provide above-average dividend growth over time. The Portfolio's asset concentration has now reached our desired target--the top 10 holdings represent more than 35% of net assets, and the top 20 holdings account for over 55% of net assets.

Looking ahead, we will continue to focus on stocks that we believe may have the potential for 10% or more earnings per share growth. These stocks should appear more attractive relative to the broad market, where profit growth is expected to be flat over the next 12 months.

--------------------------------------------------------------------------------
In its first six weeks of operation, The Growth   Total Return
and Income Portfolio posted solid gains despite   For the period September 15, 1998 to October 31, 1998
volatile markets                                  ------------------------------------------------------
                                                  5.53%
                                                  ------------------------------------------------------

Growth of $10,000*

Lipper Growth &        The Growth and
Income Fund Average    Income Portfolio
  8/98   $10,000        9/15/98  $10,000
  9/98   $10,529        9/21/98  $10,000
 10/98   $11,292        9/28/98  $10,000
                       10/ 5/98  $ 9,871
                       10/12/98  $10,000
                       10/19/98  $ 9,400
                       10/26/98  $10,271
                       10/31/98  $10,553

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Lipper Growth & Income Fund Average is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

8   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Manager

George H. Burwell (photo of George H. Burwell)
o Has managed the Portfolio since its inception
o Joined Delaware in 1992
o Previously a portfolio manager for Midlantic Bank and a Security Analyst with both Balis & Zorn and First Fidelity Bank
o Earned a bachelor's degree from the University of Virginia, where he majored in political science
o CFA charterholder
o Based in Philadelphia

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets $2.1 million

Inception Date September 15, 1998

Asset composition (based on total net assets)
   Common stocks 97.84%
   Convertible preferred stocks 0.35%
   Warrants 0.94%
   Cash equivalents and other net assets 0.87%

Number of holdings  62

Top 10 holdings
   1. Federal Home Loan
   2. Rite Aid
   3. Equifax
   4. Hewlett-Packard
   5. Tyco International
   6. Masco
   7. Ecolab
   8. American Home Products
   9. Service International
  10. Stewart Enterprises

Industry composition

Banking/finance/insurance 18.94%

Miscellaneous 14.09%

Retail 8.36%

Food/beverage/tobacco 7.85%

Healthcare/pharmaceuticals 7.62%

Chemicals 6.09%

Electronics/electrical 5.54%

Computers/technology 5.43%

Textiles/apparel/furniture 5.03%

Telecommunications 4.71%

Buildings/materials 4.49%

Energy 2.98%

Real estate 2.02%

Automobiles/auto parts 1.70%

Utilities 1.54%

Cable/media/publishing 0.93%

Aerospace/defense 0.52%

Convertible preferred stock 1.29%

Cash and other net assets 0.87%
--------------------------------------------------------------------------------

                                   1998 ANNUAL REPORT o DELAWARE POOLED TRUST  9

--------------------------------------------------------------------------------
Mid-Cap Growth Equity:
A Buoyant Performance Amid A Market Underwater

The Mid-Cap Growth Equity Portfolio, formerly known as The Aggressive Growth Portfolio, posted a return of 1.47% for the year ending October 31. The Portfolio, which returned a strong 14.12% for the first half of the fiscal year, witnessed more tempered gains in the final quarter in the face of global economic pressures and volatility. In stark contrast, the Russell 2000 Index posted a (11.84)% return. The Portfolio's substantial outperformance stemmed from good stock selection. Growth stocks, which were the high-fliers for most of the year, underwent a substantial correction in the final quarter of the reporting period. Despite this recent correction in growth stocks in general, the growth orientation of our Portfolio did not deter it from exceeding its benchmark throughout the year--a further testament to deft stock selection, in our opinion.

At the beginning of the year, we anticipated the following: (1) Asian turmoil would start to pressure earnings, especially in the second half of 1998; (2) the strength of the U.S. dollar would put further pressure on earnings; (3) consumer spending would be strong; and (4) a very benign interest rate environment would prevail.

To position for these macro drivers, we have been looking for companies with predictable U.S.-based earnings. Therefore, we have focused less on basic industry, less on healthcare and less on energy. We have stressed more consumer-oriented companies, especially lifestyle retailers, interest-sensitive stocks and technology.

Looking ahead, we continue to look for companies that, in our opinion, aren't likely to disappoint on the earnings front. We intend to continue overweighting consumer stocks and underweighting the basic-industry sector, a strategy that contributed greatly to our positive performance in the midst of a market that has lost over 10% of its value in the 12 months ended October 31.


----------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio has kept               Average Annual Total Return
pace with the Russell 2000 during a time when              Periods ending October 31, 1998
small growth stocks in general have underperformed         -----------------------------------------------
the broad Small-Cap Market; in the last                    One Year       Five Years       Since Inception
year it has handily beaten the Russell 2000                1.47%            10.17%              9.39%
----------------------------------------------------------------------------------------------------------


Growth of $10,000*

Russell 2000 Index                   The Mid-Cap Growth Equity Portfolio
  2/92  $10,000                              2/27/92  $10,000
  6/92  $ 9,002                                 6/92  $ 8,400
  9/92  $ 9,260                                 9/92  $ 8,700
 12/92  $10,642                                12/92  $10,137
  3/93  $11,097                                 3/93  $ 9,716
  6/93  $11,339                                 6/93  $10,147
  9/93  $12,330                                 9/93  $11,069
 12/93  $12,654                                12/93  $11,379
  3/94  $12,318                                 3/94  $11,267
  6/94  $11,838                                 6/94  $10,418
  9/94  $12,660                                 9/94  $11,338
 12/94  $12,423                                12/94  $10,815
  3/95  $12,996                                 3/95  $11,830
  6/95  $14,214                                 6/95  $12,438
  9/95  $15,618                                 9/95  $13,683
 12/95  $15,957                                12/95  $14,032
  3/96  $16,771                                 3/96  $15,265
  6/96  $17,610                                 6/96  $16,256
  9/96  $17,669                                 9/96  $16,840
 12/96  $18,589                                12/96  $16,333
  3/97  $17,627                                 3/97  $15,008
  6/97  $20,485                                 6/97  $16,937
  9/97  $23,534                                 9/97  $18,721
 10/97  $22,500                                10/97  $17,947
 12/97  $22,745                                12/97  $17,698
  3/98  $25,033                                 3/98  $20,285
  6/98  $23,866                                 6/98  $20,627
  9/98  $19,058                                 9/98  $17,502
 10/98  $19,835                                10/98  $18,210


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

10  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Manager

Gerald S. Frey (photo of Gerald S. Frey)
o Has managed the Portfolio since 1996
o Previous position: senior director at Morgan Grenfell Capital Management
o Nearly 20 years of investment management experience
o Earned bachelor's degree from Bloomsburg University
o Earned MBA from Wilkes College n Based in Philadelphia

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $4.9 million

Inception Date  February 27, 1992

Asset composition (based on total net assets)
   Common stocks 96.09%
   Cash equivalents and other net assets 3.91%

Number of holdings  57

Top 10 holdings
  1.  Chancellor Media Class A
  2.  Snyder Communications
  3.  Bed Bath & Beyond
  4.  Staples
  5.  Finova Group
  6.  Health Management Associates Class A
  7.  Outback Steakhouse
  8.  Gemstar International Group Limited
  9.  Henry Schein
  10. Clear Channel Communications

Industry composition

Computers/technology 20.86%

Banking/finance/insurance 14.28%

Cable/media/publishing 12.57%

Telecommunications 12.06%

Retail 10.78%

Leisure/lodging/entertainment 5.76%

Consumer products 5.23%

Electronics/electrical 4.73%

Healthcare/pharmaceuticals 3.75%

Miscellaneous 3.39%

Environmental services 1.54%

Textiles/apparel/furniture 1.03%

Food/beverage/tobacco 0.11%

Cash and other net assets 3.91%


                                   1998 ANNUAL REPORT - DELAWARE POOLED TRUST 11

Small/Mid-Cap Value Equity:
Rough Times For Small-Cap Value Investors

The stock market correction hit the small- and mid-cap equities much harder than their large-cap counterparts, as investors continued to believe the large-cap sector would be a safer bet. The effects of the Asian financial crisis were felt throughout most sectors; in particular, the capital goods and basic materials segments.

The Small/Mid-Cap Value Equity Portfolio, less than a year old, returned (9.18)% for the period December 29, 1997 to October 31, 1998. In comparison, the Russell 2500 Value Index also suffered during the period, posting a (7.84)% return. Given the bear market surrounding small- and mid-cap stocks at the end of this period, we made few strategic maneuvers. Additionally, we focused on high quality, low P/E financial and utility equities to help reduce the Portfolio's downside risk.

Moving ahead, however, we have decreased our reliance on the housing sector given its strong relative performance at the end of this fiscal year. Additionally, we have selectively added to our energy and commodity-related groups, which are valued more attractively. Given the current market valuations, we continue to find ample opportunities to add quality companies to the Portfolio at attractive prices.

--------------------------------------------------------------------------------
In an extremely volatile small- and mid-cap market, the Portfolio has kept pace with its benchmark index

Total Return
For the period December 29, 1997 to October 31, 1998
----------------------------------------------------
(9.18)%
----------------------------------------------------

Growth of $10,000*

Russell 2500                  The Small/Mid-Cap
Value Index                   Value Equity Portfolio

12/97  $10,000                   12/97  $10,000
12/97  $10,000                   12/97  $10,060
 1/98  $ 9,829                    1/98  $ 9,953
 2/98  $10,439                    2/98  $10,635
 3/98  $10,954                    3/98  $11,071
 4/98  $10,948                    4/98  $10,988
 5/98  $10,602                    5/98  $10,588
 6/98  $10,562                    6/98  $10,412
 7/98  $ 9,887                    7/98  $ 9,776
 8/98  $ 8,335                    8/98  $ 8,282
 9/98  $ 8,822                    9/98  $ 8,824
10/98  $ 9,216                   10/98  $ 9,082

December 29, 1997*
January 1998*
March 1998*
May 1998*
July 1998*
September 1998*
October 31, 1998*

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2500 Value Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

12   Delaware Pooled Trust o 1998 Annual Report

PORTFOLIO MANAGER

Francis X. Morris
o  Has managed the Portfolio since              (photo of Francis X. Morris)
   its inception in 1997
o  Joined Delaware in 1997
o  Previously served as Vice President
   and Director of Equity Research
   at PNC Asset Management
o  Earned bachelor's degree at Providence College
o  Earned MBA degree at Widener University
o President of the Financial Analysts Society of Philadelphia
o  Member of the Association for Investment
   Management and Research and the National
   Association of Petroleum Investment Analysts
o  Based in Philadelphia


-------------------------------------------------
Portfolio Profile
October 31, 1998

Total net assets  $2.7 million

Inception Date  December 29, 1997

Asset composition (based on total net assets) Common stocks 96.98% Cash equivalents and other net assets 3.02%

Number of holdings  72

Top 10 holdings
   1.   Stride Rite
   2.   Viad
   3.   Stewart Enterprises
   4.   Koger Equity
   5.   Armstrong World Industries
   6.   Prentiss Properties Trust
   7.   USEC
   8.   Equity Office Properties Trust
   9.   Noble Affiliates
   10.  Mercantile Bankshares

Industry composition

Banking/finance/insurance                      19.98%
Real estate                                    12.28%
Energy                                         10.46%
Buildings/materials                             8.31%
Utilities                                       6.06%
Chemicals                                       5.88%
Textiles/apparel/furniture                      4.67%
Healthcare/pharmaceuticals                      4.45%
Food/beverage/tobacco                           4.17%
Industrial machinery                            3.96%
Retail                                          3.28%
Metals/mining                                   3.23%
Automobiles/automotive parts                    2.82%
Leisure/lodging/entertainment                   2.82%
Transportation/shipping                         2.00%
Paper/forest products                           1.32%
Electronics/electrical equipment                1.29%
Cash and other net assets                       3.02%

                                 1998 Annual Report o Delaware Pooled Trust   13

Small-Cap Growth Equity:
Robust Beginnings

The Small-Cap Growth Equity Portfolio made great strides during its first six weeks of operation. From its inception on September 15, 1998, through the end of our reporting period on October 31, 1998, Small-Cap Growth Equity provided a total return of 10.59%. Much of this gain came in the last three weeks of October, as stocks began to recover earlier losses. Small-Cap Growth Equity rebounded more than 35% from early October lows, compensating for a 21% decline in net asset value during the first six trading days of the month. Keeping in mind the extremely short reporting period, such performance may not be representative of longer-term results.

October was the best single month of performance in the broad stock market since the late 1980s. In a surprise move that caught investors flatfooted, the Federal Reserve Board's Open Market Committee reduced its target for short-term interest rates by 25 basis points (0.25%) to 5.00% on October 15. The effect was galvanic. Small-Cap Growth Equity posted a 7.68% gain for the month, outperforming the 5.22% return of the unmanaged Russell 2000 Growth Index.

Looking ahead, we believe the stocks we hold present good earnings potential for 1999. Even with the recent recovery, small stocks are near historic P/E lows compared to large stocks. We see this as a sign of small company stocks' capital appreciation potential. We are excited about such strong earnings prospects as they may apply to Small-Cap Growth Equity Portfolio's long-term performance.

--------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio posted a double-digit gain in the first month-and-a-half of operation

   Total Return
   For the period September 15, 1998 to October 31, 1998
   -----------------------------------------------------
   10.59%
   -----------------------------------------------------

Growth of $10,000*

 Russell 2000                            The Small-Cap Growth
 Growth Index                            Equity Portfolio

 8/98  $10,000                             9/15/98  $10,000
 9/98  $11,013                             9/18/98  $10,024
10/98  $11,588                             9/25/98  $10,306
                                          10/ 9/98  $ 9,212
                                          10/23/98  $10,600
                                          10/31/98  $11,059
August 31*
September 11*
September 30*
October 9*
October 31*

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000 Growth Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

14   Delaware Pooled Trust o 1998 Annual Report

PORTFOLIO MANAGER

Gerald S. Frey
[]  Has managed the Portfolio
    since its inception                      (photo of Gerald S. Frey)
[]  Previous position: senior
    director at Morgan Grenfell
    Capital Management
[]  Nearly 20 years of investment
    management experience
[]  Earned bachelor's degree from Bloomsburg University
[]  Earned MBA from Wilkes College
[]  Based in Philadelphia

-------------------------------------------------
Portfolio Profile
October 31, 1998

Total net assets  $3.3 million

Inception Date  September 15, 1998

Asset composition (based on total net assets) Common stocks 80.50% Cash equivalents and other net assets 19.50%

Number of holdings  52

Top 10 holdings
    1.     Star Telecommunications
    2.     Consolidated Graphics
    3.     Bindview Development
    4.     CNET
    5.     Linens `n' Things
    6.     Papa John's International
    7.     Hyperion Solutions
    8.     Network Appliance
    9.     Ambac Financial Group
    10.    GeoTel Communications

Industry composition

Computers/technology                   23.87%
Telecommunications                     15.35%
Cable/media/publishing                  8.85%
Banking/finance/insurance               8.84%
Electronics/electrical                  7.23%
Retail                                  6.92%
Leisure/lodging/entertainment           4.86%
Miscellaneous                           2.54%
Healthcare/pharmaceuticals              1.20%
Automobiles/auto parts                  0.47%
Real estate                             0.37%
Cash and other net assets              19.50%
-------------------------------------------------

                                 1998 Annual Report o Delaware Pooled Trust   15

--------------------------------------------------------------------------------
Real Estate Investment Trust II:
Credit Crunch Takes Its Toll

What a difference a fiscal year makes. The benchmark NAREIT Index, which soared 32.77% in the 12 months ended October 31, 1997, plunged well into negative territory in the 1998 fiscal year. For its part, our REIT II Portfolio--which has been open for business for nearly a full year--recorded a total return of (12.27)% for the period November 4, 1997 to October 31, 1998. That exceeded the NAREIT Index's return by half of a percentage point.

The abrupt about-face--which began with market uncertainty, a slowdown in acquisitions, and negative flow of funds--was mainly due to a credit crunch in the debt and equity markets in the last several months. This crunch was caused by losses by several large hedge funds along with currency devaluations and debt defaults among emerging market nations. The burgeoning credit problems of Russia, Southeast Asia and hedge funds have caused lenders to halt issuances of capital, causing all equities, including REITs, to suffer. On a positive note, we believe acquisitions in the industry have slowed and commercial real estate prices have fallen by 10%-25% across all sectors. In addition, the lack of capital has halted new construction, which in turn has helped raise rental rates.

Looking ahead, we intend to overweight the retail sector, which relies less on acquisitions than other sectors and is more defensive with its longer leases. We currently underweight the hotel sector as these stocks are more sensitive to an economic slowdown. We also believe the office sector continues to have solid fundamentals. A favorable balance of supply and demand, softer acquisition prices and strong growth we believe make this the sector with the best risk/return scenario going into the next year.

--------------------------------------------------------------------------------
At fiscal year's end, The REIT II Portfolio has beaten its benchmark index despite volatility in in the real-estate and small-cap markets

   Total Return
   For the period November 4, 1997 to October 31, 1998
   ---------------------------------------------------
   (12.27)%
   ---------------------------------------------------

Growth of $10,000*

 NAREIT Equity                         The Real Estate Investment
 REIT Index                                Trust II Portfolio

10/97  $10,000                              11/4/97  $10,000
12/97  $10,457                                12/98  $10,012
 3/98  $10,407                                 3/98  $10,530
 6/98  $ 9,930                                 6/98  $ 9,999
 9/98  $ 8,885                                 9/98  $ 9,063
12/98  $ 8,720                                10/98  $ 8,773

November 4, 1997*
December 1997*
March 1998*
June 1998*
September 1998*
October 31, 1998*

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The NAREIT Equity REIT Index is an unmanaged index and a theoretical measure of the performance of real-estate investment trust stocks in aggregate rather than an actual available investment.

Note: Funds such as The REIT Portfolio II that concentrate investments in one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

16   Delaware Pooled Trust o 1998 Annual Report

PORTFOLIO MANAGERS

Steven R. Brody
[]  Has served as subadviser to the           (photo of Steven R. Brody)
    Portfolio since its inception
[]  Oversees day-to-day operation
    of investment management unit
    of Lincoln National Corporation,
    Delaware's corporate parent
[]  Joined Lincoln in 1987
[]  Earned bachelor's degree at Miami University in Ohio
[]  Fellow of the Life Office Management Association
[]  Based in Fort Wayne

Lawrence T. Kissko
[]  Has served as subadviser to the
    Portfolio since its inception              (photo of Lawrence T. Kissko)
[]  Joined Lincoln in 1983...
    previously at Union Mutual Life
    Insurance Company
[]  Earned  bachelor's degree at Rensselaer Polytechnic
    Institute
[] Earned MBA in finance at The State University of New York
[]  A chartered financial analyst
[]  Based in Fort Wayne

Kimberly T. Gilliam
[]  Has served as a subadviser and
    property analyst to the Portfolio            (photo of Kimberly T. Gilliam)
    since 1998
[]  Joined Lincoln in 1991...previously
    a real estate representative with
    Air Products & Chemicals, Inc. and a consultant with Arthur Anderson & Co. in New York
[] Earned a bachelor's degree in accounting and an MBA in finance and real estate from Benedict College
[]  Based in Fort Wayne

Babak Zenouzi
[]  Has managed the Portfolio since
    its inception                           (photo of Babak Zenouzi)
[]  Joined Delaware in 1992 as a
    quantitative analyst and was promoted
    to portfolio management
[] Formerly served as senior vice president, statistical reporting and analysis, at The Boston Company
[]  Member of the National Association of Real Estate
    Investment Trusts
[]  Based in Philadelphia

----------------------------------
Portfolio Profile
October 31, 1998

Total net assets  $5.8 million

Inception Date  November 4, 1997

Asset composition (based on total net assets) Common stocks 98.96% Cash equivalents and other net assets 1.04%

Number of holdings  36

Top 10 holdings
     1.  Reckson Associates Realty
     2.  Kimco Realty
     3.  Apartment Investment & Management
     4.  Equity Office Properties Trust
     5.  Duke Realty Investments
     6.  CarrAmerica Realty
     7.  Simon Property Group
     8.  Essex Property Trust
     9.  Starwood Hotels & Resorts Trust
     10. Alexandria R. E. Equities

Industry composition

Office/industrial REITs                      38.02%
Multifamily REITs                            17.90%
Retail strip-center REITs                    16.14%
Hotels/diversified REITs                     10.75%
Mail REITs                                    8.03%
Manufactured housing REITs                    5.22%
Self-storage REITs                            2.90%
Cash and other net assets                     1.04%
----------------------------------

                                 1998 Annual Report o Delaware Pooled Trust   17

--------------------------------------------------------------------------------
Intermediate Fixed Income:
Solid Gains on Conservative Stance

The Intermediate Fixed Income Portfolio (formerly known as The Fixed Income Portfolio) returned a solid 7.06% for the fiscal year ending October 31, 1998 buoyed by a rally in the closing months of the period. That compared with a 9.12% return for the Lehman Brothers Government/Corporate Intermediate Bond Index. Our yield-oriented style fell out of favor in the fiscal year. However, we believe our style provides its greatest benefits over the long term. The fixed-income market spent much of 1998 vacillating on concerns about the effects of the Asian debt crisis. In addition, a strong U.S. economy prompted concerns that Federal Reserve Chairman Greenspan would raise domestic interest rates, but the Fed held off on any move that might jar Asian trading partners.

Global uncertainty continued throughout the year as the crisis expanded to Russia and Latin America. Investors responded by selling off most securities and buying U.S. Treasuries. The Fed ended up going the opposite direction, cutting the federal funds rate by 0.25%, but by that time the markets had already factored in the move.

The Intermediate Fixed Income Portfolio purchases a broad range of securities and concentrates on issues with remaining maturities of 10 years or less. During periods when the U.S. Treasury market rallies and financial uncertainty rises, non-Treasury debt often underperforms. As a result, the Portfolio, which holds more non-Treasury debt than the Lehman Government/Corporate Intermediate Bond Index, underperformed against its benchmark. However, losses were held to a minimum as the Portfolio is not invested in issues that would be directly affected by Russian or Asian problems.

As a precautionary measure, we continue to monitor our corporate holdings, upgrading from those with increasing business risk and selectively purchasing corporates with good prospects and relatively cheap prices. The mortgage-backed securities in the Portfolio have also underperformed (in line with that market segment's return, although we have sold off many of the securities with prepayment risks.

--------------------------------------------------------------------------------

The Intermediate Fixed Income Portfolio has trailed its benchmark index over the past fiscal year due to our emphasis on spread product, which has not performed as well as the overall market in the current interest-rate enviroment

   Average Annual Total Return
   -----------------------------------------------------------------------------
   Periods ending October 31, 1998
   -----------------------------------------------------------------------------
   One Year                                       Since Inception
   7.06%                                          6.92%
   -----------------------------------------------------------------------------

Growth of $10,000*

Lehman Brothers Government/    The Intermediate
Corporate Intermediate          Fixed Income
Bond Index                       Portfolio

 3/96   $10,000                3/12/96   $10,000
 6/96   $10,011                   6/96   $10,041
 9/96   $10,188                   9/96   $10,230
12/96   $10,438                  12/96   $10,473
 3/97   $10,426                   3/97   $10,471
 6/97   $10,733                   6/97   $10,762
 9/97   $11,023                   9/97   $11,046
10/97   $11,145                  10/97   $11,145
12/97   $11,259                  12/97   $11,229
 3/98   $11,434                   3/98   $11,407
 6/98   $11,650                   6/98   $11,609
 9/98   $12,173                   9/98   $11,976
10/98   $12,161                  10/98   $11,932


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

18   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Manager


(Photo of Gary A. Reed)


Gary A. Reed
o  Has managed the Portfolio since its inception
o  Joined Delaware in 1989
o Formerly served as vice president and manager of the fixed-income department at Irving Trust Company
o  Eighteen years of investment experience
o  Earned a bachelor's degree at the University of Chicago
o  Earned a master's degree in economics at Columbia University
o  Based in Philadelphia

Portfolio Profile
October 31, 1998

Total net assets $30.2 million

Inception Date March 12, 1996

Number of holdings 71

Top 10 holdings
   1. Federal National Mortgage Association, 5.625%, 3/15/01
   2. Federal National Mortgage Association, 6.00%, 10/1/28
   3. Federal National Mortgage Association, 6.00%, 4/1/13
   4. Federal National Mortgage Association, 7.00%, 7/1/28
   5. Residential Funding Mortgage Securities Series 96-S9 A10, 7.25%, 4/25/26
   6. Government National Mortgage Association, 6.50%, 12/15/23
   7. U.S. Treasury Note, 6.375%, 1/15/00
   8. Government National Mortgage Association, 6.50%, 1/15/24
   9. Federal National Mortgage Association, 6.00%, 11/1/28
  10. Philip Morris, 7.20%, 2/1/07

Asset composition (based on total net assets)

Corporate bonds 28.17%
Mortgage-backed bonds 20.96%
CMOs 17.23%
Asset-backed bonds 14.61%
U.S. Government agencies 12.97%
U.S. Treasuries 5.94%
Cash equivalents and other net assets 0.12%

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   19

Aggregate Fixed Income:
Capitalizing on Flight to Treasuries

The Aggregate Fixed Income Portfolio performed well for 1998, with much of the advance coming in the final quarter of the fiscal year. The newly incepted portfolio returned 7.41% for the period from December 29, 1997 to October 31, 1998. By comparison, the Lehman Brothers Aggregate Bond Index returned 7.75% during the period. Global uncertainty, the expanding financial crisis in Asia, and problems in Russia sent investors scrambling for U.S. Treasuries. As a result, U.S. Treasury yields fell to the lowest level that we have seen in over a generation.

Although the Federal Reserve cut the Fed Funds rate by a quarter of a percentage point, that decision had already been factored into the market. Nevertheless, this action underscores that financial risk in both global and domestic economies has risen. Consequently, most corporate, financial and sovereign debt underperformed the Treasury market.

The Aggregate Fixed Income Portfolio invests in securities that cover the full maturity range of the fixed-income market. Many of the holdings in the Portfolio are similar to those in The Intermediate Fixed Income Portfolio. However, the average maturity of this Portfolio is longer, which benefited the Portfolio during the rally in the final quarter of the fiscal year and produced strong relative performance for the Portfolio as a whole.

Volatile global equity markets have benefited The Aggregate Fixed Income Portfolio as investors fled stocks in droves to buy bonds over the past fiscal year

   Total Return
   -----------------------------------------------------------------------------
   For the period December 29, 1997 to October 31, 1998
   -----------------------------------------------------------------------------
   7.41%
   -----------------------------------------------------------------------------

Growth of $10,000*

Lehman Brothers              The Aggregate
Aggregate                    Fixed Income
Bond Index                   Portfolio

12/31/97  $10,000           12/29/97  $10,000
12/31/97  $10,000           12/29/97  $10,000
    1/98  $10,128               1/98  $10,129
    2/98  $10,120               2/98  $10,129
    3/98  $10,155               3/98  $10,165
    4/98  $10,208               4/98  $10,212
    5/98  $10,305               5/98  $10,294
    6/98  $10,392               6/98  $10,365
    7/98  $10,414               7/98  $10,365
    8/98  $10,584               8/98  $10,565
    9/98  $10,832               9/98  $10,800
   10/98  $10,775              10/98  $10,741

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

20   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Manager


(Photo of Gary A. Reed)


Gary A. Reed
o  Has managed the Portfolio since its inception
o  Joined Delaware in 1989
o Formerly served as vice president and manager of the fixed-income department at Irving Trust Company
o  Eighteen years of investment experience
o  Earned a bachelor's degree at the University of Chicago
o  Earned a master's degree in economics at Columbia University
o  Based in Philadelphia

Portfolio Profile
October 31, 1998

Total net assets $2.1 million

Inception Date December 29, 1997

Number of holdings 41

Top 10 holdings
   1. Federal National Mortgage Association, 6.00%, 10/1/28
   2. Federal National Mortgage Association, 6.00%, 4/1/13
   3. U.S. Treasury Bonds, 6.125%, 11/15/27
   4. Chase Manhattan, 7.25%, 6/1/07
   5. Federal National Mortgage Association, 6.50%, 4/1/13
   6. U.S. Bank N.A., 6.50%, 2/1/08
   7. Wal-Mart Stores, 5.875%, 10/15/05
   8. Travelers Property Casualty, 6.75%, 4/15/01
   9. Federal Home Loan Mortgage Corporation, 7.50%, 3/1/28
  10. Southern Investments UK, 6.375%, 11/15/01

Asset composition (based on total net assets)

Mortgage-backed securities 34.93%
Corporate bonds 31.63%
CMOs 13.40%
Asset-backed bonds 9.86%
U.S. Treasuries 9.00%
Cash and other net assets 1.18%

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   21

High-Yield Bond:
Flat Performance as Investors Bail Out

The High-Yield Bond Portfolio ended the fiscal year about where it left off the previous year. The Portfolio returned just 0.30% for the year, giving up most of its six-month return of 8.23% on a fourth-quarter sell-off. By comparison, The Salomon Brothers High-Yield Cash Pay Index returned 1.59%, reflecting the overall slowdown in the high-yield bond market. High-yield bonds were tracking the sharp drop in the U.S. stock market, which prompted a flight to quality out of all spread-sensitive asset classes.

For the first half of the year, the high-yield market experienced near-perfect conditions: heavy new supply, strong economic growth, falling interest rates and powerful demand. However, in the second half of the year, market dynamics began to shift amid higher volatility in the equity and Treasury markets. The rocky state of the global capital markets finally took its toll in the last quarter of the fiscal year. Within the high yield market, returns were strongly correlated with credit quality, as BB-rated issues outperformed all lower-rated credit tiers. The Portfolio's heavy weighting in single-B rated issues accounted for its underperformance relative to the Salomon Brothers High-Yield Cash Pay Index.

Despite the shaky conditions surrounding the worldwide capital markets, we remain positive on the outlook for the U.S. economy. Weakening export economies and rising imports will lead to slowing GDP growth next year, while historically low interest rates should provide a floor to the key industrial sectors of the housing, auto and consumer-durable markets. Accordingly, we believe a continued single-B orientation will provide a yield premium relative to the market as well as greater appreciation potential as investor confidence stabilizes.

The High-Yield Bond Portfolio has chugged ahead of the index since its inception 23 months ago

   Average Annual Total Return
   Periods ending October 31, 1998
   -----------------------------------------------------------------------------
   One Year                                       Since Inception
   0.30%                                          9.16%
   -----------------------------------------------------------------------------
Growth of $10,000*

Salomon Brothers
High-Yield Cash              The High-Yield
Pay Index                    Bond Portfolio

11/30/96  $10,000           12/31/96  $10,000
12/31/96  $10,075           12/31/96  $10,125
    3/97  $10,231               3/97  $10,447
    6/97  $10,681               6/97  $11,115
    9/97  $11,101               9/97  $11,698
   10/97  $11,195              10/97  $11,792
   12/97  $11,397              12/97  $11,928
    3/98  $11,854               3/98  $12,558
    6/98  $11,991               6/98  $12,877
    9/98  $11,477               9/98  $12,248
   10/98  $11,373              10/98  $11,828



* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers High-Yield Cash Pay Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

22   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Managers


(Photo of Paul Matlack)


Paul Matlack
o  Has managed the Portfolio since its inception
o  Joined Delaware in 1989
o Previously served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank
o  Graduate of the University of Pennsylvania
o  Earned an MBA in finance from George Washington University
o  CFA charterholder
o  Based in Philadelphia

Gerald T. Nichols


(Photo of Gerald T. Nichols)


o  Has managed the Portfolio since its inception
o  Joined Delaware in 1989
o Previously an investment officer for a merchant banking firm with interests in the insurance and thrift industries
o Graduate of the University of Kansas with a bachelor's degree in business administration and a master's degree in finance
o  CFA charterholder
o  Based in Philadelphia


Portfolio Profile
October 31, 1998

Total net assets $20.7 million

Inception Date December 2, 1996

Number of holdings 60

Top 10 holdings
   1. AAI Fostergrant, 10.75%, 7/15/06
   2. 21st Century Telecommunications Group
   3. Classic Cable, 9.875%, 8/1/08
   4. Les, 9.25%, 6/1/08
   5. Octel Development, 10.00%, 5/1/06
   6. Talon Automotive, 9.625%, 5/1/08
   7. CEX Holdings, 9.625%, 6/1/08
   8. Republic Group, 9.50%, 7/15/08
   9. Philipp Brothers, 9.875%, 6/1/08
  10. American Commercial Lines, 10.25%, 6/30/98

Industry composition
Industrial machinery 7.97%
Consumer products 7.81%
Chemicals 7.72%
Telecommunications 7.03%
Leisure/lodging/entertainment 6.79%
Metals/mining 6.65%
Miscellaneous 6.64%
Automobiles/auto parts 5.81%
Cable/media/publishing 4.97%
Paper/forest products 4.68%
Energy 4.42%
Buildings/materials 4.27%
Food/beverage/tobacco 4.25%
Transportation/shipping 3.22%
Electronics/electrical equipment 2.44%
Textiles/apparel/furniture 2.10%
Healthcare/pharmaceuticals 1.86%
Environmental services 1.68%
Retail 1.24%
Aerospace/defense 1.10%
Computers/technology 0.24%
Preferred stocks/warrants 3.35%
Cash and other net assets 3.76%

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   23

--------------------------------------------------------------------------------
Diversified Core Fixed Income:
Strong Bonds Offset High-Yield Segment

The newly incepted Diversified Core Fixed Income Portfolio returned 7.18% for the period from December 29, 1997 to October 31, 1998, in a year characterized mainly by an uncertain global debt scenario. The Portfolio--which is currently composed of 50% U.S. investment-grade bonds, 30% high-yield bonds and 20% international bonds--benefited from its high-yield holdings in the first half of the year, but the same riskier holdings were a drag from the summer months onward.

During the first few months, the Portfolio saw positive conditions for U.S. bonds. Solid economic growth, low inflation and stable Federal Reserve policy created a supportive environment for all major sectors of the domestic fixed-income market. Improving credit conditions, strong investor demand and a rally in the stock market enabled high-yield bonds to be the lead performers, while relatively stable interest rates allowed investment-grade bonds to earn their coupon.

However, ongoing volatility in world financial markets finally sent shock waves through the U.S. financial markets in the summer months. The falling stock market and reduced export opportunities fueled investor concerns about the outlook for the domestic economy, which in turn prompted a flight to quality to Treasuries. As a result, the Treasury market was the primary source of outperformance within the Lehman Brothers Aggregate Index and the broad bond market. At the same time, high-yield bonds declined in value along with equities.

For overseas bonds, the rising dollar over the first half of 1998 worked to erase gains. But as the dollar weakened--especially in the third quarter--most global bond markets rebounded strongly in U.S. dollar terms. By the end of October 1998, Japanese bonds were up nearly 19% since fund inception and European bonds were up 15% to 17% in that period. However, some of the non-U.S. dollar markets, such as Canada, New
--------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio exceeded the U.S. bond market in aggregate for much of its first 10 months

Total Return
For the period December 29, 1997 to October 31, 1998
----------------------------------------------------
7.18%
----------------------------------------------------

Growth of $10,000*

Lehman Brothers              The Diversified
Aggregate                    Core Fixed
Bond Index                   Income Portfolio

12/31/97  $10,000            12/29/97  $10,000
12/31/97  $10,000            12/31/97  $ 9,988
    1/98  $10,128                1/98  $10,153
    2/98  $10,120                2/98  $10,224
    3/98  $10,155                3/98  $10,353
    4/98  $10,208                4/98  $10,471
    5/98  $10,305                5/98  $10,576
    6/98  $10,392                6/98  $10,659
    7/98  $10,414                7/98  $10,765
    8/98  $10,584                8/98  $10,600
    9/98  $10,832                9/98  $10,777
   10/98  $10,775               10/98  $10,718


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

24   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Zealand and Australia, returned far less as their currencies fell versus the U.S. dollar. These currencies are now strongly undervalued and should recover.

Looking forward, we believe there exist opportunities for relative outperformance, as each of the sectors we emphasize are at historically attractive levels of relative value. Overall, the Portfolio has an average quality of AA and a duration in line with the Lehman Brothers Aggregate Index.

                              -------------------
                               Portfolio Managers
                              -------------------

Roger Early (photo of Roger Early)

o  Has managed the Portfolio since its inception in 1997
o  Joined Delaware in 1994
o Previously held management positions at Rockwell International Corporation, Touche Ross & Co., and Pittsburgh National Bank
o Served as Portfolio Manager for Federated Investment Counseling's fixed income group
o  Graduate of the University of Pennsylvania's Wharton School
o  Earned an MBA in Finance from the University of Pittsburgh
o  CFA charterholder and Certified Public Account
o  Based in Philadelphia

Paul Matlack (photo of Paul Matlack)

o  Has managed the Portfolio since its inception
o  Joined Delaware in 1989
o Previously served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank
o  Graduate of the University of Pennsylvania
o  Earned an MBA in finance from George Washington University
o  CFA charterholder
o  Based in Philadelphia


--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $3.2 million

Inception Date  December 29, 1997

Number of holdings  52

Top 10 holdings
  1.  Government National Mortgage Association, 6.50%, 1/15/28
  2.  Federal National Mortgage Association, 6.00%, 5/15/08
  3.  Schuff Steel, 10.50%, 6/1/08
  4. Government National Mortgage Association, 9.00%, 7/15/21
  5. Classic Cable, 9.875%, 8/1/08
  6. American Commercial Lines, 10.25%, 6/30/08
  7. Henry, 10.00%, 4/15/08
  8. Germany (Federal Republic of), 6.00%, 1/4/07
  9. Philipp Brothers, 9.875%, 6/1/08
 10. Anthony Crane, 10.375%, 8/1/08

Asset composition (based on total net assets)

Corporate bonds 42.03%

Agency mortgage-backed securities 24.86%

Foreign bonds 18.99%

Asset-backed bonds 4.77%

CMOs 3.89%

U.S. Treasuries 1.62%

Cash and other net assets 3.84%
--------------------------------------------------------------------------------


Ian G. Sims (photo of Ian G. Sims)

o  Has managed the Portfolio since its inception
o  Joined Delaware in 1990
o Formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd.
o Graduate of the University of Leicester and holds postgraduate degree in statistics from the University of Newcastle-Upon-Tyne in the United Kingdom
o  Based in London

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   25

--------------------------------------------------------------------------------
Global Equity:
Economic Turmoil Curbs Corporate Profits

During its first full year of operations, The Global Equity Portfolio toughed out some of the most volatile performances seen in world equity markets in recent history. For the year ending October 31, 1998, Global Equity delivered a total return of 8.31%. The Morgan Stanley Capital International World Stock Index (net) posted a 15.26% return for the period.

The markets' sharp declines since the end of the second quarter were prompted by the devaluation of Russia's currency, Japan's procrastination in reforming its financial institutions, continued weakness in Asia, and further evidence of weakness in Latin America. Simultaneously, there were indications of a decline in corporate profits across a range of industries in all major markets.

In the U.S., it became increasingly clear as the year progressed that many of the S&P 500 companies would experience a slowdown in earnings growth. This was particularly applicable to the "Nifty 20," those large multinational companies which had been trading at high multiples. Consequently, these stocks were hurt the most in the U.S. As a value investor, Delaware did not have exposure to these stocks.

Following two interest-rate cuts in the fall, the S&P 500 regained some of its third-quarter losses, returning 22.01% through October 31. While we believe that further sharp market declines are unlikely, we are concerned about mounting pressures on corporate profits from rising labor costs and financial market excesses. Like the tail wagging the dog, this could set off real economic problems, particularly in the U.S. Should Japan stabilize, as we believe it will, this would further the recovery process in global economies. This, in addition to low bond yields, should help support global equity markets.
--------------------------------------------------------------------------------
The Global Equity Portfolio has lagged its benchmark index during its first year of operation, but has weathered the volatile conditions in many world markets during the period

Average Annual Total Return
Periods ending October 31, 1998
--------------------------------
One Year       Since Inception
8.31%          3.30%
--------------------------------
Growth of $10,000*

Morgan Stanley
Capital International              The Global
World Stock Index (net)            Equity Portfolio

10/97  $10,000                     10/15/97  $10,000
12/97  $ 9,472                     12/31/97  $ 9,553
 2/98  $ 9,754                         2/98  $ 9,671
 4/98  $11,151                         4/98  $11,023
 6/98  $11,377                         6/98  $10,893
 8/98  $10,014                         8/98  $ 9,742
10/98  $10,917                        10/98  $10,347

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains. The Morgan Stanley Capital International World Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

26   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

In 1998, our long term, value-oriented focus did not change. We continue focusing the majority of Global Equity's exposure in more developed markets such as Australasia, the U.K., and selected Continental European markets. We have underweighted the U.S. and Japan, where we believe stocks are well overvalued.

                              -------------------
                               Portfolio Managers
                              -------------------

Robert L. Arnold (photo of Robert L. Arnold)

o Has served as a subadvisor to the Portfolio since its inception
o Furnishes recommendations, asset allocation advice, research, and other services with respect to U.S. securities
o Joined Delaware in 1992
o Previously a planning analyst with Chemical Bank in New York
o Earned a bachelor's degree from Carnegie Mellon University and an MBA from the University of Chicago
o Based in Philadelphia

Elizabeth A. Desmond (photo of Elizabeth A. Desmond)

o Has managed the Portfolio since its inception
o Joined Delaware International in 1991
o Previously was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.
o Graduate of Wellesley College and the masters program in East Asian studies at Stanford University
o CFA charterholder
o Based in London

------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $3.1 million

Inception Date  October 15, 1997

Asset composition (based on total net assets)
  Common stocks 96.68%
  Cash equivalents and other net assets 3.32%

Number of holdings  58

Top 10 holdings
   1.  Glaxo Wellcome
   2.  PowerGen
   3.  Cable & Wireless
   4.  Boots
   5.  GKN
   6.  Foster's Brewing Group
   7.  Pitney Bowes
   8.  Siemens
   9.  Electrabel
  10.  McGraw-Hill

Geographical composition

United States 37.46%

United Kingdom 22.38%

Germany 9.00%

Australia 8.03%

France 4.90%

Japan 3.36%

Spain 2.96%

Belgium 2.44%

New Zealand 2.42%

Hong Kong 1.93%

Netherlands 1.27%

Malaysia 0.53%

Cash and other net assets 3.32%
------------------------------------------------

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   27

--------------------------------------------------------------------------------
International Equity:
Lower Interest Rates Fuel Recovery

For the year ending October 31, 1998, The International Equity Portfolio returned 4.96%, lagging the Morgan Stanley Capital International EAFE Stock
(net) Index's 9.65% return. Deteriorating financial conditions around the globe, especially in the third quarter, detracted from strong gains posted earlier in the year.

In the first half of 1998, most western equity markets were relaxed (arguably complacent) about Asia's economic crisis spreading to them and, instead, concentrated on the beneficial effects of resulting lower interest rates. However, Russia's currency devaluation in the summer was the proverbial straw that broke the camel's back. Investors had already become increasingly worried about lower-than-expected corporate profits and Japan's lack of compulsion to reform its failed banking system.

Consequently, as we advanced into the third quarter investors began to focus more on the deflationary effects of the emerging markets' crisis. This set off sharp declines in U.S. financial stocks and in Continental European markets, which had performed well in the first six months of the year.

Following a series of global interest rate cuts, international equity markets recovered somewhat in October. Many Asian markets rallied strongly after the sharp declines that they had experienced earlier in the year.

Against this background, the Portfolio remains most overweighted in the U.K. and in Australasia, where valuations are attractive, and is underweighted--relative to the EAFE Index--in Continental Europe and Japan. We believe most European markets remain highly priced in view of their longer term growth prospects, whilst we have not as yet seen evidence of genuine corporate restructuring in Japan that is required before the market as a whole there will be interesting.

--------------------------------------------------------------------------------
The International Equity Portfolio has, on average, outpaced the MSCI EAFE Stock Index (net) over the nearly seven years of operation

Average Annual Total Return
Periods ending October 31, 1998
---------------------------------------
One Year   Five Years   Since Inception
4.96%       9.85%       10.83%
---------------------------------------

Growth of $10,000*

Morgan Stanley Capital
International                      The International
EAFE Stock Index (net)             Equity Portfolio

 2/92   $10,000                    2/4/92   $10,000
 6/92   $ 9,005                      6/92   $10,189
 9/92   $ 9,196                      9/92   $ 9,858
12/92   $ 9,335                     12/92   $ 9,959
 3/93   $ 8,974                      3/93   $11,014
 6/93   $10,050                      6/93   $11,283
 9/93   $11,061                      9/93   $12,074
12/93   $11,795                     12/93   $12,918
 3/94   $11,896                      3/94   $13,035
 6/94   $12,312                      6/94   $13,204
 9/94   $12,941                      9/94   $13,544
12/94   $12,954                     12/94   $13,306
 3/95   $12,822                      3/95   $13,668
 6/95   $13,060                      6/95   $13,910
 9/95   $13,155                      9/95   $14,737
12/95   $13,704                     12/95   $15,124
 3/96   $14,259                      3/96   $15,942
 6/96   $14,671                      6/96   $16,381
 9/96   $14,903                      9/96   $16,809
12/96   $14,884                     12/96   $17,702
 3/97   $15,121                      3/97   $18,680
 6/97   $14,884                      6/97   $20,759
 9/97   $16,816                      9/97   $20,735
10/97   $16,698                     10/97   $19,020
12/93   $15,390                     12/93   $18,697
 3/98   $17,654                      3/98   $21,066
 6/98   $17,841                      6/98   $20,702
 9/98   $15,305                      9/98   $18,224
10/98   $16,901                     10/98   $20,001

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains. The Morgan Stanley Capital International EAFE Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

28   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

-----------------
Portfolio Manager
-----------------

Timothy W. Sanderson (photo of Timothy W. Sanderson)

o  Has managed the Portfolio since its inception
o  Joined Delaware in 1990
o Previously was analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd., where he managed international institutional portfolios
o  Seventeen years of investment experience
o  Graduate of University College, Oxford, England
o  Based in London

------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $616.2 million

Inception Date  February 4, 1992

Asset composition (based on total net assets)
  Common stocks 94.20%
  Cash equivalents and other net assets 5.80%

Number of holdings  53

Top 10 holdings
   1. GKN
   2. Glaxo Wellcome
   3. Foster's Brewing Group
   4. West Japan Railway
   5. Cable & Wireless
   6. Blue Circle Industry
   7. Rio Tinto
   8. Great Universal Stores
   9. Powergen
  10. British Airways

Geographical composition

United Kingdom 30.06%

Japan 12.24%

Australia 11.41%

Germany 9.92%

France 8.22%

Spain 6.37%

Netherlands 6.34%

Hong Kong 3.87%

New Zealand 2.94%

Belgium 2.07%

Singapore 0.40%

Malaysia 0.36%

Cash and other net assets 5.80%
------------------------------------------------
                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   29

--------------------------------------------------------------------------------
Labor Select International Equity:
U.S. and European Markets Hit the Comeback Trail

The Labor Select International Portfolio posted a 6.18% return for the year ending October 31, 1998. The Morgan Stanley Capital International EAFE Stock Index (net) for its part witnessed a 9.65% return for the period. The ebullient market environment of recent years was stalled in the third quarter by escalating economic and financial problems throughout the world, which partially erased first and second quarter gains.

During the first six months of 1998, investors in the Western world seemed indifferent to Asias troubles in terms of any impact it might have on them. Rather, they basked in the prospects of a lower interest rate environment and continued pouring money into international equity markets.

A cloud of gloom hovered nearby. Russia slumped into a recession during the summer that forced it to devalue its currency. Problems followed in Brazil, where a mass exodus of capital threatened a devaluing of its currency. Concurrently, investors had begun worrying about indications of declining corporate profits in several industries, not to mention Japans lack of a sense of urgency in tending to its financial reform.

These events swayed investors to concentrate on the deflationary effects of the global economic crisis, which led to especially sharp falls in financial stocks and in Continental European markets. By late September, the U.S. had begun cutting interest rates and many other countries followed suit, including the U.K., Canada and some within the Far East. As a result, equity markets recovered some of their third quarter losses.

Looking ahead, much still hinges on Japan, where recently its parliament approved a 60 trillion yen ($509 billion) bank bailout package. Only time will confirm how effectively the banking plan is implemented. Certainly, Japans stabilization would help stimulate more widespread global economic recovery.

-------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio   Average Annual Total Return
has benefited from its investment philosophy as   Periods ending October 31, 1998
evidenced by its outperformance of the MSCI       -----------------------------------
EAFE Stock Index (net)                            One Year   Since Inception
                                                  6.18%      3.91%
                                                  -----------------------------------

Growth of $10,000*

Morgan Stanley                       The Labor Select
Capital International                International
EAFE Stock Index (net)               Equity Portfolio

12/31/95  $10,000                   12/19/95   $10,000
12/31/95  $10,000                   12/31/95   $10,240
    1/96  $10,043                       1/96   $10,450
    2/96  $10,179                       2/96   $10,630
    3/96  $10,296                       3/96   $10,821
    4/96  $10,598                       4/96   $11,062
    5/96  $10,405                       5/96   $11,031
    6/96  $10,466                       6/96   $11,031
    7/96  $10,163                       7/96   $10,951
    8/96  $10,188                       8/96   $11,172
    9/96  $10,461                       9/96   $11,545
   10/96  $10,357                      10/96   $11,797
   11/96  $10,772                      11/96   $12,483
   12/96  $10,636                      12/96   $12,201
    1/97  $10,266                       1/97   $12,358
    2/97  $10,436                       2/97   $12,619
    3/97  $10,477                       3/97   $12,839
    4/97  $10,535                       4/97   $12,954
    5/97  $11,223                       5/97   $13,626
    6/97  $11,844                       6/97   $14,035
    7/97  $12,038                       7/97   $14,392
    8/97  $11,142                       8/97   $13,793
    9/97  $11,768                       9/97   $14,603
   10/97  $10,866                      10/97   $13,686
   12/97  $10,854                      12/97   $13,579
    3/98  $12,459                       3/98   $15,280
    6/98  $12,600                       6/98   $15,323
    9/98  $10,817                       9/98   $13,582
   10/98  $11,948                      10/98   $14,531


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains. The Morgan Stanley Capital International EAFE Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

30  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

With this in mind, we expect to maintain overweighted positions in Australasia because of continuing solid economic conditions and undervalued currencies in the region. We remain overweighted in the U.K., but have less exposure, on the whole, in Continental Europe. We continue to avoid emerging markets, such as Malaysia, Singapore and Hong Kong, and maintain a low exposure in Japan due to limited corporate profitability there.

                               Portfolio Manager
Clive A. Gillmore
                          (Photo of Clive A. Gilmore)

o Has managed the Portfolio since its inception
o Joined Delaware in 1990
o Previously was Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.
o Fourteen years of investment experience
o Graduate of Warwick University, England
o Based in London

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $103.4 million

Inception Date  December 19, 1995

Asset composition (based on total net assets)
   Common stocks  91.22%
   Cash equivalents and other net assets  8.78%

Number of holdings  47

Top 10 holdings
   1. West Japan Railway
   2. Eisai Co. Limited
   3. Bayer
   4. Alcatel
   5. Banco Central Hispanoamericano
   6. Elf Aquitaine
   7. Societe Generale
   8. BG
   9. National Astralia Bank
  10. Matsushita Electric Industrial

Geographical composition

United Kingdom 27.70%

Japan 14.19%

Australia 11.87%

Germany 10.89%

France 8.67%

Netherlands 6.39%

Spain 5.99%

New Zealand 3.45%

Belgium 2.07%

Cash and other net assets 8.78%

--------------------------------------------------------------------------------
                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST  31

--------------------------------------------------------------------------------
Emerging Markets:
Low Valuations Signal Opportunity

Emerging markets plunged fast and furiously during fiscal year 1998, as Asia's regional economic crisis spread to Russia and Latin America. The Emerging Markets Portfolio fell 35.30%, underperforming its benchmark, the Morgan Stanley Capital International Emerging Markets Free Equity Index, which dropped 30.99%.

During the second quarter, several major markets fell sharply: Asia by 33.7%, Eastern Europe by 35.2%, South Africa by 26.9% and Latin America by 20.6%. Within Asia, renewed panic set off declines in Indonesia, Malaysia and Thailand of nearly 50% in U.S. dollar terms. In Eastern Europe, Russia lapsed into economic crisis as the governments problems in refinancing its substantial short-term debts and threats to Russias ruble forced interest rates to rise over 100%. South Africa joined the list of crisis countries, with the rand falling by 15%. In Latin America, the larger markets of Argentina, Brazil, Chile and Mexico declined between 18% and 23%.

Economic anemia continued in the third quarter. Ironically, Asia, despite falling by 15.8% between June and September, turned in the best performance of the quarter. Europe and Latin America fell by 29.8% and 27.5%, respectively. Only three small markets had positive performanceMorocco, Pakistan and Thailand. Russia was easily the worst performer, declining 74.4% in U.S. dollar terms due to a combination of market and currency falls. Malaysia delivered the quarters second-worst performance, falling 41.2%.

Brazil posed a tremendous concern in the third quarter. International currency reserves fell from $70 billion to $40 billion in U.S. dollar terms, while capital outflows averaged $0.5 million (U.S.) per day. In October, Brazil announced a fiscal reform package of spending cuts and tax increases, which helped diffuse earlier concerns of currency devaluation.

One result of the sell-off in emerging markets has been that, faced with shrinking liquidity, forced sellers have

--------------------------------------------------------------------------------
The Emerging Markets Portfolio has kept ahead     Average Annual Total Return
of its benchmark index despite a rough period     Periods ending October 31, 1998
for emerging markets in general                   ---------------------------------
                                                  One Year       Since Inception
                                                  (35.30)%       (28.52)%
                                                  ---------------------------------

Growth of $10,000*

 Morgan Stanley Capital
 International Emerging Markets    The Emerging
 Free Equity Index                 Markets Portfolio
 4/97    $10,000                   4/14/97      $10,000
 5/97    $10,304                      5/97      $10,570
 6/97    $10,855                      6/97      $11,190
 7/97    $11,017                      7/97      $11,230
 8/97    $ 9,615                      8/97      $10,290
 9/97    $ 9,882                      9/97      $10,790
10/97    $ 8,260                     10/97      $ 9,200
12/97    $ 8,151                     12/97      $ 8,735
 3/98    $ 8,655                      3/98      $ 9,622
 6/98    $ 6,613                      6/98      $ 7,288
 9/98    $ 5,157                      9/98      $ 5,657
10/98    $ 5,701                     10/98      $ 5,952


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International Emerging Markets Free Equity Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

32 DELAWARE POOLED TRUST o 1998 ANNUAL REPORT had to focus disposals on the higher quality issues where some buyers could still be found. As a result many of these stocks have become heavily oversold, offering tremendous value to long term investors. Recent investment policy has therefore focused on releasing cash from markets and stocks which have held up better, in order to put greater emphasis on the bargains. To that end, we have sold positions in Chile, Greece, India, Israel and Poland, to provide cash for additions to Brazil, China, Estonia and South Africa.

                               Portfolio Managers
                           (Photo of Robert Akester)

Robert Akester

o Has managed the Portfolio since its inception
o Joined Delaware in 1996
o Previously was a Director of Hill Samuel Investment Advisers Ltd.
o Twenty-seven years of investment experience
o Earned a bachelors degree in Statistics and Economics from University College, London
o Associate of the Institute of Actuaries, with a certificate in Finance and Investment
o Based in London

Clive A. Gillmore
                          (Photo of Clive A. Gillmore)

o Has managed the Portfolio since its inception
o Joined Delaware in 1990
o Previously was Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.
o Fourteen years of investment experience
o Graduate of Warwick University, England
o Based in London

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $34.0 million

Inception Date  April 14, 1997

Asset composition (based on total net assets)
   Common stocks  83.34%
   Cash equivalents and other net assets  16.66%

Number of holdings  80

Top 10 holdings
   1. Iscor Limited
   2. Anglo American Corporation of South Africa Limited
   3. Shenzhen Expressway
   4. Asia Cement GDR
   5. The India Fund
   6. Hana Microelectronics Public Co. Limited
   7. Uniao de Bancos Brasileiros
   8. Metalurgica Gerdau
   9. Guangdong Kelon Electric Holding
  10. Telecomunicacoes do Parana

Geographical composition

Brazil 16.16%

South Africa 12.42%

Hong Kong 7.39%

India 4.98%

Chile 4.80%

Malaysia 4.42%

Argentina 4.12%

Taiwan 4.01%

Mexico 3.93%

Thailand 2.78%

Czech Republic 2.47%

Turkey 2.42%

Peru 2.14%

Egypt 1.91%

South Korea 1.88%

Greece 1.56%

Russia 1.41%

Israel 1.35%

Croatia 1.31%

Estonia 1.07%

Romania 0.67%

Slovenia 0.13%

Indonesia 0.01%

Cash and other net assets 16.66%
--------------------------------------------------------------------------------

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   33

--------------------------------------------------------------------------------
Global Fixed Income:
World Markets Shine Against Weaker Dollar

World bonds posted solid gains in the second half of fiscal 1998. For the year ending October 31, 1998, The Global Fixed Income Portfolio returned 6.28%, gaining from exposure to European bond markets. The Salomon Brothers Non-U.S. World Government Bond Index returned double the Portfolios performance given its larger weighting in strongly performing Japanese bond markets.

Early in 1998, a strong U.S. dollar eliminated modest gains in world bonds. Since then, the dollar has weakened. On average, the dollar was flat in the second quarter. Still, we experienced negative U.S. dollar returns from Japan, Australia, Canada and New Zealand as currencies exposed to declining Asian and commodity markets were weak.

It wasnt until the third quarter that we saw a remarkable surge in global bonds. In local market terms, markets averaged 5% gains, notably more than in the prior six months. It was in dollar terms that markets really shone. The dollar declined by about 5% on average, helping to boost returns from global bonds to almost 8.5%.

Against this backdrop, we expect to remain selectively overweighted in better value markets, such as New Zealand, Canada and Australia. We plan to under-weight lower value markets, such as Japan, and hold market weight in Europe with exposure to Germany, Netherlands, and Sweden.

--------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio has exceeded          Average Annual Total Return
the Salomon Brothers World Government Bond              Periods ending October 31, 1998
Index for most of its nearly six years of operation     ------------------------------------------
                                                        One Year  Five Years      Since Inception
                                                        6.28%     9.37%           10.81%
                                                        ------------------------------------------

Growth of $10,000*

Salomon Brothers
World Government                      The Global Fixed
Bond Index                            Income Portfolio
11/92  $10,000                         11/92   $10,000
12/92  $10,060                         12/92   $10,110
 3/93  $10,598                          3/93   $10,750
 6/93  $10,907                          6/93   $11,099
 9/93  $11,401                          9/93   $11,540
12/93  $11,397                         12/93   $11,963
 3/94  $11,397                          3/94   $11,927
 6/94  $11,472                          6/94   $11,629
 9/94  $11,606                          9/94   $11,829
12/94  $11,662                         12/94   $12,196
 3/95  $12,937                          3/95   $12,357
 6/95  $13,628                          6/95   $13,058
 9/95  $13,485                          9/95   $13,853
12/95  $13,882                         12/95   $14,467
 3/96  $13,623                          3/96   $14,700
 6/96  $13,678                          6/96   $15,102
 9/96  $14,053                          9/96   $15,856
12/96  $14,387                         12/96   $16,495
 3/97  $13,792                          3/97   $16,300
 6/97  $14,210                          6/97   $16,800
 9/97  $14,390                          9/97   $17,076
10/97  $14,690                         10/97   $17,276
12/97  $14,422                         12/97   $16,963
 3/98  $14,534                          3/98   $16,963
 6/98  $14,823                          6/98   $17,171
 9/98  $16,057                          9/98   $17,798
10/98  $16,532                         10/98   $18,362

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

34  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

Portfolio Manager
                             (Photo of Ian G. Sims)

Ian G. Sims
o Has managed the Portfolio since its inception
o Joined Delaware in 1990
o Formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd.
o Graduate of the University of Leicester and holds postgraduate degree in statistics from the University Newcastle-Upon-Tyne in the United Kingdom
o Based in London

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $660.7 million

Inception Date  November 30, 1992

Asset composition (based on total net assets)
   Government Bonds  55.93%
   Corporate Bonds  39.73%
   Cash equivalents and other net assets  4.34%

Number of holdings  54

Top 10 holdings
   1. Swedish Government, 9.00%, 4/20/09
   2. Swedish Government, 6.00%, 2/9/05
   3. Ontario Proince, 8.00%, 3/11/03
   4. British Columbia, 7.75%, 6/16/03
   5. Government of Canada, 4.75%, 9/15/99
   6. Netherlands Government, 8.25%, 9/15/07
   7. Bundesrepublic Deutschland, 6.25%, 1/4/24
   8. Government of Canada, 10.25%, 3/15/14
   9. Government of New Zealand, 7.00%, 7/15/09
  10. Queensland Treasury, 8.00%, 7/14/99

Geographical composition

Canada 21.99%

Sweden 14.20%

United States 14.06%

Australia 13.44%

New Zealand 12.04%

Germany 9.98%

Netherlands 6.95%

Switzerland 3.00%

Cash and other net assets 4.34%
--------------------------------------------------------------------------------

                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST  35

--------------------------------------------------------------------------------
International Fixed Income:
Japan, International Markets Post Gains

Amidst a weaker U.S. dollar, world bond returns soared in the second half of fiscal year 1998. The International Fixed Income Portfolio posted a 5.96% return for the fiscal year ending October 31, 1998. This was less than half the return of the Salomon Brothers Non-U.S. World Government Bond Index, which benefited mostly from strong performance in the Japanese bond market.

During the first half of 1998, the rising dollar worked to erase gains in world bonds. But as the dollar weakened, especially in the third quarter, world markets returned almost 10% in dollar terms. In Europe, returns were more scattered. Europe delivered returns in the area of 12% through the end of our reporting period, while Canada and Australia had negative results due to currency declines caused by concern about world commodity prices.

Looking ahead, we will continue to underweight lower value markets, such as Japan, and selectively overweight in better value markets, including New Zealand, Canada and Australia. We plan to maintain market weight in Europe, focusing on Germany, the Netherlands, and Sweden. In addition, we expect to continue holding our portfolio duration slightly short of the Salomon Brothers Non-U.S. World Government Bond Index.

--------------------------------------------------------------------------------------
The International Fixed Income Portfolio has         Average Annual Total Return
posted solid gains over the past year-and-a-half     Periods ending October 31, 1998
in the face of volatile international bond markets   ---------------------------------
                                                     One Year     Since Inception
                                                     5.96%        8.46%
                                                     ---------------------------------

Growth of $10,000*

Salomon Brothers Non-U.S.                 The International
World Government Bond Index               Fixed Income Portfolio
   4/97  $10,000                            4/11/97   $10,000
   5/97  $10,157                               5/97   $10,250
   6/97  $10,282                               6/97   $10,380
   7/97  $10,014                               7/97   $10,180
   8/97  $10,059                               8/97   $10,270
   9/97  $10,303                               9/97   $10,580
  10/97  $10,534                              10/97   $10,710
  12/97  $10,161                              12/97   $10,412
   3/98  $10,203                               3/98   $10,589
   6/98  $10,374                               6/98   $10,474
   9/98  $11,371                               9/98   $10,937
  10/98  $11,883                              10/98   $11,349

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers Non-US World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

36  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                Portfolio Manager
                             (Photo of Ian G. Sims)
Ian G. Sims

o Has managed the Portfolio since its inception
o Joined Delaware in 1990
o Formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd.
o Graduate of the University of Leicester and holds postgraduate degree in statistics from the University of Newcastle-Upon-Tyne in the United Kingdom
o Based in London

--------------------------------------------------------------------------------
Portfolio Profile

October 31, 1998

Total net assets  $88.0 million

Inception Date  April 11, 1997

Asset composition (based on total net assets)
   Government Bonds  57.98%
   Corporate Bonds  37.86%
   Cash Equivalents and other net assets  4.16%

Number of holdings  47

Top 10 holdings
   1. Netherlands Government, 8.25%, 9/15/07
   2. Swedish Government, 9.00%, 4/20/09
   3. Swedish Government, 8.00%, 8/15/07
   4. Government of Canada, 10.25%, 3/15/14
   5. Queensland Treasury, 8.00%, 5/14/03
   6. U.S. Treasury Inflation Index Note, 3.375%, 1/15/07
   7. British Columbia, 7.75%, 6/16/03
   8. Government of Canada Series A81, 7.50%, 9/1/00
   9. Republic of Finland, 5.50%, 2/9/01
  10. Bayerische Vereinsbank, 6.50%, 6/6/05

Geographical composition

Germany 17.86%

Canada 17.02%

Sweden 14.22%

Australia 12.58%

New Zealand 11.82%

Netherlands 8.12%

United States 6.69%

Japan 4.53%

Switzerland 3.00%

Cash and other net assets 4.16%
--------------------------------------------------------------------------------

                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST  37

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Large-Cap Value Equity Portfolio
(formerly The Defensive Equity Portfolio)
Statement of Net Assets
October 31, 1998

                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.28%
--------------------------------------------------------------------------------
Automobiles and Automotive Parts: 5.57%
--------------------------------------------------------------------------------
Cooper Industries                                          24,900  $1,098,713
Ford Motor                                                 47,900   2,598,575
General Motors                                             19,200   1,210,800
Tenneco                                                    54,700   1,661,513
                                                                  -----------
                                                                    6,569,601
                                                                  -----------

--------------------------------------------------------------------------------
Banking, Finance and Insurance: 19.05%
--------------------------------------------------------------------------------
American General                                           34,700   2,376,950
Aon                                                        25,050   1,553,100
BankAmerica                                                38,361   2,203,360
BankBoston                                                 61,300   2,256,606
Bank One                                                   34,830   1,702,316
First Union                                                35,390   2,052,620
Mellon Bank                                                32,800   1,972,100
Mercantile Bancorporation                                  15,850     724,147
National City                                              11,500     739,594
Norwest                                                    55,800   2,075,063
SAFECO                                                     27,700   1,198,891
St. Paul                                                   76,500   2,534,063
Summit Bancorp                                             28,050   1,064,147
                                                                  -----------
                                                                   22,452,957
                                                                  -----------

--------------------------------------------------------------------------------
Cable, Media and Publishing: 3.07%
--------------------------------------------------------------------------------
McGraw-Hill                                                40,200   3,615,488
                                                                  -----------
                                                                    3,615,488
                                                                  -----------

--------------------------------------------------------------------------------
Chemicals: 6.09%
--------------------------------------------------------------------------------
duPont(E.I.)deNemours                                      37,978   2,183,735
Hoechst ADR                                                33,900   1,444,988
Imperial Chemical ADR                                      49,100   1,779,875
PPG Industries                                             30,900   1,767,094
                                                                  -----------
                                                                    7,175,692
                                                                  -----------

--------------------------------------------------------------------------------
Computers and Technology: 4.04%
--------------------------------------------------------------------------------
Pitney Bowes                                               53,500   2,945,844
Xerox                                                      18,700   1,811,563
                                                                  -----------
                                                                    4,757,407
                                                                  -----------

--------------------------------------------------------------------------------
Electronics and Electrical Equipment: 4.82%
--------------------------------------------------------------------------------
AMP                                                        29,200   1,199,025
Emerson Electric                                           36,500   2,409,000
Thomas & Betts                                             46,400   2,073,500
                                                                  -----------
                                                                    5,681,525
                                                                  -----------

                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
Energy: 9.93%
--------------------------------------------------------------------------------
British Petroleum ADR                                      27,468 $ 2,429,201
Chevron                                                    12,700   1,035,050
Consolidated Natural Gas                                   15,000     792,188
Enron                                                      11,800     622,450
Mobil                                                      21,400   1,619,713
Texaco                                                     36,800   2,182,700
USX-Marathon Group                                         20,600     673,363
Williams                                                   85,500   2,345,906
                                                                  -----------
                                                                   11,700,571
                                                                  -----------

--------------------------------------------------------------------------------
Environmental Services: 1.46%
--------------------------------------------------------------------------------
Browning Ferris                                            48,700   1,725,806
                                                                  -----------
                                                                    1,725,806
                                                                  -----------

--------------------------------------------------------------------------------
Food, Beverage and Tobacco: 8.43%
--------------------------------------------------------------------------------
Bestfoods                                                  59,100   3,220,944
ConAgra                                                    60,700   1,847,556
Fortune Brands                                             72,900   2,410,256
Heinz (H.J.)                                               42,350   2,461,594
                                                                  -----------
                                                                    9,940,350
                                                                  -----------

--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 8.11%
--------------------------------------------------------------------------------
American Home Products                                     40,248   1,962,090
Baxter International                                       47,700   2,859,019
Glaxo Wellcome ADR                                         24,300   1,512,675
Pharmacia & Upjohn                                         60,900   3,223,894
                                                                  -----------
                                                                    9,557,678
                                                                  -----------

--------------------------------------------------------------------------------
Metals and Mining: 2.65%
--------------------------------------------------------------------------------
Allegheny Teledyne                                         55,300   1,137,106
Aluminum Company of
   America                                                 25,000   1,981,250
                                                                  -----------
                                                                    3,118,356
                                                                  -----------

--------------------------------------------------------------------------------
Paper and Forest Products: 3.97%
--------------------------------------------------------------------------------
Kimberly-Clark                                             63,200   3,049,400
Union Camp                                                 37,900   1,629,700
                                                                  -----------
                                                                    4,679,100
                                                                  -----------

--------------------------------------------------------------------------------
Retail: 4.33%
--------------------------------------------------------------------------------
May Department Stores                                      42,100   2,568,100
Penney (J.C.)                                              53,400   2,536,500
                                                                  -----------
                                                                    5,104,600
                                                                  -----------


38   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
Telecommunications: 11.95%
-----------------------------------------------------------------------------
Ameritech                                                  41,400 $ 2,233,013
AT&T                                                       45,000   2,801,250
Bell Atlantic                                              46,900   2,491,563
Cable & Wireless ADR                                       59,200   1,990,600
Frontier                                                   67,000   2,014,188
GTE                                                        43,500   2,552,906
                                                                  -----------
                                                                   14,083,520
                                                                  -----------

-----------------------------------------------------------------------------
Transportation and Shipping: 1.81%
-----------------------------------------------------------------------------
British Airways ADR                                        28,200   2,132,625
                                                                  -----------
                                                                    2,132,625
                                                                  -----------

-----------------------------------------------------------------------------
Total Common Stock
               (cost $103,412,146)                                112,295,276
-----------------------------------------------------------------------------
                                                        Principal
                                                           Amount
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.08%
-----------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $1,596,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $1,723,439)                                   $1,688,000   1,688,000
With J.P. Morgan Securities
   5.25% 11/02/98 ( dated
   10/30/98, collateralized
   by $56,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $58,545 and $534,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $551,952 and $489,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $525,295 and $415,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $437,614)                                      1,542,000   1,542,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $593,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $629,055 and $510,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market

                                                        Principal     Market
                                                           Amount      Value
-----------------------------------------------------------------------------
   value $546,056 and $382,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $435,011)                                     $1,577,000  $1,577,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $4,807,000)                                                   4,807,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.36%
(cost $108,219,146)                                              $117,102,276
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.64%                                          756,054
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Net assets applicable to
   6,628,396 shares ($0.01 Par value)
   outstanding; equivalent to
   $17.78 Per share: 100.00%                                     $117,858,330
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
-----------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000 shares
   allocated to this Portfolio                                    $93,891,533
Undistributed net investment income                                   949,449
Accumulated net realized gain on
   investments                                                     14,134,218
Net unrealized appreciation of
   investments                                                      8,883,130
-----------------------------------------------------------------------------
Total Net Assets                                                 $117,858,330
-----------------------------------------------------------------------------

ADR = American Depository Receipt

See accompanying notes


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   39

-----------------------------------------------------------------------------
Delaware Pooled Trust Inc.: The Growth and Income Portfolio
Statement of Net Assets
October 31, 1998

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
COMMON STOCK: 97.84%
-----------------------------------------------------------------------------
Aerospace and Defense: 0.52%
-----------------------------------------------------------------------------
GenCorp                                                       500    $ 11,062
                                                                     --------
                                                                       11,062
                                                                     --------

-----------------------------------------------------------------------------
Automobiles and Automotive Parts: 1.70%
-----------------------------------------------------------------------------
Danaher                                                       900      35,944
                                                                     --------
                                                                       35,944

-----------------------------------------------------------------------------
Banking, Finance and Insurance: 18.94%
-----------------------------------------------------------------------------
AFLAC                                                       1,500      57,187
American International Group                                  400      34,100
Chubb                                                         200      12,300
Equifax                                                     2,200      85,112
Federal Home Loan                                           1,900     109,250
Federal National Mortgage                                     400      28,325
Mercury General                                               400      17,000
Nationwide Financial Services
   Class A                                                    400      16,600
Unum                                                          900      39,994
                                                                     --------
                                                                      399,868
                                                                     --------

-----------------------------------------------------------------------------
Buildings and Materials: 4.49%
-----------------------------------------------------------------------------
Masco                                                       2,800      78,925
Premark International                                         500      15,844
                                                                     --------
                                                                       94,769
                                                                     --------

-----------------------------------------------------------------------------
Cable, Media and Publishing: 0.93%
-----------------------------------------------------------------------------
Wallace Computer Services                                     900      19,688
                                                                     --------
                                                                       19,688
                                                                     --------

-----------------------------------------------------------------------------
Chemicals: 6.09%
-----------------------------------------------------------------------------
Crompton & Knowles                                            800      12,850
Ecolab                                                      2,600      77,675
Hercules                                                      300       9,994
Valspar                                                     1,000      28,062
                                                                     --------
                                                                      128,581
                                                                     --------

-----------------------------------------------------------------------------
Computers and Technology: 5.43%
-----------------------------------------------------------------------------
Hewlett-Packard                                             1,400      84,263
*SunGard Data Systems                                         900      30,375
                                                                     --------
                                                                      114,638
                                                                     --------

-----------------------------------------------------------------------------
Electronics and Electrical Equipment: 5.54%
-----------------------------------------------------------------------------
Intel                                                         400      35,687
Symbol Technologies                                         1,300      58,175
Teleflex                                                      600      23,213
                                                                     --------
                                                                      117,075
                                                                     --------

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
Energy: 2.98%
-----------------------------------------------------------------------------
Amoco                                                         600    $ 33,675
Total ADR                                                     500      29,250
                                                                     --------
                                                                       62,925
                                                                     --------

--------------------------------------------------------------------------------
Food, Beverage and Tobacco: 7.85%
--------------------------------------------------------------------------------
Campbell Soup                                                 300      15,994
ConAgra                                                       900      27,394
Hannaford Brothers                                            500      21,906
Philip Morris                                               1,000      51,125
Ralston-Purina Group                                          700      23,363
Universal Foods                                             1,200      26,025
                                                                     --------
                                                                      165,807
                                                                     --------

--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 7.62%
--------------------------------------------------------------------------------
American Home Products                                      1,500      73,125
Johnson & Johnson                                             500      40,750
Mylan Laboratories                                            800      27,550
Zeneca Group ADR                                              500      19,500
                                                                     --------
                                                                      160,925
                                                                     --------

--------------------------------------------------------------------------------
Real Estate: 2.02%
--------------------------------------------------------------------------------
CarrAmerica Realty                                            300       6,750
Developers Diversified Realty                                 400       7,550
Nationwide Health Properties                                  400       9,225
Storage USA                                                   300       9,131
Sun Communities                                               300      10,031
                                                                     --------
                                                                       42,687
                                                                     --------

--------------------------------------------------------------------------------
Retail: 8.36%
--------------------------------------------------------------------------------
Food Lion Class A                                           1,500      16,453
Intimate Brands                                             2,000      44,750
May Department Stores                                         200      12,200
Rite Aid                                                    2,600     103,187
                                                                     --------
                                                                      176,590
                                                                     --------

--------------------------------------------------------------------------------
Telecommunications: 4.71%
--------------------------------------------------------------------------------
ALLTEL                                                        500      23,406
Ericsson (LM)
   Telefonaktiebolaget ADR                                    900      20,391
SBC Communications                                          1,200      55,575
                                                                     --------
                                                                       99,372
                                                                     --------


--------------------------------------------------------------------------------
Textiles, Apparel and Furniture: 5.03%
--------------------------------------------------------------------------------
Hillenbrand Industries                                        700      41,431
HON Industries                                              1,500      31,781

40   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------

Miller (Herman)                                               500    $ 11,047
Newell                                                        500      22,000
                                                                     --------
                                                                      106,259
                                                                     --------

--------------------------------------------------------------------------------
Utilities: 1.54%
--------------------------------------------------------------------------------
CMS Energy                                                    300      13,219
Edison International                                          300       7,913
PacifiCorp                                                    600      11,437
                                                                     --------
                                                                       32,569
                                                                     --------

--------------------------------------------------------------------------------
Miscellaneous: 14.09%
--------------------------------------------------------------------------------
Federal Signal                                              2,400      57,750
Pentair                                                       400      15,050
Service International                                       1,800      64,125
Sherwin-Williams                                              800      20,150
Stewart Enterprises                                         2,600      59,881
Tyco International                                          1,300      80,519
                                                                     --------
                                                                      297,475
                                                                     --------

--------------------------------------------------------------------------------
Total Common Stock
(cost $1,951,075)                                                    2,066,234
================================================================================

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK: 1.29%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper
   & Gold                                                     500       7,437
Sealed Air                                                    500      19,938
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
(cost $28,079)                                                         27,375
================================================================================

                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.00%
--------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $7,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $7,529)                                           $7,400       7,400
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $243 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $256 and $2,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $2,411 and $2,000
   U.S. Treasury Notes 6.25%

                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
   due 01/31/02, market
   value $2,295 and $2,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $1,912)                                           $6,700      $6,700
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $3,000 U.S.
   Treasury Notes 5.625%
   due 5/15/01, market
   value $2,748 and $2,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $2,386 and $2,000
   U.S. Treasury Notes 7.50%
   due 5/05/02, market
   value $1,900)                                            6,900       6,900
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $21,000)                                                         21,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.13%
(cost $2,000,154)                                                  $2,114,609
================================================================================
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.13%)                                           (2,838)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   235,295 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $8.97 PER SHARE: 100.00%                                        $2,111,771
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000 shares
   allocated to this Portfolio                                     $2,000,009
Undistributed net investment income                                     2,878
Accumulated net realized loss on
   investments                                                         (5,571)
Net unrealized appreciation of
   investments                                                        114,455
--------------------------------------------------------------------------------
Total Net Assets                                                   $2,111,771
================================================================================
*Non-income producing security.

ADR = American Depository Receipt

See accompanying notes


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   41

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Mid-Cap Growth Equity Portfolio
(formerly The Aggressive Growth Portfolio)
Statement of Net Assets
October 31, 1998

                                                           Number      Market
                                                        of Shares       Value
 -------------------------------------------------------------------------------
 COMMON STOCK: 96.09%
 -------------------------------------------------------------------------------
 Banking, Finance and Insurance: 14.28%
 -------------------------------------------------------------------------------
 Ambac Financial Group                                      2,100   $ 122,194
 CIT Group                                                  4,300     117,444
 E.W. Blanch Holdings                                       2,500      97,344
 FINOVA Group                                               2,900     141,375
 Financial Security Assurance
    Holdings Limited                                          600      29,888
 First American (Tennessee)                                 2,200      90,750
 Mellon Bank                                                1,000      60,125
 Peoples Heritage Financial
    Group                                                   2,100      37,669
                                                                   ----------
                                                                      696,789
                                                                   ----------

 -------------------------------------------------------------------------------
 Cable, Media and Publishing: 12.57%
 -------------------------------------------------------------------------------
*Chancellor Media Class A                                   5,600     215,075
*Jacor Communications                                       2,000     110,125
*Lamar Advertising                                          1,500      46,828
*Snyder Communications                                      5,400     192,713
*World Color Press                                          1,600      48,600
                                                                   ----------
                                                                      613,341
                                                                   ----------

 -------------------------------------------------------------------------------
 Computers and Technology: 20.86%
 -------------------------------------------------------------------------------
*Acxiom                                                     3,700      93,194
*Applied Materials                                          1,000      34,625
*BMC Software                                               1,900      91,259
*Citrix Systems                                             1,400      99,006
*Compuware                                                  2,100     113,728
*DST Systems                                                  900      45,000
*Documentum                                                   700      23,997
*Fore Systems                                               6,700     104,897
*J.D. Edwards                                               1,800      58,725
*Legato Systems                                             1,600      62,500
*Platinum technology                                        4,700      76,963
*SunGard Data Systems                                       2,400      81,000
*Teradyne                                                   1,300      42,250
*3Com                                                       1,400      50,531
*Veritas Software                                             800      40,050
                                                                   ----------
                                                                    1,017,725
                                                                   ----------

 -------------------------------------------------------------------------------
 Consumer Products: 5.23%
 -------------------------------------------------------------------------------
*Gemstar International Group
    Limited                                                 2,400     131,400
*Henry Schein                                               3,200     123,800
                                                                   ----------
                                                                      255,200
                                                                   ----------

                                                            Number    Market
                                                           of Shares   Value
--------------------------------------------------------------------------------
 Electronics and Electrical Equipment: 4.73%
--------------------------------------------------------------------------------
*Novellus Systems                                           1,100   $  42,659
*PMC-Sierra                                                 2,600     116,838
*Xilinx                                                     1,600      71,450
                                                                   ----------
                                                                      230,947
                                                                   ----------

 -------------------------------------------------------------------------------
 Environmental Services: 1.54%
 -------------------------------------------------------------------------------
 Waste Management                                            1,666     75,178
                                                                   ----------
                                                                       75,178
                                                                   ----------

 -------------------------------------------------------------------------------
 Food, Beverage and Tobacco: 0.11%
 -------------------------------------------------------------------------------
*Aurora Foods                                                  300      5,250
                                                                   ----------
                                                                        5,250
                                                                   ----------

 -------------------------------------------------------------------------------
 Healthcare & Pharmaceuticals: 3.75%
 -------------------------------------------------------------------------------
*Health Management Associates
    Class A                                                  7,882    140,398
*Healthsouth                                                 3,500     42,438
                                                                   ----------
                                                                      182,836
                                                                   ----------

 -------------------------------------------------------------------------------
 Leisure, Lodging and Entertainment: 5.76%
 -------------------------------------------------------------------------------
*Outback Steakhouse                                          3,900    135,159
*Papa John's International                                   2,700    102,516
*Prime Hospitality                                           2,600     23,725
 Royal Caribbean Cruises                                       700     19,513
                                                                   ----------
                                                                      280,913
                                                                   ----------

 -------------------------------------------------------------------------------
 Retail: 10.78%
 -------------------------------------------------------------------------------
*Bed Bath & Beyond                                           6,700    184,459
*CompUSA                                                     3,400     47,175
 Food Lion Class A                                           2,500     27,422
*Kohl's                                                      2,100    100,406
*Staples                                                     5,118    166,815
                                                                   ----------
                                                                      526,277
                                                                   ----------

 -------------------------------------------------------------------------------
 Telecommunications: 12.06%
 -------------------------------------------------------------------------------
*American Tower Class A                                      4,900    107,183
*Ascend Communications                                         900    43,397
*Clear Channel Communications                                2,700    123,019
*Global Crossing Limited                                     1,800     51,469
*Heftel Broadcasting                                         1,300     53,463
*Network Appliance                                           1,400     76,038
*Pacific Gateway Exchange                                    1,800     52,200
*Star Telecommunications                                     6,200     81,956
                                                                   ----------
                                                                      588,725
                                                                   ----------



42   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                           Number      Market
                                                        of Shares       Value
 -------------------------------------------------------------------------------
 Textiles, Apparel and Furniture: 1.03%
 -------------------------------------------------------------------------------
*Jones Apparel Group                                        2,900     $50,025
                                                                   ----------
                                                                       50,025
                                                                   ----------

 -------------------------------------------------------------------------------
 Miscellaneous: 3.39%
 Cintas                                                       900      48,038
*Waters                                                      1,600    117,600
                                                                   ----------
                                                                      165,638
                                                                   ----------

 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $4,257,556)                                                  4,688,844
 ===============================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 5.33%
--------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $86,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $93,217)                                         $91,000      91,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $3,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $3,167 and $29,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $29,854 and $26,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $28,412 and $22,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $23,670)                                          83,600      83,600
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $32,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $34,024 and $28,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $29,535 and $21,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $23,529)                                          85,400      85,400

                                                                      Market
                                                                       Value
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $260,000)                                                    $  260,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.42%
(COST $4,517,556)                                                  $4,948,844
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.42%)                                          (69,346)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   654,410 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $7.46 PER SHARE: 100.00%                                        $4,879,498
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000 shares
   allocated to this Portfolio                                     $3,223,858
Undistributed net investment income                                     7,760
Accumulated net realized gain on
   investments                                                      1,216,592
Net unrealized appreciation of
   investments                                                        431,288
--------------------------------------------------------------------------------
Total Net Assets                                                   $4,879,498
================================================================================
*Non-income producing security.

See accompanying notes.


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   43

==============================================================================
Delaware Pooled Trust, Inc.: The Small/Mid-Cap Value Equity Portfolio Statement of Net Assets
October 31, 1998


                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------

COMMON STOCK: 96.98%
------------------------------------------------------------------------------
Automobiles and Automotive Parts: 2.82%
------------------------------------------------------------------------------
ITT                                                         1,121     $40,075
Smith (A.O.)                                                1,800      36,788
                                                                      -------
                                                                       76,863
                                                                      -------

------------------------------------------------------------------------------
Banking, Finance and Insurance: 19.98%
------------------------------------------------------------------------------
Alfa                                                        1,846      38,707
AmSouth Bancorporation                                        849      34,013
Astoria Financial                                             700      30,208
CNB Bancshares                                                667      28,348
Countrywide Credit                                            616      26,604
Cullen Frost Bankers                                          484      25,773
Edwards (A.G.)                                                788      27,235
Everest Re Holdings                                           945      32,543
First American (Tennessee)                                    555      22,894
First Tennessee National                                      788      24,994
GreenPoint Financial                                          632      20,738
Harleysville Group                                          1,311      27,941
Hibernia Class A                                            1,500      25,031
Mercantile Bankshares                                       1,500      48,938
North Fork Bancorporation                                   2,137      42,473
PartnerRe                                                     659      26,195
Peoples Heritage Financial
   Group                                                    2,100      37,669
Sovereign Bancorp                                           1,841      24,106
                                                                      -------
                                                                      544,410
                                                                      -------

------------------------------------------------------------------------------
Buildings and Materials: 8.31%
------------------------------------------------------------------------------
Armstrong World Industries                                    858      53,196
D.R. Horton                                                 1,800      28,575
Granite Construction                                        1,250      41,641
Lennar Corporation                                          1,100      22,275
Martin Marietta Materials                                     700      34,344
Owens Corning                                               1,273      46,226
                                                                      -------
                                                                      226,257
                                                                      -------

------------------------------------------------------------------------------
Chemicals: 5.88%
------------------------------------------------------------------------------
Beckman Coulter                                               601      28,247
Crompton & Knowles                                          2,500      40,156
Georgia Gulf                                                1,800      30,713
OM Group                                                    1,196      39,020
Solutia                                                     1,000      21,938
                                                                      -------
                                                                      160,074
                                                                      -------

------------------------------------------------------------------------------
Electronics and Electrical Equipment: 1.29%
------------------------------------------------------------------------------
Symbol Technologies                                           783      35,039
                                                                      -------
                                                                       35,039
                                                                      -------

                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------

Energy: 10.46%
------------------------------------------------------------------------------
 Diamond Offshore Drilling                                    700     $21,481
 Kerr-McGee                                                   983      39,197
 Noble Affliates                                            1,509      49,420
 Questar                                                    1,600      31,500
 Sun                                                          800      27,450
 Transocean Offshore                                        1,000      36,938
*USEC                                                       3,524      51,538
 Valero Energy                                              1,100      27,500
                                                                      -------
                                                                      285,024
                                                                      -------

------------------------------------------------------------------------------
Food, Beverage and Tobacco: 4.17%
------------------------------------------------------------------------------
 Flowers Industries                                         2,209      45,285
 Interstate Bakeries                                        1,250      31,328
 Universal Foods                                            1,700      36,869
                                                                      -------
                                                                      113,482
                                                                      -------

------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 4.45%
------------------------------------------------------------------------------
 Bausch & Lomb                                                827      34,475
 Cambrex                                                    1,497      38,267
 Teva Pharmaceutical ADR                                    1,229      48,353
                                                                      -------
                                                                      121,095
                                                                      -------

------------------------------------------------------------------------------
Industrial Machinery: 3.96%
------------------------------------------------------------------------------
 Hussmann International                                     2,784      43,326
 Milacron                                                   1,191      23,075
 Parker Hannifin                                            1,164      41,613
                                                                      -------
                                                                      108,014
                                                                      -------

------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 2.82%
------------------------------------------------------------------------------
 Viad                                                       2,800      76,825
                                                                      -------
                                                                       76,825
                                                                      -------

------------------------------------------------------------------------------
Metals and Mining: 3.23%
------------------------------------------------------------------------------
 Freeport-McMoRan Copper
   & Gold Class B                                           3,400      41,863
 J&L Specialty Steel                                        7,608      46,124
                                                                      -------
                                                                       87,987
                                                                      -------

------------------------------------------------------------------------------
Paper and Forest Products: 1.32%
------------------------------------------------------------------------------
 Bowater                                                      882      35,997
                                                                      -------
                                                                       35,997
                                                                      -------

------------------------------------------------------------------------------
Real Estate: 12.28%
------------------------------------------------------------------------------
 AMB Property                                               1,575      36,225
 Equity Office Properties Trust                             2,072      49,727
 Koger Equity                                               3,209      54,152
 Prentiss Properties Trust                                  2,536      52,305





44   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------

Public Storage                                              1,477     $39,417
SL Green Realty                                             2,500      47,344
Stewart Enterprises                                         2,400      55,275
                                                                      -------
                                                                      334,445
                                                                      -------

------------------------------------------------------------------------------
Retail: 3.28%
------------------------------------------------------------------------------
Nordstrom                                                   1,015      27,659
Pier 1 Imports                                              3,620      33,485
Tiffany                                                       870      28,112
                                                                      -------
                                                                       89,256
                                                                      -------

------------------------------------------------------------------------------
Textiles, Apparel and Furniture: 4.67%
------------------------------------------------------------------------------
Ethan Allen Interiors                                       1,394      47,918
Stride Rite                                                 8,677      79,178
                                                                      -------
                                                                      127,096
                                                                      -------

------------------------------------------------------------------------------
Transportation and Shipping: 2.00%
------------------------------------------------------------------------------
ASA Holdings                                                1,100      39,463
Canadian National Railway                                     300      15,131
                                                                      -------
                                                                       54,594
                                                                      -------

------------------------------------------------------------------------------
Utilities: 6.06%
------------------------------------------------------------------------------
Carolina Power and Light                                      600      27,525
DQE                                                           700      27,606
Illinova                                                    1,877      47,511
Rochester Gas & Electric                                    1,000      29,125
Unicom                                                        888      33,467
                                                                      -------
                                                                      165,234
                                                                      -------

------------------------------------------------------------------------------
Total Common Stock
(cost $2,803,619)                                                   2,641,692
==============================================================================

                                                        Principal
                                                           Amount
REPURCHASE AGREEMENTS: 2.94%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $27,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $28,682)                                         $28,000      28,000
With J.P. Morgan Securities
   5.25% 11/02/98 ( dated
   10/30/98, collateralized
   by $1,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $974 and $9,000
   U.S. Treasury Notes 5.25%

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
   due 01/31/01, market
   value $9,186 and $8,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $8,742 and $7,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $7,283)                                          $25,700     $25,700
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $10,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $10,469 and $8,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $9,088 and $6,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $7,240)                                           26,300      26,300
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $80,000)                                                         80,000
==============================================================================
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.92%
(COST $2,883,619)                                                  $2,721,692
==============================================================================
------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.08%                                            2,392
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   352,942 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT
   TO $7.72 PER SHARE: 100.00%                                     $2,724,084
==============================================================================
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000 shares
   allocated to this portfolio                                     $3,000,008
Undistributed net investment income                                    33,701
Accumulated net realized loss on
   investments                                                       (147,698)
Net unrealized depreciation of
   investments                                                       (161,927)
------------------------------------------------------------------------------
Total Net Assets                                                   $2,724,084
==============================================================================
* Non-income producing security.
ADR = American Depository Receipt
See accompanying notes


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   45

==============================================================================
Delaware Pooled Trust, Inc.: The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 1998


                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------
COMMON STOCK: 80.50%
------------------------------------------------------------------------------
Automobiles and Automotive Parts: 0.47%
------------------------------------------------------------------------------
*National Equipment Services                                2,000     $15,625
                                                                      -------
                                                                       15,625
                                                                      -------

------------------------------------------------------------------------------
Banking, Finance and Insurance: 8.84%
------------------------------------------------------------------------------
 Ambac Financial Group                                       1,400     81,462
 Capital Re                                                    200      3,663
 E.W. Blanch Holdings                                        1,700     66,194
*NOVA                                                       1,600      46,200
*Profit Recovery Group                                      2,300      70,294
 Webster Financial                                             400      9,875
 Western Bancorp                                               500     15,625
                                                                      -------
                                                                      293,313
                                                                      -------

------------------------------------------------------------------------------
Cable, Media and Publishing: 8.85%
------------------------------------------------------------------------------
*Consolidated Graphics                                      3,500     166,031
*Emmis Broadcasting                                         1,700      55,834
*Snyder Communications                                        500      17,844
*USA Networks                                               2,400      53,925
                                                                      -------
                                                                      293,634
                                                                      -------

------------------------------------------------------------------------------
Computers and Technology: 23.87%
------------------------------------------------------------------------------
*AnswerThink Consulting Group                               4,000      77,500
*Aware                                                        400       4,875
*Bindview Development                                       7,300     131,171
*BMC Software                                               1,000      48,031
*Clarify                                                      600       8,138
*CNET                                                       3,200     122,100
*Fore Systems                                               3,900      61,059
*Gemstar International Group
   Limited                                                  1,000      54,750
*GENESYS Telecomm Labs                                      2,700      71,213
*Hyperion Solutions                                         2,800      83,913
*Pixar                                                        200       9,488
*Policy Management Systems                                    500      22,719
*Softworks                                                  1,100       4,950
*SPR                                                        2,100      37,275
*SunGard Data Systems                                       1,300      43,875
*THQ                                                          500      10,797
                                                                      -------
                                                                      791,854
                                                                      -------

------------------------------------------------------------------------------
Electronics and Electrical Equipment: 7.23%
------------------------------------------------------------------------------
*Applied Micro Circuits                                     3,000      71,812
*Mettler-Toledo International                               3,000      65,625
*Micrel                                                     1,500      49,219

                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------
*Novellus Systems                                             700     $27,147
*Teradyne                                                     800      26,000
                                                                      -------
                                                                      239,803
                                                                      -------

------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 1.20%
------------------------------------------------------------------------------
*Coulter Pharmaceuticals                                    1,400      39,769
                                                                      -------
                                                                       39,769
                                                                      -------

------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 4.86%
------------------------------------------------------------------------------
*Foodmaker                                                    400       6,325
*Papa John's International                                  2,500      94,922
 Royal Caribbean Cruises                                      500      13,938
 Ruby Tuesday                                               1,000      16,875
*Sonic                                                      1,500      29,156
                                                                      -------
                                                                      161,216
                                                                      -------

------------------------------------------------------------------------------
Real Estate: 0.37%
------------------------------------------------------------------------------
 Resource Asset Investment Trust                            1,000      12,250
                                                                      -------
                                                                       12,250
                                                                      -------

------------------------------------------------------------------------------
Retail: 6.92%
------------------------------------------------------------------------------
*American Eagle Outfitters                                    600      24,318
*Dollar Tree Stores                                         2,000      76,625
*Hibbett Sporting Goods                                     1,100      29,734
*Linens 'n Things                                           3,200      99,000
                                                                      -------
                                                                      229,677
                                                                      -------

------------------------------------------------------------------------------
Telecommunications: 15.35%
------------------------------------------------------------------------------
*American Tower Class A                                     3,000      65,625
*GeoTel Communications                                      3,000      78,094
*Network Appliance                                          1,500      81,469
*Pacific Gateway Exchange                                   2,500      72,500
*Star Telecommunications                                   16,000     211,500
                                                                      -------
                                                                      509,188
                                                                      -------

------------------------------------------------------------------------------
Miscellaneous: 2.54%
------------------------------------------------------------------------------
*ABR Information Services                                     800      15,050
*Brookdale Living Communities                               2,500      44,687
 Protection One                                             2,200      24,750
                                                                      -------
                                                                       84,487
                                                                      -------

------------------------------------------------------------------------------
Total Common Stock
(cost $2,314,471)                                                   2,670,816
==============================================================================
46   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 22.06%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $243,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $262,442)                                       $257,000    $257,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $8,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $8,915 and $81,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $84,050 and $74,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $79,991 and $63,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $66,639)                                         235,000     235,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $90,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $95,791 and
   $78,000 U.S.
   Treasury Notes 6.50%
   due 08/31/01, market
   value $83,152 and $58,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $66,243)                                         240,000     240,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $732,000)                                                       732,000
==============================================================================

                                                                       Market
                                                                        Value
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITES: 102.56%
(COST $3,046,471)                                                  $3,402,816
==============================================================================
------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (2.56%)                                          (85,011)
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   352,942 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $9.40 PER SHARE: 100.00%                                        $3,317,805
==============================================================================

COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $3,000,008
Undistributed net investment income                                     6,558
Accumulated net realized loss on
   investments                                                        (45,106)
Net unrealized appreciation of
   investments                                                        356,345
------------------------------------------------------------------------------
Total Net Assets                                                   $3,317,805
==============================================================================

* Non-income producing security.

See accompanying notes


                               1998 ANNUAL REPORT o DELAWARE POOLED TRUST   47

==============================================================================
Delaware Pooled Trust, Inc.: The Real Estate Investment Trust Portfolio II Statement of Net Assets
October 31, 1998


                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------

COMMON STOCK: 98.96%
------------------------------------------------------------------------------
Hotels/Diversified REITS: 10.75%
------------------------------------------------------------------------------
*Catellus Development                                      12,310    $169,263
 Newhall Land & Farming                                     6,630     154,562
 Patriot American Hospitality                              13,570     120,434
 Starwood Hotels & Resorts
   Trust                                                    6,190     175,254
                                                                      -------
                                                                      619,513
                                                                      -------

------------------------------------------------------------------------------
MALL REITS: 8.03%
------------------------------------------------------------------------------
 General Growth Properties                                  4,360     155,053
 Simon Property Group                                       6,170     184,714
 Taubman Centers                                            9,000     123,188
                                                                      -------
                                                                      462,955
                                                                      -------

------------------------------------------------------------------------------
Manufactured Housing REITS: 5.22%
------------------------------------------------------------------------------
 Chateau Communities                                        5,180     152,163
 Sun Communities                                            4,440     148,463
                                                                      -------
                                                                      300,626
                                                                      -------

------------------------------------------------------------------------------
Multifamily REITS: 17.90%
------------------------------------------------------------------------------
 Avalon Bay Communities                                    5,051     162,263
 Apartment Investment
   & Management                                             5,590     195,301
 Camden Property Trust                                      6,310     169,581
 Equity Residential Properties                              3,860     162,120
 Essex Property Trust                                       5,750     180,406
 Grove Property Trust                                      15,755     161,489
                                                                    ---------
                                                                    1,031,160
                                                                    ---------

------------------------------------------------------------------------------
Office/Industrial REITS: 38.02%
------------------------------------------------------------------------------
 AMB Property                                               3,880      89,240
 Alexandria R.E. Equities                                   6,400     170,800
 Boston Properties                                          4,100     116,850
 Cabot Industrial Trust                                     7,220     144,400
 CarrAmerica Realty                                         8,490     191,025
 Duke Realty Investments                                    8,040     191,955
 Equity Office Properties Trust                             8,020     192,480
 First Industrial Realty                                    5,750     147,344
 Liberty Property Trust                                     5,133     118,059
 Prentiss Properties Trust                                  7,475     154,172
 Reckson Associates Realty                                  9,131     207,135
 SL Green Realty                                            8,880     168,165
 Spieker Properties                                         4,440     153,180
 Trizec Hahn                                                7,600     145,825
                                                                    ---------
                                                                    2,190,630
                                                                    ---------

                                                           Number      Market
                                                        of Shares       Value
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Retail Strip Center REITS: 16.14%
------------------------------------------------------------------------------
Developers Diversified Realty                               7,730    $145,904
First Washington                                            6,300     142,538
JDN Realty                                                  6,775     144,392
Kimco Realty                                                5,100     203,044
New Plan Excel Realty Trust                                 7,440     169,260
Pan Pacific Retail Properties                               6,690     125,019
                                                                    ---------
                                                                      930,157
                                                                    ---------

------------------------------------------------------------------------------
Self-Storage REITS: 2.90%
------------------------------------------------------------------------------
Public Storage                                              6,270     167,331
                                                                    ---------
                                                                      167,331
                                                                    ---------

------------------------------------------------------------------------------
Total Common Stock
(cost $6,487,348)                                                   5,702,372
==============================================================================
                                                        Principal
                                                           Amount
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.90%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $17,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $18,644)                                         $18,300      18,300
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98 collateralized
   by $1,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $633 and $6,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $5,971 and $5,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $5,682 and $4,000
   U.S Treasury Notes 5.50%
   due 02/28/03, market
   value $4,734)                                           16,700      16,700
With PaineWebber 5.30% 11/02/98
   (dated 10/30/98,
   collateralized by
   $6,000 U.S.


48   DELAWARE POOLED TRUST o ANNUAL REPORT

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
   Treasury Notes 5.625%
   due 05/15/01, market
   value $6,805 and $6,000 U.S.
   Treasury Notes 6.50%
   due 08/31/01, market
   value $5,907 and $4,000 U.S.
   Treasury Notes 7.50%
   due 05/15/02, market
   value $4,706)                                          $17,000     $17,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $52,000)                                                         52,000
==============================================================================
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.86%
(COST $6,539,348)                                                  $5,754,372
==============================================================================
------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.14%                                            8,174
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   404,891 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $14.23 PER SHARE: 100.00%                                       $5,762,546
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $6,569,095
Undistributed net investment income                                   254,821
Accumulated net realized loss on
   investments                                                       (276,394)
Net unrealized depreciation of
   investments                                                       (784,976)
------------------------------------------------------------------------------
Total Net Assets                                                   $5,762,546
==============================================================================

REIT: Real Estate Investment Trust

* Non-income producing security.

See accompanying notes

==============================================================================
Delaware Pooled Trust, Inc.:
The Intermediate Fixed Income Portfolio
(formerly The Fixed Income Portfolio)
Statement of Net Assets
October 31, 1998

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 14.61%
------------------------------------------------------------------------------
AFC Home Equity
Loan Trust Series
92-5 A 7.20% 2/15/08                                      $35,643     $35,874
California Infrastructure
PG and E Series 97-1 A4
6.16% 6/25/03                                             600,000     606,420
CIT Group Securitization Series
95-2 A2 6.00% 5/15/26                                     224,109     224,064
CITRV Series 98-A A5
6.12% 7/15/14                                             435,000     440,915
Countrywide Home
Equity Loan Series 97-1 A4
6.95% 5/25/21                                             350,000     355,915
EQCC Home Equity Loan
Trust Series 98-2 A3F
6.229% 3/15/13                                            400,000     400,250
MetLife Capital Equipment
Loan Trust Series 97-A A
6.85% 5/20/08                                             540,000     560,417
NationsCredit Grantor
Trust Series 96-1 A 5.85%
9/15/11                                                   137,771     138,030
NationsCredit Grantor
Trust Series 97-2 A 6.35%
4/15/14                                                   437,540     446,564
Neiman Marcus Group
Credit Card Master Trust
Series 95-1 A 7.60%
6/15/03                                                    65,000      67,113
Philadelphia, Pennsylvania Authority
for Industrial Development
Series 97 A 6.488% 6/15/04                                275,560     274,182
The Money Store Home
Equity Trust Series 97-A A9
7.235% 5/15/28                                            260,000     267,175
UCFC Home Equity Loan
Series 96-B1 A3
7.30% 4/15/14                                             125,000     125,238
World Omni Automobile
Lease Securitization Series 97-B A4
6.20% 11/25/03                                            465,000     471,603
------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $4,351,656)                                                   4,413,760
==============================================================================



                              1998 ANNUAL REPORT o DELAWARE POOLED TRUST   49

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS: 17.23%
------------------------------------------------------------------------------
Asset Securization Corporation
Series 96-D3 A1B
7.21% 10/13/26                                           $130,000    $137,130
Asset Securitization Corporation
Series 97-D4 Class A1A
7.35% 4/14/29                                             174,392     180,877
Asset Securitization Corporation
Series 97-D5 A2
6.8149% 2/14/41                                           450,000     449,016
Asset Securitization Corporation
Series 97-D5 A3
6.8649% 2/14/41                                           385,000     377,240
Asset Securitization Corporation
Series 97-MD7 Class A3
7.8424% 1/13/30                                           400,000     418,813
Capco America Securitization
Series 98-D7 A1B
6.26% 9/16/30                                             410,000     408,078
Fanniemae Whole Loan
Series 98-W3 A2
6.50% 7/25/28                                             465,000     472,702
GE Capital Mortgage Services
Series 98-6 1A6
6.75% 4/25/28                                             365,000     365,970
Lehman Large Loan
Series 97-LLI A1
6.79% 6/12/04                                             327,498     339,268
Mortgage Capital Funding
Series 96-MC2-C
7.224% 9/20/06                                            155,000     160,134
Nomura Asset Securities
Series 95-MD3 A1A
8.17% 3/4/20                                              166,837     173,484
Residential Accredit Loans
Series 96-QS3 A13
7.29% 6/25/26                                              10,484      10,484
Residential Accredit Loans
Series 97-QS3 A3
7.50% 4/25/27                                             135,000     136,593
Residential Accredit Loans
Series 98-QS9 A3
6.75% 7/25/28                                             500,000     504,375
Residential Funding Mortgage
Securities Series 98-S6 A6
6.75% 3/25/28                                             325,000     322,359
Residential Funding Mortgage
Securities Series 96-S9 A10
7.25% 4/25/26                                             723,178     750,297
------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $5,163,436)                                                   5,206,820
==============================================================================

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
CORPORATE BONDS: 28.17%
------------------------------------------------------------------------------
Banco Santander-Chile
6.50% 11/1/05                                            $250,000    $247,105
Banco Santiago S.A.
7.00% 7/18/07                                             210,000     165,113
Cardinal Health
6.25% 7/15/08                                             275,000     281,875
Chrysler Financial
6.35% 3/15/99                                             150,000     150,625
CIT Group Holdings
5.625% 10/15/03                                           575,000     575,000
Consumers Energy
6.375% 2/1/08                                             360,000     364,050
Continental
7.25% 3/1/03                                              500,000     510,625
Continental Airlines
6.80% 1/2/09                                              475,000     470,844
Cox Communications
6.15% 8/1/03                                              310,000     317,750
Credit Foncier de France
8.00% 1/14/02                                             335,000     362,638
General Electric Capital
5.89% 5/11/01                                             540,000     552,825
Greyhound Financial Medium
Term Note
8.79% 11/15/01                                            100,000     109,125
HRPT Properties Trust
6.75% 12/18/02                                            380,000     395,200
Kohls
6.70% 2/1/06                                              300,000     315,750
MCI Worldcom
7.55% 4/1/04                                              495,000     539,550
Norwest
6.125% 10/15/00                                           150,000     153,000
Philip Morris
7.20% 2/1/07                                              580,000     620,600
Raychem
7.20% 10/15/08                                            380,000     379,525
Raytheon
5.95% 3/15/01                                             400,000     405,500
Southern Investments UK
6.375% 11/15/01                                           100,000     102,000
Summit Bancorp
8.625% 12/10/02                                           520,000     572,000
Summit Bank
6.75% 6/15/03                                              80,000      83,800
Transwestern Pipeline
7.55% 1/15/00                                             400,000     409,500
U.S. Bancorp
8.125% 5/15/02                                            125,000     134,844
USA Waste Services
6.125% 7/15/01                                            290,000     291,450
------------------------------------------------------------------------------
Total Corporate Bonds
(cost $8,441,152)                                                   8,510,294
==============================================================================

50   DELAWARE POOLED TRUST o 1988 ANNUAL REPORT

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES: 20.96%
------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation Gold
6.00% 4/1/11                                             $231,722    $234,039
Federal National
Mortgage Association
6.00% 4/1/13                                              806,676     810,206
Federal National
Mortgage Association
6.00% 5/1/13                                              217,181     218,130
Federal National
Mortgage Association
6.00% 10/01/28                                          1,717,000   1,697,147
Federal National
Mortgage Association
6.00% 11/1/28                                             650,000     641,469
Federal National
Mortgage Association
7.00% 7/1/28                                              746,403     763,197
Federal National
Mortgage Association
7.00% 8/1/28                                              369,311     377,620
Government National
Mortgage Association
6.50% 12/15/23                                            698,943     711,175
Government National
Mortgage Association
6.50% 1/15/24                                             630,854     641,894
Government National
Mortgage Association
9.00% 2/15/17                                             222,075     237,759
------------------------------------------------------------------------------
Total Mortgage-Backed Securities
(cost $6,261,035)                                                   6,332,636
==============================================================================
------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS: 12.97%
------------------------------------------------------------------------------
Federal National
Mortgage Association
5.625% 3/15/01                                          3,395,000   3,470,542
Federal National
Mortgage Association
5.75% 4/15/03                                             430,000     447,064
------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $3,881,935)                                                   3,917,606
==============================================================================
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 5.94%
------------------------------------------------------------------------------
U.S. Treasury Bonds
6.125% 11/15/27                                           145,000     163,561
U.S. Treasury Notes
5.375% 2/15/01                                            575,000     588,530
U.S. Treasury Notes
6.375% 1/15/00                                            650,000     665,726

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
US Treasury Notes
6.375% 8/15/27                                           $325,000    $375,199
------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $1,781,986)                                                   1,793,016
==============================================================================
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.80%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/2/98 (dated
   10/30/98, collateralized
   by $181,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $195,039)                                        191,000     191,000
With J.P. Morgan Securities
   5.25% 11/2/98 (dated
   10/30/98, collateralized
   by $6,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $6,625 and $60,000
   U.S. Treasury Notes 5.25%
   due 1/31/01, market
   value $62,463 and $55,000
   U.S. Treasury Notes 6.25%
   due 1/31/02, market
   value $59,447 and $47,000
   U.S. Treasury Notes 5.50%
   due 2/28/03, market
   value $49,524)                                         174,000     174,000
With PaineWebber 5.30% 11/2/98
   (dated 10/30/98,
   collateralized by $67,000 U.S.
   Treasury Notes 5.625%
   due 5/15/01, market
   value $71,189 and $58,000 U.S.
   Treasury Notes 6.50%
   due 8/31/01, market
   value $61,796 and $43,000 U.S.
   Treasury Notes 7.50%
   due 5/15/02, market
   value $49,229 )                                        179,000     179,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $544,000)                                                       544,000
==============================================================================
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES:101.68%
(COST $30,425,200)                                                $30,718,132
==============================================================================
------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.68%)                                         (507,403)
==============================================================================



                              1998 ANNUAL REPORT o DELAWARE POOLED TRUST   51

------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   2,967,149 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT
   TO $10.18 PER SHARE: 100.00%                                   $30,210,729
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                             $29,505,056
Undistributed net investment income                                     3,369
Accumulated net realized gain on
   investments                                                        409,372
Net unrealized appreciation
   of investments                                                     292,932
------------------------------------------------------------------------------
Total Net Assets                                                  $30,210,729
==============================================================================

See accompanying notes

==============================================================================
Delaware Pooled Trust, Inc.:
The Aggregate Fixed Income Portfolio
Statement of Net Assets
October 31, 1998


                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
CORPORATE BONDS: 31.63%
------------------------------------------------------------------------------
Banking, Finance and Insurance: 17.84%
------------------------------------------------------------------------------
Banco Santander-Chile nts
6.50% 11/01/05                                            $15,000     $14,826
Chase Manhattan sub nts
7.25% 06/01/07                                             70,000      74,813
CIT Group Holdings nts
5.625% 10/15/03                                            40,000      40,000
General Electric Capital
medium term nts
5.89% 05/11/01                                             35,000      35,831
Southern Investments
United Kingdom unsec sr nts
6.375% 11/15/01                                            70,000      71,400
Travelers Property Casualty
unsec nts
6.75% 04/15/01                                             70,000      72,538
U.S. Bank N.A. sub nts
6.50% 02/01/08                                             70,000      73,938
                                                                     --------
                                                                      383,346
                                                                     --------

------------------------------------------------------------------------------
Electronics and Electrical Equipment: 1.16%
------------------------------------------------------------------------------
Raychem unsec nts
7.20% 10/15/08                                             25,000      24,969
                                                                     --------
                                                                       24,969
                                                                     --------

------------------------------------------------------------------------------
Environmental Services: 0.93%
------------------------------------------------------------------------------
USA Waste Services sr unsec nts
6.125% 07/15/01                                            20,000      20,100
                                                                     --------
                                                                       20,100
                                                                     --------

------------------------------------------------------------------------------
Food, Beverage and Tobacco: 2.49%
------------------------------------------------------------------------------
Philip Morris unsec nts
7.20% 02/01/07                                             50,000      53,500
                                                                     --------
                                                                       53,500
                                                                     --------

------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 0.72%
------------------------------------------------------------------------------
Cardinal Health nts
6.25% 7/15/08                                              15,000      15,375
                                                                     --------
                                                                       15,375
                                                                     --------

------------------------------------------------------------------------------
Retail: 3.39%
------------------------------------------------------------------------------
Wal-Mart Stores nts
5.875% 10/15/05                                            70,000      72,800
                                                                     --------
                                                                       72,800
                                                                     --------




52   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------

Telecommunications: 5.10%
------------------------------------------------------------------------------
Cox Communications nts
6.15% 08/01/03                                            $35,000     $35,875
MCI Communications
6.125% 04/15/02                                            35,000      35,613
MCI Worldcom
7.55% 04/01/04                                             35,000      38,150
                                                                     --------
                                                                      109,638
                                                                     --------

------------------------------------------------------------------------------
Total Corporate Bonds
(cost $670,234)                                                       679,728
==============================================================================
------------------------------------------------------------------------------
ASSET BACKED SECURITIES: 9.86%
------------------------------------------------------------------------------
CITRV Series 98-A A5
6.12% 07/15/14                                             30,000      30,408
EQCC Home Equity
Loan Trust
Series 98-2 A3 F
6.229% 03/15/13                                            25,000      25,016
Federal Home Loan
Mortgage Corporation
Series T-11 A5
6.50% 01/25/15                                             60,000      60,155
MetLife Capital Equipment
Loan Trust
Series 97-A A
6.85% 05/20/08                                             50,000      51,891
NationsCredit Grantor Trust
Series 96-1 A
5.85% 09/15/11                                             44,442      44,526
------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $210,600)                                                       211,996
==============================================================================
------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS: 13.40%
------------------------------------------------------------------------------
Asset Securitization
Series 97-D5 A2
6.8149% 02/14/41                                           30,000      29,934
Capco America Securitization
Series 98-D7 A1B
6.26% 09/16/30                                             50,000      49,766
Fanniemae Whole Loan
Series 98-W3 A2
6.50% 07/25/28                                             30,000      30,497
General Electric Capital
Mortgage Services
Series 98-6 1A6
6.75% 04/25/28                                             50,000      50,133
Lehman Large Loan
Series 97-LLI A1
6.79% 06/12/04                                             29,328      30,382
Mortgage Capital Funding
Series 96-MC2-C
7.224% 09/20/06                                            55,000      56,822

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
Residential Accredit Loans
Series 98-QS9 A3
6.75% 07/25/28                                            $40,000     $40,350
------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $286,956)                                                       287,884
==============================================================================
------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED
   SECURITIES: 34.93%
------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corporation Gold
7.50% 03/01/28                                             70,171      71,992
Federal National
Mortgage Association
5.625% 03/15/01                                            25,000      25,556
Federal National
Mortgage Association
5.75% 04/15/03                                             35,000      36,389
Federal National
Mortgage Association
6.00% 05/15/08                                              5,000       5,301
Federal National
Mortgage Association
6.00% 04/01/13                                            192,066     192,906
Federal National
Mortgage Association
6.00% 05/01/13                                             54,295      54,533
Federal National
Mortgage Association
6.00% 10/01/28                                            202,000     199,664
Federal National
Mortgage Association
6.00% 11/01/28                                             40,400      39,475
Federal National
Mortgage Association
6.50% 04/01/13                                             72,977      74,071
Federal National
Mortgage Association
7.00% 07/01/28                                             49,760      50,880
------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $745,941)                                                       750,767
==============================================================================
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 9.00%
------------------------------------------------------------------------------
U.S. Treasury Bonds
6.125% 11/15/27                                           125,000     141,000
U.S. Treasury Notes
5.25% 08/15/03                                             25,000      26,093
U.S. Treasury Notes
5.50% 02/15/08                                             15,000      16,033
U.S. Treasury Notes
6.375% 01/15/00                                            10,000      10,242
------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $186,888)                                                       193,368
==============================================================================



                              1998 ANNUAL REPORT o DELAWARE POOLED TRUST   53

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.16%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $23,000 U.S. Treasury Notes
   5.75% due 10/31/02, market
   value $24,380)                                         $23,900     $23,900
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $1,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $828 and $8,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $7,808 and $7,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $7,431 and $6,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $6,191)                                           21,800      21,800
With PaineWebber 5.30% 11/02/98
   (dated 10/30/98, collateralized
   by $8,000 U.S. Treasury Notes
   5.625% due 05/15/01, market
   value $8,899 and $7,000 U.S.
   Treasury Notes 6.50%
   due 08/31/01, market
   value $7,725 and $5,000 U.S.
   Treasury Notes 7.50% 05/15/02,
   market value $6,154)                                    22,300      22,300
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $68,000)                                                         68,000
==============================================================================

                                                                       Market
                                                                        Value
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.98%
(COST $2,168,619)                                                  $2,191,743
==============================================================================
------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.98%)                                          (42,500)
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   235,295 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $9.13 PER SHARE: 100.00%                                        $2,149,243
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $2,000,009
Undistributed net investment income                                    97,533
Accumulated net realized gain on
   investments                                                         28,577
Net unrealized appreciation of
   investments                                                         23,124
------------------------------------------------------------------------------
Total net assets                                                   $2,149,243
==============================================================================

nts-notes

sr-senior

sub-subordinated

unsec-unsecured

See accompanying notes


54   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 1998


                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
CORPORATE BONDS: 92.89%
------------------------------------------------------------------------------
Aerospace and Defense: 1.10%
------------------------------------------------------------------------------
Roller Bearing sr sub nts
9.625% 6/15/07                                           $250,000    $227,500
                                                                     --------
                                                                      227,500
                                                                     --------
------------------------------------------------------------------------------
Automobiles and Automotive Parts: 5.81%
------------------------------------------------------------------------------
Numatics sr sub nts
9.625% 4/1/08                                             275,000     258,500
Prestolite Electric sr nts
9.625% 2/1/08                                             425,000     386,750
Talon Automotive Group
sr sub nts 9.625% 5/1/08                                  575,000     558,469
                                                                    ---------
                                                                    1,203,719
                                                                    ---------
------------------------------------------------------------------------------
Buildings and Materials: 4.27%
------------------------------------------------------------------------------
American Builders and Contractors
sr unsec sub nts
10.625% 5/15/07                                           125,000     116,250
Collins & Aikman sr sub nts
10.00% 1/15/07                                            400,000     405,000
Henry sr nts
10.00% 4/15/08                                            375,000     363,750
                                                                      -------
                                                                      885,000
                                                                      -------
------------------------------------------------------------------------------
Cable, Media and Publishing: 4.97%
------------------------------------------------------------------------------
Classic Cable sr sub nts
9.875% 8/1/08                                             575,000     580,750
Pathnet units
12.25% 4/15/08                                            600,000     448,500
                                                                    ---------
                                                                    1,029,250
                                                                    ---------
------------------------------------------------------------------------------
Chemicals: 7.72%
------------------------------------------------------------------------------
Octel Developments sr nts
10.00% 5/1/06                                             575,000     559,906
Philipp Brothers sr sub nts
9.875% 6/1/08                                             550,000     512,188
Precise Technology
unsec sr sub nts
11.125% 6/15/07                                           250,000     236,875
Sterling Chemicals sr sub nts
11.750% 8/15/06                                           375,000     288,750
                                                                    ---------
                                                                    1,597,719
                                                                    ---------
------------------------------------------------------------------------------
Computers and Technology: 0.24%
------------------------------------------------------------------------------
**DecisionOne Holdings units
11.50% 8/1/08                                             175,000      49,000
                                                                       ------
                                                                       49,000
                                                                       ------

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
Consumer Products: 7.81%
------------------------------------------------------------------------------
AAI Fostergrant sr nts
10.75% 7/15/06                                           $750,000    $704,063
Doskocil Manufacturing
sr sub nts 10.125% 9/15/07                                275,000     281,531
Fedders North America
sr sub nts 9.375% 8/15/07                                 275,000     266,750
Riddell Sports sr unsec sub nts
10.50% 7/15/07                                            250,000     234,688
William Carter sr sub nts
10.375% 12/1/06                                           125,000     129,531
                                                                    ---------
                                                                    1,616,563
                                                                    ---------

------------------------------------------------------------------------------
Electronics and Electrical Equipment: 2.44%
------------------------------------------------------------------------------
Fairchild Semiconductor
sr sub nts 10.125% 3/15/07                                250,000     227,500
Insilco sr sub nts
10.25% 8/15/07                                            275,000     277,750
                                                                    ---------
                                                                      505,250
                                                                    ---------

------------------------------------------------------------------------------
Energy: 4.42%
------------------------------------------------------------------------------
Dailey International sr sub nts
9.50% 2/15/08                                             600,000     288,000
Panaco unsec sr sub nts
10.625% 10/1/04                                           250,000     212,500
Rutherford-Moran Oil
sr sub nts 10.75% 10/1/04                                 275,000     242,000
TransAmerican Energy
sr nts 11.50% 6/15/02                                     455,000     172,900
                                                                    ---------
                                                                      915,400
                                                                    ---------

------------------------------------------------------------------------------
Environmental Services: 1.68%
------------------------------------------------------------------------------
Hydrochem Industrial Services
sr sub nts 10.375% 8/1/07                                 350,000     347,813
                                                                    ---------
                                                                      347,813
                                                                    ---------

------------------------------------------------------------------------------
Food, Beverage and Tobacco: 4.25%
------------------------------------------------------------------------------
Community Distributors
sr nts 10.25% 10/15/04                                    275,000     262,281
DiGiorgio sr nts
10.00% 6/15/07                                            400,000     372,000
Duane Reade unsec sr sub nts
9.25% 2/15/08                                             250,000     245,625
                                                                    ---------
                                                                      879,906
                                                                    ---------

------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 1.86%
------------------------------------------------------------------------------
Pueblo Xtra International
sr nts 9.50% 8/1/03                                       400,000     386,000
                                                                    ---------
                                                                      386,000
                                                                    ---------



                                 1998 ANNUAL REPORT O DELAWARE POOLED TRUST   55

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------

Industrial Machinery: 7.97%
------------------------------------------------------------------------------
Anthony Crane Rentals sr nts
10.375% 8/1/08                                           $350,000    $325,938
Brand Scaffold Services sr nts
10.25% 2/15/08                                            300,000     295,125
Burke Industries unsec sr nts
10.00% 8/15/07                                            275,000     258,500
Jackson Products sr sub nts
9.50% 4/15/05                                             375,000     357,656
Morris Materials sr nts
9.50% 4/1/08                                              600,000     414,000
                                                                    ---------
                                                                    1,651,219
                                                                    ---------

------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 6.79%
------------------------------------------------------------------------------
Silver Cinemas sr sub nts
10.50% 4/15/05                                            525,000     498,750
Town Sports International
unsec sr nts 9.75% 10/15/04                               475,000     446,500
United Artists sr sub nts
9.75% 4/15/08                                             500,000     460,000
                                                                    ---------
                                                                    1,405,250
                                                                    ---------

------------------------------------------------------------------------------
Metals and Mining: 6.65%
------------------------------------------------------------------------------
Anchor Lamina sr sub nts
9.875% 2/1/08                                             375,000     296,250
Keystone Consolidated Industries
sr nts 9.625% 8/1/07                                      425,000     383,031
Schuff Steel sr nts
10.50% 6/1/08                                             575,000     471,500
WHX sr nts
10.50% 4/15/05                                            250,000     226,875
                                                                    ---------
                                                                    1,377,656
                                                                    ---------

------------------------------------------------------------------------------
Paper and Forest Products: 4.68%
------------------------------------------------------------------------------
Republic Group sr sub nts
9.50% 7/15/08                                             575,000     521,094
US Office Products sr sub nts
9.75% 6/15/08                                             575,000     448,500
                                                                    ---------
                                                                      969,594
                                                                    ---------

------------------------------------------------------------------------------
Retail: 1.24%
------------------------------------------------------------------------------
Leslie's Poolmart sr nts
10.375% 7/15/04                                           250,000     256,875
                                                                    ---------
                                                                      256,875
                                                                    ---------

------------------------------------------------------------------------------
Telecommunications: 7.03%
------------------------------------------------------------------------------
CBS Radio sub debs
11.375% 1/15/09                                             3,600       4,158
ITC Deltacom sr nts
9.75% 11/15/08                                            425,000     425,000

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
**MetroNet Communications
sr disc nts 9.95% 6/15/08                                $550,000    $308,000
**NEXTEL Communications
sr disc nts 10.65% 9/15/07                                600,000     348,000
**Viatel units
12.50% 4/15/08                                            650,000     370,500
                                                                    ---------
                                                                    1,455,658
                                                                    ---------

------------------------------------------------------------------------------
Textiles, Apparel and Furniture: 2.10%
------------------------------------------------------------------------------
Dyersburg unsec sr sub nts
9.75% 9/1/07                                              275,000     211,750
Galey & Lord sr sub nts
9.125% 3/1/08                                             250,000     223,750
                                                                    ---------
                                                                      435,500
                                                                    ---------

------------------------------------------------------------------------------
Transportation and Shipping: 3.22%
------------------------------------------------------------------------------
American Commercial Lines
bonds 10.25% 6/30/98                                      525,000     509,905
American Reefer 1st pfd mtg nts
10.25% 3/1/08                                             200,000     156,000
                                                                    ---------
                                                                      665,905
                                                                    ---------

------------------------------------------------------------------------------
Miscellaneous: 6.64%
------------------------------------------------------------------------------
ATC Group Services company
guarantee nts
12.00% 1/15/08                                            350,000     262,500
CEX Holdings sr sub nts
9.625% 6/1/08                                             575,000     543,376
Les sr sub nts 9.25% 6/1/08                               575,000     568,531
                                                                    ---------
                                                                    1,374,407
                                                                    ---------

------------------------------------------------------------------------------
Total Corporate Bonds
(cost $21,566,500)                                                 19,235,184
------------------------------------------------------------------------------
                                                           Number
                                                        of Shares
------------------------------------------------------------------------------
PREFERRED STOCK: 3.23%
------------------------------------------------------------------------------
Telecommunications: 3.23%
------------------------------------------------------------------------------
21st Century
   Telecommunications                                         665     668,740
------------------------------------------------------------------------------
Total Preferred Stock
(cost $633,567)                                                       668,740
==============================================================================
------------------------------------------------------------------------------
**21st Century
   Telecommunications                                         600      18,000
**Pathnet                                                     600       6,000
------------------------------------------------------------------------------
Total Warrants
(cost $34,500)                                                         24,000
==============================================================================

56   DELAWARE POOLED TRUST O 1998 ANNUAL REPORT

                                                        Principal      Market
                                                           Amount       Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.47%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $238,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $257,422)                                       $252,000    $252,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $8,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $8,745 and $80,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $82,443 and $62,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $65,364 and $73,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $78,461)                                         230,000     230,000
With PaineWebber 5.30% 11/02/98
   (dated 10/30/98, collateralized
   by $89,000 U.S. Treasury
   Notes 5.625% due 05/15/01,
   market value $93,959 and $76,000 U.S.
   Treasury Notes 6.50% due
   08/31/01, market
   value $81,562 and
   $57,000 U.S. Treasury Notes
   7.50% due 05/15/02, market
   value $64,976)                                         236,000     236,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $718,000)                                                       718,000
==============================================================================
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.71%
(COST $22,952,567)                                                $20,645,924
==============================================================================
------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.29%                                           59,643
==============================================================================
NET ASSETS APPLICABLE TO
   2,055,362 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $10.07 PER SHARE: 100.00%                                      $20,705,567
==============================================================================

------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                             $21,970,113
Undistributed net investment income                                   669,180
Accumulated net realized gain on
investments                                                           372,917
Net unrealized depreciation of
   investments                                                     (2,306,643)
------------------------------------------------------------------------------
Total Net Assets                                                  $20,705,567
==============================================================================

* Non-income producing security.

** Zero coupon security as of October 31, 1998. The coupon shown is the step up rate.

debs-debentures

disc-discount

mtg-mortgage

nts-notes

pfd-preferred

sr-senior

sub-subordinate

unsec-unsecured

See accompanying notes


                                 1998 ANNUAL REPORT O DELAWARE POOLED TRUST   57

==============================================================================
Delaware Pooled Trust, Inc.: The Diversified Core Fixed Income Portfolio Statement of Net Assets
October 31, 1998


                                                        Principal Market Value
                                                          Amount*      (U.S.$)
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 4.77%
------------------------------------------------------------------------------
MBNA Master Credit
Card Trust Series 98-J A
5.25% 2/15/06                                             $50,000     $49,975
MetLife Capital Equipment
Loan Trust Series 97-A A
6.85% 5/20/08                                              50,000      51,891
The Money Store Home
Equity Trust Series 97-A A9
7.235% 5/15/28                                             50,000      51,380
------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $151,912)                                                       153,246
==============================================================================
------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS: 3.89%
------------------------------------------------------------------------------
Asset Securitization
Series 97-D5 A2
6.8149% 2/14/41                                            50,000      49,891
Capco America Securitization
Series 98-D7 A1B                                           25,000      24,883
Residential Accredit Loans
Series 98-QS9 A3
6.75% 7/25/28                                              50,000      50,438
------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $126,537)                                                       125,212
==============================================================================
------------------------------------------------------------------------------
CORPORATE BONDS: 42.03%
------------------------------------------------------------------------------
Banking, Finance and Insurance: 9.72%
------------------------------------------------------------------------------
Chase Manhattan sub nts
7.25% 6/01/07                                              50,000      53,438
CNA Financial nts
6.25% 11/15/03                                             50,000      50,125
Continental nts
7.25% 3/01/03                                              50,000      51,063
Southern Investments
United Kingdom unsec sr nts
6.375% 11/15/01                                            50,000      51,000
Summit Bancorp sub nts
8.625% 12/10/02                                            50,000      55,000
Travelers Property Casualty
unsec nts
6.75% 4/15/01                                              50,000      51,813
                                                                      -------
                                                                      312,439
                                                                      -------
-----------------------------------------------------------------------------
Building and Materials: 3.02%
-----------------------------------------------------------------------------
Henry sr nts
10.00% 4/15/08                                            100,000      97,000
                                                                       ------
                                                                       97,000
                                                                       ------

                                                        Principal Market Value
                                                          Amount*      (U.S.$)
------------------------------------------------------------------------------
Cable, Media and Publishing: 3.14%
------------------------------------------------------------------------------
Classic Cable sr sub nts
9.875% 8/01/08                                           $100,000    $101,000
                                                                      -------
                                                                      101,000
                                                                      -------

------------------------------------------------------------------------------
Chemicals: 4.41%
------------------------------------------------------------------------------
Octel Developments sr nts
10.00% 5/01/06                                             50,000      48,688
Philipp Brothers sr sub nts
9.875% 6/01/08                                            100,000      93,125
                                                                      -------
                                                                      141,813
                                                                      -------

------------------------------------------------------------------------------
Electronics and Electrical Equipment: 1.60%
------------------------------------------------------------------------------
Sony unsec unsub nts
6.125% 3/04/03                                             50,000      51,438
                                                                      -------
                                                                       51,438
                                                                      -------

------------------------------------------------------------------------------
Industrial Machinery: 5.04%
------------------------------------------------------------------------------
Anthony Crane sr nts
10.375% 8/01/08                                           100,000      93,125
Morris Materials Handling
unsec sr nts
9.50% 4/01/08                                             100,000      69,000
                                                                      -------
                                                                      162,125
                                                                      -------

------------------------------------------------------------------------------
Metals and Mining: 5.10%
------------------------------------------------------------------------------
Schuff Steel unsec sr nts
10.50% 6/01/08                                            200,000     164,000
                                                                      -------
                                                                      164,000
                                                                      -------

------------------------------------------------------------------------------
Paper and Forest Products: 5.24%
------------------------------------------------------------------------------
Republic Group sr sub nts
9.50% 7/15/08                                             100,000      90,625
U.S. Office Products sr sub nts
9.75% 6/15/08                                             100,000      78,000
                                                                      -------
                                                                      168,625
                                                                      -------

------------------------------------------------------------------------------
Telecommunications: 1.74%
------------------------------------------------------------------------------
+MetroNet Communications
sr disc nts
9.95% 6/15/08                                             100,000      56,000
                                                                      -------
                                                                       56,000
                                                                      -------

------------------------------------------------------------------------------
Transportation and Shipping: 3.02%
------------------------------------------------------------------------------
American Commercial Lines nts
10.25% 6/30/08                                            100,000      97,125
                                                                      -------
                                                                       97,125
                                                                      -------

------------------------------------------------------------------------------
Total Corporate Bonds
(cost $1,473,950)                                                  $1,351,565
==============================================================================

58   DELAWARE POOLED TRUST O 1998 ANNUAL REPORT

                                                        Principal Market Value
                                                          Amount*      (U.S.$)
------------------------------------------------------------------------------
FOREIGN BONDS: 18.99%
------------------------------------------------------------------------------
Australia: 2.82%
Australian Government
6.75% 11/15/06                                         A$  20,000      14,038
Australian Government
7.00% 4/15/00                                              30,000      19,424
Queensland Treasury Global
8.00% 8/14/01                                              53,000      35,978
Queensland Treasury
Government Agency
8.00% 7/14/99                                              33,000      21,079
                                                                      -------
                                                                       90,519
                                                                      -------

------------------------------------------------------------------------------
Canada: 4.51%
------------------------------------------------------------------------------
Government of Canada
4.25% 12/01/21                                         C$  43,000      28,734
Government of Canada
4.75% 9/15/99                                              25,000      16,247
Government of Canada
6.00% 6/1/08                                               30,000      20,841
Government of Canada
7.25% 6/01/03                                              25,000      17,824
Government of Canada
7.50% 9/1/00                                               20,000      13,628
Government of Canada
7.50% 3/1/01                                               55,000      37,887
Government of Canada
10.25% 3/15/14                                             10,000       9,841
                                                                      -------
                                                                      145,002
                                                                      -------

------------------------------------------------------------------------------
Germany: 2.95%
------------------------------------------------------------------------------
Bundesrepublik
Deutschland
6.00% 1/4/07                                         Dem  140,000      95,012
                                                                      -------
                                                                       95,012
                                                                      -------

------------------------------------------------------------------------------
Japan: 0.93%
------------------------------------------------------------------------------
International Bank
of Reconstruction
& Development
5.25% 3/20/02                                      Jpy  3,000,000      30,042
                                                                      -------
                                                                       30,042
                                                                      -------

------------------------------------------------------------------------------
Netherlands: 1.80%
------------------------------------------------------------------------------
Netherlands Government
7.50% 1/15/23                                         Nlg  49,000      34,768
Netherlands Government
9.00% 5/15/00                                              40,000      23,175
                                                                      -------
                                                                       57,943
                                                                      -------

------------------------------------------------------------------------------
New Zealand: 2.42%
------------------------------------------------------------------------------
Government of
New Zealand
8.00% 4/15/04                                         NZ$  85,000      50,687
Government of
New Zealand
10.00% 3/15/02                                        NZ$  44,500     $26,965
                                                                      -------
                                                                       77,652
                                                                      -------

                                                        Principal Market Value
                                                          Amount*      (U.S.$)
------------------------------------------------------------------------------
Sweden: 2.93%
------------------------------------------------------------------------------
Swedish Government
5.50% 4/12/02                                         Sk  100,000      13,403
Swedish Government
8.00% 8/15/07                                             100,000      15,987
Swedish Government
9.00% 4/20/09                                             200,000      34,819
Swedish Government
10.25% 5/05/00                                            100,000      13,956
Swedish Government
10.25% 5/05/03                                            100,000      15,966
                                                                       ------
                                                                       94,131
                                                                       ------

------------------------------------------------------------------------------
Switzerland: 0.63%
------------------------------------------------------------------------------
Government of Switzerland
4.50% 7/08/02                                         Chf  25,000      20,318
                                                                       ------
                                                                       20,318
                                                                       ------

------------------------------------------------------------------------------
Total Foreign Bonds
(cost $595,669)                                                       610,619
==============================================================================
------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: 24.86%
------------------------------------------------------------------------------
Federal National
Mortgage Association
5.625% 3/15/01                                            $50,000      51,113
Federal National
Mortgage Association
6.00% 5/15/08                                             155,000     164,346
Government National
Mortgage Association
6.50% 1/15/28                                             421,742     426,751
Government National
Mortgage Association
9.00% 7/15/21                                             146,861     157,233
------------------------------------------------------------------------------
Total Mortgage-Backed Securities
(cost $790,384)                                                       799,443
==============================================================================
------------------------------------------------------------------------------
U.S. Treasury Obligations: 1.62%
------------------------------------------------------------------------------
U.S. Treasury Notes
5.875% 11/30/01                                            50,000      52,186
------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $50,734)                                                         52,186
==============================================================================



                                 1998 ANNUAL REPORT O DELAWARE POOLED TRUST   59

                                                        Principal Market Value
                                                          Amount*      (U.S.$)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.42%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $26,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $27,965)                                         $27,300     $27,300
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $1,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $950 and $9,000
   U.S. Treasury Notes 5.25%
   due 1/31/01, market
   value $8,956 and $8,000
   U.S. Treasury Notes 6.25%
   due 1/31/02, market
   value $8,524 and $7,000
   U.S. Treasury Notes 5.50%
   due 2/28/03, market
   value $7,101)                                           25,000      25,000
With PaineWebber 5.30%
   11/02/98 (dated 10/30/98,
   collateralized by $10,000 U.S.
   Treasury Notes 5.625% due
   05/15/01, market value $10,207
   and $8,000 U.S. Treasury Notes
   6.50% due 8/31/01, market value
   $8,860 and $6,000 U.S. Treasury
   Notes 7.50% due 5/15/02, market
   value $7,059)                                           25,700      25,700
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $78,000)                                                         78,000
==============================================================================
------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.58%
(COST $3,267,186)                                                  $3,170,271
==============================================================================
------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.42%                                           45,598
==============================================================================
NET ASSETS APPLICABLE TO
   352,942 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $9.11 PER SHARE: 100.00%                                        $3,215,869
==============================================================================

------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $3,000,009
Undistributed net investment income**                                 193,003
Accumulated net realized gain on
   investments                                                        119,205
Net unrealized depreciation of
   investments and foreign currencies                                 (96,348)
------------------------------------------------------------------------------
Total Net Assets                                                   $3,215,869
==============================================================================

*Principal amount is stated in the currency in which each bond is denominated.

A$ = Australian Dollars

C$ = Canadian Dollars

Chf = Swiss Francs

Dem = German Deutsche Marks

Jpy = Japanese Yen

Nlg = Dutch Guilders

NZ$ = New Zealand Dollars

Sk = Swedish Kroner

$ = U.S. Dollars

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Zero coupon security as of October 31, 1998. The coupon shown is the step up rate.

disc = discount

nts = notes

sr = senior

sub = subordinated

unsec = unsecured

unsub = unsubordinated

See accompanying notes




60   DELAWARE POOLED TRUST O 1998 ANNUAL REPORT

==============================================================================
Delaware Pooled Trust, Inc.: The Global Equity Portfolio
Statement of Net Assets
October 31, 1998


                                                         Number   Market Value
                                                        of Shares   (U.S.$)
------------------------------------------------------------------------------
COMMON STOCK: 96.68%
------------------------------------------------------------------------------
Australia: 8.03%
------------------------------------------------------------------------------
Amcor Limited                                              11,300     $47,098
CSR Limited                                                20,000      45,673
Foster's Brewing Group                                     32,500      79,694
National Australia Bank                                     3,900      51,588
Orica Limited                                               4,400      24,220
                                                                      -------
                                                                      248,273
                                                                      -------

------------------------------------------------------------------------------
Belgium: 2.44%
------------------------------------------------------------------------------
Electrabel                                                    205      75,503
                                                                      -------
                                                                       75,503
                                                                      -------

------------------------------------------------------------------------------
France: 4.90%
------------------------------------------------------------------------------
Alcatel Alsthom                                               210      23,437
Compagnie de Saint Gobain                                     250      37,052
Elf Aquitaine                                                 500      57,967
Societe Generale                                              250      33,130
                                                                      -------
                                                                      151,586
                                                                      -------

------------------------------------------------------------------------------
Germany: 9.00%
------------------------------------------------------------------------------
Bayer                                                       1,700      68,606
Bayerische Vereinsbank                                        900      71,826
RWE                                                         1,150      61,880
Siemens                                                     1,250      76,028
                                                                      -------
                                                                      278,340
                                                                      -------

------------------------------------------------------------------------------
Hong Kong: 1.93%
------------------------------------------------------------------------------
Hong Kong Electric                                          8,500      31,171
Wharf Holdings                                             18,000      28,588
                                                                      -------
                                                                       59,759
                                                                      -------

------------------------------------------------------------------------------
Japan: 3.36%
------------------------------------------------------------------------------
Canon Electronics                                           1,000      18,984
Eisai Limited                                               1,000      15,738
Koito Manufacturing                                         6,000      24,537
West Japan Railway                                             10      44,770
                                                                      -------
                                                                      104,029
                                                                      -------

------------------------------------------------------------------------------
Malaysia: 0.53%
------------------------------------------------------------------------------
Sime Darby Berhad                                          30,000      16,331
                                                                      -------
                                                                       16,331
                                                                      -------

------------------------------------------------------------------------------
Netherlands: 1.27%
------------------------------------------------------------------------------
Royal Dutch Petroleum                                         810      39,140
                                                                      -------
                                                                       39,140
                                                                      -------

                                                         Number   Market Value
                                                        of Shares   (U.S.$)
------------------------------------------------------------------------------
New Zealand: 2.42%
------------------------------------------------------------------------------
Carter Holt Harvey                                         17,500     $14,266
Telecom Corporation of
New Zealand IR                                              3,161       6,158
Telecom Corporation of
New Zealand                                                13,300      54,563
                                                                      -------
                                                                       74,987
                                                                      -------

------------------------------------------------------------------------------
Spain: 2.96%
------------------------------------------------------------------------------
Iberdrola                                                   2,300      37,189
Telefonica de Espana                                        1,200      54,243
                                                                      -------
                                                                       91,432
                                                                      -------

------------------------------------------------------------------------------
United Kingdom: 22.38%
------------------------------------------------------------------------------
Associated British Food                                     4,300      41,198
Bass                                                        4,643      56,304
Blue Circle Industries                                      9,800      53,554
Boots                                                       6,100      92,162
Cable & Wireless                                            8,200      92,505
GKN                                                         7,200      86,531
Glaxo Wellcome                                              3,600     111,736
PowerGen                                                    6,800      96,587
Taylor Woodrow                                             21,500      61,581
                                                                      -------
                                                                      692,158
                                                                      -------

------------------------------------------------------------------------------
United States: 37.46%
------------------------------------------------------------------------------
American Home Products                                      1,400      68,250
Aon                                                           800      49,600
BankAmerica                                                   905      51,997
BankBoston                                                  1,400      51,538
Bausch & Lomb                                               1,000      41,688
Baxter International                                          900      53,944
Browning Ferris                                             1,500      53,156
duPont (E.I.) deNemours                                       800      46,000
Federal National Mortgage                                     900      63,731
First Union                                                   900      52,200
Ford Motor                                                    800      43,400
Fortune Brands                                              1,600      52,900
GTE                                                         1,000      58,688
Hewlett-Packard                                             1,000      60,188
Jardine Matheson Holdings
   Limited                                                  8,800      24,640
May Department Stores                                       1,000      61,000
McGraw-Hill                                                   800      71,950
Philip Morris                                               1,400      71,575
Pitney Bowes                                                1,400      77,088
USX-Marathon Group                                          1,700      55,569
Williams                                                    1,800      49,388
                                                                    ---------
                                                                    1,158,490
                                                                    ---------



                                 1998 ANNUAL REPORT O DELAWARE POOLED TRUST   61

                                                           Number Market Value
                                                        of Shares      (U.S.$)
------------------------------------------------------------------------------
Total Common Stock
(cost $3,019,228)                                                  $2,990,028
==============================================================================
------------------------------------------------------------------------------
WARRANTS: 0.00%
------------------------------------------------------------------------------
Hong Kong: 0.00%
------------------------------------------------------------------------------
*Wharf Holdings                                               900         106
------------------------------------------------------------------------------
Total Warrants
(cost $0)                                                                 106
==============================================================================
                                                        Principal
                                                          Amount
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.78%
------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $18,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $19,719)                                         $19,300      19,300
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $1,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $670 and $6,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $6,315 and $6,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $6,010 and $5,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $5,007)                                           17,700      17,700
With PaineWebber 5.30%
   11/02/98 (dated 10/30/98,
   collateralized by $7,000 U.S.
   Treasury Notes 5.625% due
   05/15/01, market value $7,197
   and $6,000 U.S. Treasury Notes
   6.50% due 08/31/01, market value
   $6,248 and $4,000 U.S. Treasury
   Notes 7.50% due 05/15/02, market
   value $4,977)                                           18,000      18,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $55,000)                                                         55,000
==============================================================================

------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.46%
(COST $3,074,228)                                                  $3,045,134
==============================================================================
------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.54%                                           47,420
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   354,722 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT
   TO $8.72 PER SHARE: 100.00%                                     $3,092,554
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $3,024,628
Undistributed net investment income**                                  53,787
Accumulated net realized gain
   on investments                                                      40,015
Net unrealized depreciation of
   investments and foreign currencies                                 (25,876)
------------------------------------------------------------------------------
Total Net Assets                                                   $3,092,554
==============================================================================

*Non-income producing security.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

IR-Installment Receipts

See accompanying notes




62   DELAWARE POOLED TRUST O 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The International Equity Portfolio
Statement of Net Assets
October 31,1998

                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 -------------------------------------------------------------------------------
 COMMON STOCK: 94.20%
 -------------------------------------------------------------------------------
+Australia: 11.41%
 Amcor Limited                                        2,508,000     $10,453,309
 Brambles Industries                                    311,000       6,809,160
 CSR Limited                                          5,558,003      12,692,572
 Foster's Brewing Group                               7,523,232      18,447,894
+National Australia Bank                              1,177,017      15,569,275
 Orica Limited                                        1,148,600       6,322,454
                                                                    -----------
                                                                     70,294,664
                                                                    -----------

 -------------------------------------------------------------------------------
 Belgium: 2.07%
 -------------------------------------------------------------------------------
 Electrabel                                              34,613      12,748,431
                                                                    -----------
                                                                     12,748,431
                                                                    -----------

 -------------------------------------------------------------------------------
 France: 8.22%
 -------------------------------------------------------------------------------
+Alcatel Alsthom                                        131,509      14,677,318
 Compagnie de Saint Gobain                               83,145      12,322,775
 Elf Aquitaine                                          105,295      12,207,291
 Societe Generale                                        86,411      11,451,357
                                                                    -----------
                                                                     50,658,741
                                                                    -----------

 -------------------------------------------------------------------------------
 Germany: 9.92%
 -------------------------------------------------------------------------------
 Bayer                                                  307,000      12,389,510
 Bayerische Vereinsbank                                 157,800      12,593,470
 Continental                                            288,550       7,658,612
+RWE                                                    251,500      13,532,950
 Siemens                                                245,500      14,931,862
                                                                    -----------
                                                                     61,106,404
                                                                    -----------

 -------------------------------------------------------------------------------
 Hong Kong: 3.87%
 -------------------------------------------------------------------------------
 Hong Kong Electric                                   3,170,000      11,624,766
 Wharf Holdings                                       7,689,000      12,211,853
                                                                    -----------
                                                                     23,836,619
                                                                    -----------

 -------------------------------------------------------------------------------
 Japan: 12.24%
 -------------------------------------------------------------------------------
 Amano                                                  331,000       3,174,638
 Canon Electronics                                      550,000      10,441,244
 Chiyoda Fire and Marine                                535,000       1,768,748
 Eisai Limited                                          703,500      11,071,877
 Hitachi Limited                                      1,867,000       9,531,911
+Kinki Coca-Cola Bottling                                75,000         981,490
 Koito Manufacturing                                    630,000       2,576,411
+Matsushita Electric                                    940,000      13,847,100
 Nichido Fire & Marine                                  757,000       3,916,980
 West Japan Railway                                       4,045      18,109,348
                                                                    -----------
                                                                     75,419,747
                                                                    -----------

                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 -------------------------------------------------------------------------------
 Malaysia: 0.36%
 -------------------------------------------------------------------------------
 Sime Darby Berhad                                    4,100,000     $ 2,231,953
                                                                    -----------
                                                                      2,231,953
                                                                    -----------

 -------------------------------------------------------------------------------
 Netherlands: 6.34%
 -------------------------------------------------------------------------------
 Elsevier                                             1,139,000      16,047,410
 Koninklijke Van Ommeren                                242,000       7,843,253
+Royal Dutch Petroleum                                  314,900      15,216,146
                                                                    -----------
                                                                     39,106,809
                                                                    -----------

 -------------------------------------------------------------------------------
 New Zealand: 2.94%
 -------------------------------------------------------------------------------
 Carter Holt Harvey
    Limited                                          5,293,600        4,315,337
+Telecom Corporation of
   New Zealand                                       3,340,000       13,702,225
+Telecom Corporation of
 New Zealand IR                                         51,670          100,654
                                                                    -----------
                                                                     18,118,216
                                                                    -----------
 -------------------------------------------------------------------------------
 Singapore: 0.40%
 -------------------------------------------------------------------------------
 Jardine Matheson Holdings
  Limited                                               876,278       2,453,578
                                                                    -----------
                                                                      2,453,578
                                                                    -----------
 -------------------------------------------------------------------------------
 Spain: 6.37%
 -------------------------------------------------------------------------------
 Acerinox                                               114,110       2,574,977
+Banco Central
    Hispanoamericano                                  1,162,518      12,848,017
 Iberdrola                                              517,000       8,359,452
+Telefonica de Espana                                   342,927      15,501,177
                                                                    -----------
                                                                     39,283,623
                                                                    -----------

 -------------------------------------------------------------------------------
 United Kingdom: 30.06%
 -------------------------------------------------------------------------------
 Bass                                                 1,247,857      15,132,764
 BG                                                   1,378,206       9,095,470
 Blue Circle Industries                               3,273,970      17,891,223
 Boots                                                1,063,100      16,061,846
 British Airways                                      2,207,550      16,158,713
 Cable & Wireless                                     1,597,837      18,025,399
*Centrica                                               961,300       1,855,730
 GKN                                                  1,660,500      19,956,097
 Glaxo Wellcome                                         618,711      19,203,397
 Great Universal Stores                               1,629,300      17,725,358
 Powergen                                             1,145,000      16,263,580
 Rio Tinto                                            1,465,000      17,851,941
                                                                    -----------
                                                                    185,221,518
                                                                    -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $529,278,517)                                               $580,480,303
================================================================================

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   63

                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 -------------------------------------------------------------------------------
 WARRANTS: 0.00%
 -------------------------------------------------------------------------------
 Indonesia: 0.00%
 -------------------------------------------------------------------------------
*Wharf Holdings 12/31/99                                244,450         $28,724
 -------------------------------------------------------------------------------
 Total Warrants
 (cost $0)                                                               28,724
 ===============================================================================
                                                       Principal
                                                        Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 8.00%
 -------------------------------------------------------------------------------
 With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $16,372,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $17,679,327)                               $17,315,000      17,315,000
 With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $572,000 U.S. Treasury
   Notes 5.625% due 11/30/00,
   market value $600,568
   and $5,475,000 U.S. Treasury
   Notes 5.25% due 01/31/01,
   market value $5,662,015 and
   $5,016,000 U.S. Treasury Notes
   6.25% due 01/31/02, market value
   $5,388,558 and $4,258,000
   U.S. Treasury Notes 5.50% due
   02/28/03, market value $4,489,120)                15,816,000      15,816,000
 With PaineWebber
   5.30% 11/02/98 (dated 10/30/98,
   collateralized by $6,083,000 U.S.
   Treasury Notes 5.625% due 05/15/01,
   market value $6,452,953 and $5,231,000
   U.S. Treasury Notes 6.50% due 08/31/01,
   market value $5,601,528 and $3,923,000
   U.S. Treasury Notes 7.50% due 05/15/02,
   market value $4,462,412)                          16,180,000      16,180,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
 (cost $49,311,000)                                                   49,311,000
================================================================================

                                                                   Market Value
                                                                      (U.S.$)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 102.20%
(COST $578,589,517)                                                $629,820,027
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (2.20%)                                        (13,591,046)
================================================================================
NET ASSETS APPLICABLE TO
   38,840,477 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $15.87 PER SHARE: 100.00%                                       $616,228,981
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                              $561,081,486
Undistributed net investment income**                                 9,076,781
Accumulated net realized loss on
   investments                                                       (5,696,595)
Net unrealized appreciation of
   investments and foreign currencies                                51,767,309
--------------------------------------------------------------------------------
Total Net Assets                                                   $616,228,981
================================================================================
* Non-income producing security.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies.Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

IR-Installment Receipts

See accompanying notes


64   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Labor Select International Equity Portfolio Statement of Net Assets
October 31, 1998


                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 -------------------------------------------------------------------------------

 COMMON STOCK: 91.22%
 -------------------------------------------------------------------------------
 Australia: 11.87%
 Amcor Limited                                           599,077     $ 2,496,945
 Brambles Industries                                      37,200         814,472
+CSR Limited                                             860,000       1,963,945
 Foster's Brewing Group                                1,047,402       2,568,359
 National Australia Bank                                 216,072       2,858,144
 National Foods                                          350,334         647,029
 Orica                                                   166,700         917,598
                                                                      ----------
                                                                      12,266,492
                                                                      ----------

 -------------------------------------------------------------------------------
 Belgium: 2.07%
 -------------------------------------------------------------------------------
 Electrabel                                                5,798       2,135,481
                                                                       ---------
                                                                       2,135,481
                                                                       ---------

 -------------------------------------------------------------------------------
 Germany: 10.89%
 -------------------------------------------------------------------------------
 Bayer                                                    84,450       3,408,124
 Bayerische Vereinsbank                                   28,500       2,274,486
 Continental                                              43,300       1,149,256
 RWE                                                      39,900       2,146,977
 Siemens                                                  37,450       2,277,793
                                                                       ---------
                                                                      11,256,636
                                                                       ---------

 -------------------------------------------------------------------------------
 France: 8.67%
 -------------------------------------------------------------------------------
 Alcatel                                                  28,026       3,127,896
 Elf Aquitaine                                            25,299       2,933,019
 Societe Generale                                         21,859       2,896,798
                                                                       ---------
                                                                       8,957,713
                                                                       ---------

 -------------------------------------------------------------------------------
 Japan: 14.19%
 -------------------------------------------------------------------------------
 Canon                                                   138,000       2,619,803
 Eisai Co. Limited                                       221,000       3,478,159
 Kinki Coca-Cola Bottling                                 23,000         300,990
 Koito Manufacturing                                     157,000         642,058
 Matsushita Electric Industrial                          192,000       2,828,344
 Nichido Fire & Marine                                   118,000         610,573
 West Japan Railway                                          860       3,850,195
 Yokohama Reito                                           67,000         333,991
                                                                       ---------
                                                                      14,664,113
                                                                       ---------

 -------------------------------------------------------------------------------
 Netherlands: 6.39%
 -------------------------------------------------------------------------------
 Elsevier-CVA                                            131,900       1,858,344
 ING Groep N.V                                            43,425       2,102,973
 Koninklijke Van Ommeren                                  17,000         550,972
+Royal Dutch Petroleum                                    43,360       2,095,180
                                                                       ---------
                                                                       6,607,469
                                                                       ---------

                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 -------------------------------------------------------------------------------
 New Zealand: 3.45%
 -------------------------------------------------------------------------------
 Carter Holt Harvey Limited                              952,000     $   776,069
+Telecom Corporation of
    New Zealand IR                                        43,285          84,320
+Telecom Corporation of
    New Zealand                                          659,000       2,703,523
                                                                       ---------
                                                                       3,563,912
                                                                       ---------

 -------------------------------------------------------------------------------
 Spain: 5.99%
 -------------------------------------------------------------------------------
 Acerinox                                                 20,675         466,547
+Banco Central
    Hispanoamericano                                     278,399       3,076,833
 Iberdrola                                               164,000       2,651,741
                                                                       ---------
                                                                       6,195,121
                                                                       ---------

 -------------------------------------------------------------------------------
 United Kingdom: 27.70%
 -------------------------------------------------------------------------------
 Associated British Food                                 237,000       2,270,697
 Bass                                                    164,375       1,993,376
 BG                                                      435,808       2,876,115
 Blue Circle Industry                                    418,884       2,289,070
 Boots                                                   185,100       2,796,583
 British Airways                                         283,743       2,076,928
*Centrica                                                674,250       1,301,597
 GKN                                                     220,000       2,643,988
 Glaxo Wellcome                                           83,260       2,584,203
 Great Universal Stores                                  192,000       2,088,792
 PowerGen                                                146,250       2,077,335
 Rio Tinto                                               225,950       2,753,342
 Taylor Woodrow                                          306,750         878,609
                                                                      ----------
                                                                      28,630,635
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $89,300,990)                                                    94,277,572
================================================================================


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   65

                                                    Principal      Market Value
                                                     Amount          (U.S.$)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 10.44%
-------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $3,582,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $3,868,148)                                $ 3,788,000     $ 3,788,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $125,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $131,401 and $1,198,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $1,238,821 and $1,097,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $1,178,989 and $932,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $982,197)                                    3,461,000       3,461,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $1,331,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $1,411,874 and $1,145,000
   U.S. Treasury Notes 6.50%
   due 08/03/01, market
   value $1,225,586 and $858,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $976,353)                                    3,540,000       3,540,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $10,789,000)                                                   10,789,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.66%
(COST $100,089,990)                                                $105,066,572
===============================================================================
-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.66%)                                         (1,716,245)
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   7,756,513 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $13.32 PER SHARE: 100.00%                                       $103,350,327
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
-------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to the Portfolio                                $96,734,734
Undistributed net investment income**                                 1,231,469
Accumulated net realized gain on
   investments                                                          302,223
Net unrealized appreciation of
   investments and foreign currencies                                 5,081,901
-------------------------------------------------------------------------------
Total Net Assets                                                   $103,350,327
===============================================================================

* Non-income producing security.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

IR-Installment Receipts

See accompanying notes



66  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

-------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Emerging Markets Portfolio
Statement of Net Assets
October 31, 1998

                                                        Number     Market Value
                                                       of Shares      (U.S.$)
 ------------------------------------------------------------------------------
 COMMON STOCK: 83.34%
 ------------------------------------------------------------------------------
 Argentina: 4.12%
 ------------------------------------------------------------------------------
 Central Puerto Class B                                 160,000     $   392,122
 Transportadora de Gas
    del sur, Class B                                    225,000         461,393
 YPF Sociedad Anonima                                     2,800          80,945
 YPF Sociedad Anonima ADR                                16,200         468,788
                                                                     ----------
                                                                      1,403,248
                                                                     ----------
 ------------------------------------------------------------------------------
 Brazil: 16.16%
 ------------------------------------------------------------------------------
 Aracruz Celulose ADR                                    61,100         511,713
 Brasmotor Preferred                                  4,549,000         472,841
 Centrais Electricas de Santa
    Catrina                                             280,000         152,563
 Centrais Electricas de Santa
    Catrina GDR                                           5,350         300,493
 Centrais Electricas de Santa
    Catrina GDR                                             620          34,824
 Companhia Energetica de
    Minas Gerais                                      4,400,000          85,569
 Companhia Energetica de
    Minas Gerais GDR                                     24,598         478,402
 Companhia Paranaense de
    Energia Copel ADR                                    34,179         264,887
 Elvadores Atlas                                         26,800         267,337
 Metalurgica Gerdau                                  42,100,000         684,639
*Rossi Residential GDR                                   22,000          19,364
 Telecomunicacoes de
    Minas Gerais                                     17,200,000         518,905
 Telecomunicacoes de
    Parana                                            4,000,000         670,606
 Uniao de Bancos
    Brasileiros                                      45,000,000         690,306
 Usinas Siderurgicas de
    Minas Gerais                                         94,300         296,429
 Usinas Siderurgicas de
    Minas Gerais ADR                                     16,152          50,911
                                                                     ----------
                                                                      5,499,789
                                                                     ----------
 ------------------------------------------------------------------------------
 Chile: 4.80%
 ------------------------------------------------------------------------------
 Administradora de Fondos de
    Pensiones Provida ADR                                45,000         638,438
 Banco BHIF ADR                                          54,200         596,200
 Empresa Nacional Electricidad
    ADR                                                  40,000         397,500
                                                                     ----------
                                                                      1,632,138
                                                                     ----------

                                                        Number    Market Value
                                                       of Shares     (U.S.$)
 ------------------------------------------------------------------------------
 Croatia: 1.31%
 ------------------------------------------------------------------------------
*Zagrebacka Banka GDR                                    41,500     $   446,125
                                                                    -----------
                                                                        446,125
                                                                    -----------
 ------------------------------------------------------------------------------
 Czech Republic: 2.47%
 ------------------------------------------------------------------------------
*Komercni Banka I.F                                      15,500         245,374
 Restitucni Investment Fund                              18,700         594,708
                                                                     ----------
                                                                        840,082
                                                                     ----------
 ------------------------------------------------------------------------------
 Egypt: 1.91%
 ------------------------------------------------------------------------------
 Paints and Chemical GDR                                 71,275         650,384
                                                                     ----------
                                                                        650,384
                                                                     ----------
 ------------------------------------------------------------------------------
 Estonia: 1.07%
 ------------------------------------------------------------------------------
*Eesti Uhispank GDR                                      71,690         363,827
                                                                     ----------
                                                                        363,827
                                                                     ----------
 ------------------------------------------------------------------------------
 Greece: 1.56%
 ------------------------------------------------------------------------------
 Attica Enterprises                                      38,900         285,042
 Hellenic Bottling Company                               10,095         245,974
                                                                     ----------
                                                                        531,016
                                                                     ----------
 ------------------------------------------------------------------------------
 Hong Kong: 7.39%
 ------------------------------------------------------------------------------
 First Tractor                                        1,606,000         508,064
 Guangdong Kelon Electric
    Holding                                             796,000         678,365
 Guangshen Railway                                    3,650,000         565,563
 Shenzhen Expressway                                  3,370,800         761,689
                                                                     ----------
                                                                      2,513,681
                                                                     ----------
 ------------------------------------------------------------------------------
 India: 4.98%
 ------------------------------------------------------------------------------
*India Fund, (The)                                      118,000         730,125
 Larsen & Toubro GDR                                     74,500         502,875
*Mahanagar Telecom Nigam
    GDR                                                  42,000         460,950
                                                                     ----------
                                                                      1,693,950
                                                                     ----------
 ------------------------------------------------------------------------------
 Indonesia: 0.01%
 ------------------------------------------------------------------------------
*PT United Tractors                                      69,000           3,550
                                                                     ----------
                                                                          3,550
                                                                     ----------
 ------------------------------------------------------------------------------
 Israel: 1.35%
 ------------------------------------------------------------------------------
 Bank Hapoalim                                          253,800         457,559
                                                                     ----------
                                                                        457,559
                                                                     ----------


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST  67

                                                         Number    Market Value
                                                        of Shares     (U.S.$)
 ------------------------------------------------------------------------------
 Malaysia: 4.42%
 ------------------------------------------------------------------------------
*Leader Universal Holdings                            1,700,000     $   251,479
 Petronas Dagangan Berhad                             1,021,000         461,162
 Public Finance Berhad                                   95,000          21,548
 Resorts World Berhad                                   547,000         349,562
 Sime Darby Berhad                                      771,000         419,716
                                                                    -----------
                                                                      1,503,467
                                                                    -----------
 ------------------------------------------------------------------------------
 Mexico: 3.93%
 ------------------------------------------------------------------------------
 ALFA de C.V. Class A                                   108,000         286,783
 Cemex de C.V. Class B                                  186,000         508,702
*Grupo Minsa ADR                                          5,900          19,913
*Grupo Minsa Class C                                    506,054         172,124
 Vitro ADR                                               78,000         351,000
                                                                    -----------
                                                                      1,338,522
                                                                    -----------
 ------------------------------------------------------------------------------
 Peru: 2.14%
 ------------------------------------------------------------------------------
 Banco de Credito del Peru                              256,078         139,300
 Creditcorp Limited                                      36,740         247,995
 Telefonica del Peru ADR                                 26,300         341,900
                                                                    -----------
                                                                        729,195
                                                                    -----------
 ------------------------------------------------------------------------------
 Romania: 0.67%
 ------------------------------------------------------------------------------
*Banca Turco Romana                                      49,500         226,463
                                                                    -----------
                                                                        226,463
                                                                    -----------
 ------------------------------------------------------------------------------
 Russia: 1.41%
 ------------------------------------------------------------------------------
 Gazprom ADR                                             11,000         102,575
 Gazprom ADR Reg. S                                       8,200          76,465
 Lukoil Holding ADR                                      11,620         180,575
 Mosenergo ADR                                           48,000          99,163
*Mosenergo ADR Reg. S                                    10,200          21,072
                                                                    -----------
                                                                        479,850
                                                                    -----------
 ------------------------------------------------------------------------------
 Slovenia: 0.13%
 ------------------------------------------------------------------------------
 Blagovno Trgovinski Center
    GDR                                                   3,460          18,944
*SKB Banka GDR                                            3,600          26,010
                                                                    -----------
                                                                         44,954
                                                                    -----------
 ------------------------------------------------------------------------------
 South Africa: 12.42%
 ------------------------------------------------------------------------------
 Amalgamated Banks of South
    Africa                                               60,000         327,942
 Anglo American Coal
    Limited                                               9,400         549,151
*Anglo American Corporation of
    South Africa Limited                                 27,500         899,870
 Edgars Stores Limited                                   28,186         127,538
 Iscor Limited                                        3,928,300         999,630
*Sappi Limited                                          132,400         664,343
 Sasol Limited                                          133,900         658,672
                                                                    -----------
                                                                      4,227,146
                                                                    -----------

                                                         Number    Market Value
                                                         of Shares     (U.S.$)
 ------------------------------------------------------------------------------
 South Korea: 1.88%
 ------------------------------------------------------------------------------
 Pohang Iron & Steel                                      8,380     $   460,438
 Pohang Iron & Steel ADR                                 10,000         180,000
                                                                    -----------
                                                                        640,438
                                                                    -----------
 ------------------------------------------------------------------------------
 Taiwan: 4.01%
 ------------------------------------------------------------------------------
*Asia Cement GDR                                         81,072         749,916
 Yageo GDR                                               26,460         178,605
*Yageo GDR                                               64,680         436,590
                                                                    -----------
                                                                      1,365,111
                                                                    -----------
 ------------------------------------------------------------------------------
 Thailand: 2.78%
 ------------------------------------------------------------------------------
*Hana Microelectronics Public
    Co. Limited                                         268,000         717,337
*K.R. Precision Public Co.                              226,000         119,755
 Thai Reinsurance Public
    Co. Limited                                          49,500         110,299
                                                                    -----------
                                                                        947,391
                                                                    -----------
 ------------------------------------------------------------------------------
 Turkey: 2.42%
 ------------------------------------------------------------------------------
*Efes Sinai Yatirim Holding                          11,900,000         102,200
*Efes Sinai Yatirim ADR                                 118,160          91,574
 Koc Holding                                          4,282,800         393,825
 Netas-Northern Eleckrik
    Telekomunikayson                                 10,636,600         236,218
                                                                    -----------
                                                                        823,817
                                                                    -----------
 ------------------------------------------------------------------------------
 Total Common Stock
 (cost $48,331,978)                                                  28,361,703
 ==============================================================================
 ------------------------------------------------------------------------------
 WARRANTS: 0.00%
 ------------------------------------------------------------------------------
 Hong Kong: 0.00%
 ------------------------------------------------------------------------------
*Guangdong Investment 7/99                                9,200             113
 ------------------------------------------------------------------------------
 Total Warrants
 (cost $0)                                                                  113
 ==============================================================================

 68  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                        Number     Market Value
                                                       of Shares      (U.S.$)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 16.91%
-------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $1,911,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $2,063,323)                                $ 2,021,000     $ 2,021,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $67,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $70,091 and $639,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $660,804 and $585,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $628,889 and $497,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $523,917)                                    1,846,000       1,846,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $710,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $753,113 and $611,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $653,744 and $458,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $520,800)                                    1,888,000       1,888,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,755,000)                                                     5,755,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.25%
(COST $54,086,978)                                                  $34,116,816
===============================================================================
-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.25%)                                            (86,473)
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   5,827,684 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $5.84 PER SHARE: 100.00%                                         $34,030,343
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
-------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                               $54,823,834
Undistributed net investment income**                                   643,575
Accumulated net realized loss on
   investments                                                       (1,467,589)
Net unrealized depreciation of
   investments and foreign currencies                               (19,969,477)
-------------------------------------------------------------------------------
Total Net Assets                                                    $34,030,343
===============================================================================

* Non-income producing security.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt

GDR = Global Depository Receipt

See accompanying notes




                                1998 ANNUAL REPORT o DELAWARE POOLED TRUST  69

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 1998

                                                   Principal        Market Value
                                                    Amount *             (U.S.$)
--------------------------------------------------------------------------------
BONDS: 95.66%
--------------------------------------------------------------------------------
Australia: 13.44%
--------------------------------------------------------------------------------
 Australian Government
 6.25% 3/15/99                                  A$30,000,000         $18,835,491
 Australian Government
 6.75% 11/15/06                                   20,000,000          14,037,752
 New South Wales Treasury
 6.50% 5/1/06                                     25,000,000          16,856,399
 New South Wales Treasury
 7.00% 2/1/00                                     20,000,000          12,880,699
 Queensland Treasury
 8.00% 7/14/99                                    30,000,000          19,162,690
 Queensland Treasury
 8.00% 5/14/03                                    10,000,000           7,027,674
                                                                   -------------
                                                                      88,800,705
                                                                   -------------

--------------------------------------------------------------------------------
Canada: 21.99%
--------------------------------------------------------------------------------
 British Columbia
 7.75% 6/16/03                                C$  40,000,000          28,696,092
+Government of Canada
 4.75% 9/15/99                                    40,000,000          25,995,204
 Government of Canada
 10.25% 3/15/14                                   20,000,000          19,681,379
 KFW International Finance
 6.50% 12/28/01                                    6,000,000           4,051,624
 Kingdom of Norway
 8.375% 1/27/03                                   10,000,000           7,238,804
 Ontario Hydro
 5.60% 6/2/08                                     25,000,000          16,405,308
 Ontario Hydro
 10.00% 3/19/01                                   20,000,000          14,412,794
 Ontario Province
 8.00% 3/11/03                                    40,000,000          28,838,939
                                                                   -------------
                                                                     145,320,144
                                                                   -------------
 -------------------------------------------------------------------------------
 Germany: 9.98%
 -------------------------------------------------------------------------------
 Baden Wurt L-Finance
 NV 5.25% 9/26/01                            Dem  15,000,000           9,454,353
 Baden Wurt L-Finance
 NV 6.625% 8/20/03                                26,000,000          17,527,207
 Bundesrepublic Deutschland
 6.25% 1/4/24                                     35,000,000          24,356,106
 International Bank
 Reconstruction & Development
 6.125% 9/27/02                                    8,000,000           5,247,884

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------

 Republic of Finland
 5.50% 2/9/01                                 Dem  4,000,000          $2,521,161
 Treuhandansstalt
 6.875% 6/11/03                                   10,000,000           6,837,364
                                                                   -------------
                                                                      65,944,075
                                                                   -------------
--------------------------------------------------------------------------------
Netherlands: 6.95%
--------------------------------------------------------------------------------
 Netherlands Government
 7.50% 1/15/23                                Nlg  9,000,000           6,385,868
 Netherlands Government
 8.25% 9/15/07                                    37,500,000          25,904,671
 Netherlands Government
 9.00% 5/15/00                                    23,500,000          13,615,069
                                                                   -------------
                                                                      45,905,608
                                                                   -------------

--------------------------------------------------------------------------------
New Zealand: 12.04%
--------------------------------------------------------------------------------
+Government of
 New Zealand
 6.50% 2/15/00                               NZ$  17,000,000           9,148,333
 Government of
 New Zealand
 7.00% 7/15/09                                    32,000,000          19,177,038
+Government of
 New Zealand
 8.00% 2/15/01                                    23,500,000          13,176,157
+Government of
 New Zealand
 8.00% 4/15/04                                    30,500,000          18,187,540
+Government of
 New Zealand
 8.00% 11/15/06                                   12,000,000           7,426,992
+Government of
 New Zealand
 10.00% 3/15/02                                    7,000,000           4,241,629
 International Bank
 Reconstruction &
 Development
 7.00% 9/18/00                                     7,500,000           4,049,528
 International Bank
 Reconstruction &
 Development
 7.25% 5/27/03                                     7,500,000           4,151,639
                                                                   -------------
                                                                      79,558,856
                                                                   -------------


70   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------
Sweden: 14.20%
--------------------------------------------------------------------------------
 Nordic Investment Bank
 10.25% 01/07/99                               Sk  8,000,000          $1,049,292
 Swedish Export Credit
 6.50% 06/05/01                                   25,000,000           3,359,309
 Swedish Government
 6.00% 02/09/05                                  210,000,000          29,136,279
 Swedish Government
 8.00% 08/15/07                                   80,000,000          12,789,694
 Swedish Government
 9.00% 04/20/09                                  198,000,000          34,470,440
 Swedish Government
 10.25% 05/05/00                                  40,000,000           5,582,235
 Swedish Government
 10.25% 05/05/03                                  30,000,000           4,789,658
 Swedish Government
 13.00% 06/15/01                                  17,000,000           2,656,897
                                                                   -------------
                                                                      93,833,804
                                                                   -------------

--------------------------------------------------------------------------------
Switzerland: 3.00%
--------------------------------------------------------------------------------
 Government of Switzerland
 4.50% 07/08/02                              Chf  12,000,000           9,752,525
 Government of Switzerland
 4.50% 10/07/04                                   12,000,000          10,045,500
                                                                   -------------
                                                                      19,798,025
                                                                   -------------

--------------------------------------------------------------------------------
United States: 14.06%
--------------------------------------------------------------------------------
 Baden Wurt L-Finance
 NV 5.75% 02/25/08                              $  4,000,000           4,094,400
 Caisse D'Amort Dette
 6.50% 03/11/02                                    8,000,000           8,400,000
 Interamerican Development
 Bank
 6.375% 10/22/07                                   7,000,000           7,538,125
 J. Sainsbury
 6.25% 03/27/02                                    1,600,000           1,649,000
+Korea Electric Power
 6.375% 12/01/03                                   3,600,000           2,862,000
 Matsushita Electric
 7.25% 08/01/02                                    7,200,000           7,591,500
 Republic of Finland
 7.875% 07/28/04                                   8,200,000           9,389,000
 U.S. Treasury Inflation
 Index Notes
 3.375% 01/15/07                                  14,425,380          14,199,983
 U.S. Treasury Inflation
 Index Notes
 3.625% 07/15/02                                  14,270,500          14,283,879
 U.S. Treasury Inflation
 Index Notes
 3.625% 01/15/08                                  16,167,200          16,172,249
 U.S. Treasury Notes
 6.125% 07/31/00                                  $2,000,000          $2,061,237
 U.S. Treasury Notes
 6.375% 08/15/27                                   2,000,000           2,308,915
 U.S. Treasury Notes
 7.875% 11/15/04                                   2,000,000           2,349,782
                                                                   -------------
                                                                      92,900,070
                                                                   -------------

--------------------------------------------------------------------------------
Total Bonds
(cost $619,062,066)                                                  632,061,287
================================================================================

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.39%
--------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $5,250,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $5,669,030)                               5,552,000           5,552,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $183,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $192,577 and $1,755,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $1,815,574 and $1,608,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $1,727,888 and $1,365,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $1,439,475)                               5,072,000           5,072,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $1,951,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $2,069,195 and $1,677,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $1,796,178 and $1,258,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $1,430,911 )                              5,188,000           5,188,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $15,812,000)                                                    15,812,000
================================================================================

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   71

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.05%
(COST $634,874,066)                                                 $647,873,287
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.95%                                          12,867,421
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   59,767,280 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $11.06 PER SHARE: 100.00%                                        $660,740,708
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
--------------------------------------------------------------------------------
Common Stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                               $638,329,681
Undistributed net investment income **                                 1,884,872
Accumulated net realized gain on
   investments                                                         7,291,134
Net unrealized appreciation of
   investments and foreign currencies                                 13,235,021
--------------------------------------------------------------------------------
Total Net Assets                                                    $660,740,708
================================================================================
* Principal amount is stated in the currency in which each security denominated:
A$ = Australian Dollars
C$ = Canadian Dollars
Chf = Swiss Francs
Dem = German Deutsche Marks
Nlg = Dutch Guilders
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+ Security is partially or fully on
loan.

See accompanying notes


72   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The International Fixed Income Portfolio
Statement of Net Assets
October 31, 1998


                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------
BONDS: 95.84%
--------------------------------------------------------------------------------
Australia: 12.58%
--------------------------------------------------------------------------------
Australian Government
6.25% 3/15/99                                  A$  1,000,000            $627,850
Australian Government
6.75% 11/15/06                                     2,500,000           1,754,719
Australian Government
7.00% 4/15/00                                      2,000,000           1,294,933
Federal National
Mortgage Association
5.75% 9/5/00                                       2,500,000           1,590,098
New South Wales
Treasury
7.00% 2/1/00                                       4,100,000           2,640,543
Queensland Treasury
8.00% 5/14/03                                      4,500,000           3,162,453
                                                                   -------------
                                                                      11,070,596
                                                                   -------------
--------------------------------------------------------------------------------
Canada: 17.02%
--------------------------------------------------------------------------------
Abbey National
Treasury Service
6.75% 2/25/04                                    C$  900,000             618,316
British Columbia
7.75% 6/16/03                                      4,000,000           2,869,609
CHUBU Electric Power
7.375% 3/30/01                                       700,000             474,958
General Electric
Capital of Canada
7.125% 2/12/04                                       900,000             629,618
Government of Canada
6.00% 6/1/08                                       1,000,000             694,692
Government of Canada
Series A81 7.50% 9/1/00                            4,000,000           2,725,543
Government of Canada
10.25% 3/15/14                                     3,300,000           3,247,428
KFW International Finance
6.50% 12/28/01                                     1,400,000             945,379
Ontario Hydro
5.60% 6/2/08                                       1,500,000             984,318
Ontario Hydro
10.875% 3/29/99                                    2,700,000           1,789,325
                                                                   -------------
                                                                      14,979,186
                                                                   -------------

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------
Germany: 17.86%
--------------------------------------------------------------------------------
Baden Wurt L-Finance NV
5.25% 9/26/01                                 Dem  4,000,000      $    2,521,161
Baden Wurt L-Finance NV
6.625% 8/20/03                                     2,100,000           1,415,659
Bayerische Vereinsbank
6.50% 6/6/05                                       3,900,000           2,658,319
Bundesrepublik Deutschland
6.00% 1/4/07                                       1,500,000           1,017,987
Bundesrepublik Deutschland
6.25% 1/4/24                                       2,000,000           1,391,777
Bundesrepublik Deutschland
6.50% 7/4/27                                       1,500,000           1,077,751
DSL Finance NV
5.75% 3/19/09                                      1,500,000             986,246
DSL Finance NV
6.00% 2/21/06                                      2,900,000           1,930,849
Republic of Finland
5.50% 2/9/01                                       4,300,000           2,710,248
                                                                   -------------
                                                                      15,709,997
                                                                   -------------
--------------------------------------------------------------------------------
Japan: 4.53%
--------------------------------------------------------------------------------
European Investment Bank
5.875% 11/26/99                             Jpy  130,000,000           1,185,759
Japan Development Bank
5.00% 10/1/99                                    180,000,000           1,618,490
Kingdom of Belgium
5.00% 12/17/99                                   130,000,000           1,180,801
                                                                   -------------
                                                                       3,985,050
                                                                   -------------
--------------------------------------------------------------------------------
Netherlands: 8.12%
--------------------------------------------------------------------------------
Netherlands Government
8.25% 9/15/07                                 Nlg  9,500,000           6,562,517
Netherlands Government
9.00% 5/15/00                                      1,000,000             579,365
                                                                   -------------
                                                                       7,141,882
                                                                   -------------



                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   73

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------
New Zealand: 11.82%
--------------------------------------------------------------------------------
Federal National
Mortgage Association
7.25% 6/20/02                                 NZ$  3,000,000          $1,641,647
Government of
New Zealand
7.00% 7/15/09                                      3,000,000           1,797,847
Government of
New Zealand
8.00% 2/15/01                                      3,000,000           1,682,063
Government of
New Zealand
8.00% 4/15/04                                      3,000,000           1,788,938
Government of
New Zealand
8.00% 11/15/06                                     2,450,000           1,516,344
Government of
New Zealand
8.00% 11/15/06                                       500,000             309,458
Government of
New Zealand
10.00% 3/15/02                                     2,750,000           1,666,354
                                                                   -------------
                                                                      10,402,651
                                                                   -------------
--------------------------------------------------------------------------------
Sweden: 14.22%
--------------------------------------------------------------------------------
Swedish Government
6.00% 2/9/05                                  Sk  15,000,000           2,081,163
Swedish Government
8.00% 8/15/07                                     21,500,000           3,437,230
Swedish Government
9.00% 4/20/09                                     21,500,000           3,743,002
Swedish Government
10.25% 5/5/03                                     15,000,000           2,394,829
Swedish Government
13.00% 6/15/01                                     5,500,000             859,584
                                                                   -------------
                                                                      12,515,808
                                                                   -------------
--------------------------------------------------------------------------------
Switzerland: 3.00%
--------------------------------------------------------------------------------
Government of Switzerland
4.50% 7/8/02                                  Chf  1,600,000           1,300,337
Government of Switzerland
4.50% 10/7/04                                      1,600,000           1,339,400
                                                                   -------------
                                                                       2,639,737
                                                                   -------------
--------------------------------------------------------------------------------
United States: 6.69%
--------------------------------------------------------------------------------
U.S. Treasury Inflation
Index Notes
3.375% 1/15/07                                   $ 3,090,870           3,042,575
U.S. Treasury Inflation
Index Notes
3.625% 7/15/02                                     1,732,971           1,734,596
U.S. Treasury Inflation
Index Notes
3.625% 1/15/08                                    $1,111,846          $1,112,193
                                                                   -------------
                                                                       5,889,364
                                                                   -------------
--------------------------------------------------------------------------------
Total Bonds
(cost $81,520,871)                                                    84,334,271
================================================================================

                                                 Principal          Market Value
                                                  Amount *             (U.S.$)
--------------------------------------------------------------------------------

Repurchase Agreements: 1.95%
--------------------------------------------------------------------------------
With Chase Manhattan
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $571,000 U.S.
   Treasury Notes 5.75%
   due 10/31/02, market
   value $617,025)                                   604,000             604,000
With J.P. Morgan Securities
   5.25% 11/02/98 (dated
   10/30/98, collateralized
   by $20,000 U.S.
   Treasury Notes 5.625%
   due 11/30/00, market
   value $20,960 and $191,000
   U.S. Treasury Notes 5.25%
   due 01/31/01, market
   value $197,610 and $175,000
   U.S. Treasury Notes 6.25%
   due 01/31/02, market
   value $188,066 and $149,000
   U.S. Treasury Notes 5.50%
   due 02/28/03, market
   value $156,674)                                   552,000             552,000
With PaineWebber
   5.30% 11/02/98 (dated
   10/30/98, collateralized
   by $212,000 U.S.
   Treasury Notes 5.625%
   due 05/15/01, market
   value $225,214 and $183,000
   U.S. Treasury Notes 6.50%
   due 08/31/01, market
   value $195,499 and $137,000
   U.S. Treasury Notes 7.50%
   due 05/15/02, market
   value $155,742)                                   565,000             565,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,721,000)                                                      1,721,000
================================================================================



74  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.79%
(cost $83,241,871)                                                   $86,055,271
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 2.21%                                           1,941,268
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   8,189,030 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT
   TO $10.75 PER SHARE: 100.00%                                      $87,996,539
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 1998:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
   2,000,000,000 shares authorized
   to the Fund with 50,000,000
   shares allocated to this Portfolio                                $82,904,512
Undistributed net investment income**                                  1,621,344
Accumulated net realized gain on
   investments                                                           607,757
Net unrealized appreciation of
   investments and foreign currencies                                  2,862,926
--------------------------------------------------------------------------------
Total Net Assets                                                     $87,996,539
================================================================================

* Principal amount is stated in the currency in which each security is denominated:
A$ = Australian Dollars
C$ = Canadian Dollars
Chf = Swiss Francs
Dem = German Deutsche Marks
Jpy = Japanese Yen
Nlg = Dutch Guilders
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes



                                  1998 ANNUAL REPORT o DELAWARE POOLED TRUST  75

Delaware Pooled Trust, Inc.
Statements of Operations

                                                             Year     9/15/98*          Year       12/29/97*
                                                            Ended          to          Ended             to
                                                         10/31/98    10/31/98       10/31/98       10/31/98
                                                     ------------  ----------  -------------  -------------

                                                              The         The            The            The
                                                        Large-Cap  Growth and        Mid-Cap  Small/Mid-Cap
                                                     Value Equity      Income  Growth Equity   Value Equity
                                                        Portfolio  Portfolio       Portfolio      Portfolio
                                                     ------------  ----------  -------------  -------------
INVESTMENT INCOME:
Interest                                              $   171,376    $    870     $   30,347      $   4,308
Dividends                                               2,325,688       3,705         11,949         51,431
Foreign tax withheld                                           --          --             --             --
                                                     ------------  ----------  -------------  -------------
                                                        2,497,064       4,575         42,296         55,739
                                                     ------------  ----------  -------------  -------------

EXPENSES:
Management fees                                           522,423       1,360         46,880         18,902
Accounting and administration                              39,200         100          4,830          1,100
Reports and statements to shareholders                     43,268         200             --          3,600
Registration fees                                          16,285       1,470          8,372          2,220
Professional fees                                           3,720         285          8,720          3,300
Taxes (other than taxes on income)                         12,700         130         12,300            600
Dividend disbursing and transfer
  agent fees and expenses                                   7,210           1          3,330            167
Custodian fees                                              3,032         695          6,510          2,550
Directors' fees                                             1,900          --          1,423            436
Amortization of organization expenses                          --          --             --             --
Other                                                      38,734          98          6,907          1,677
                                                     ------------  ----------  -------------  -------------
                                                          688,472       4,339         99,272         34,552
Less expenses absorbed or waived by
   Delaware Management Company
   or Delaware International Advisers Ltd.                (38,036)     (2,642)       (64,736)       (12,514)
                                                     ------------  ----------  -------------  -------------

Total expenses                                            650,436       1,697         34,536         22,038
                                                     ------------  ----------  -------------  -------------

NET INVESTMENT INCOME                                   1,846,628       2,878          7,760         33,701
                                                     ------------  ----------  -------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments                                         14,115,039      (5,571)     1,308,614       (147,698)
   Foreign currencies                                          --          --             --             --
                                                     ------------  ----------  -------------  -------------
Net realized gain (loss)                               14,115,039      (5,571)     1,308,614       (147,698)
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                               (5,247,826)    114,455     (1,292,306)      (161,927)
                                                     ------------  ----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES                 8,867,213     108,884         16,308       (309,625)
                                                     ------------  ----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $10,713,841    $111,762        $24,068      $(275,924)
                                                     ============  ==========  =============  =============

76   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

[RESTUBBED FROM TABLE ABOVE]

                                                          9/15/98*      11/4/97*          Year      12/29/97*
                                                               to            to          Ended            to
                                                         10/31/98      10/31/98       10/31/98      10/31/98
                                                    -------------  ------------  -------------  ------------
                                                                            The
                                                              The   Real Estate            The           The
                                                        Small-Cap    Investment   Intermediate     Aggregate
                                                    Growth Equity         Trust   Fixed Income  Fixed Income
                                                        Portfolio  Portfolio II      Portfolio     Portfolio
                                                    -------------  ------------  -------------  ------------
INVESTMENT INCOME:
Interest                                                 $  9,875     $   9,891     $1,927,535      $106,665
Dividends                                                      48       331,574             --            --
Foreign tax withheld                                           --            --             --            --
                                                     ------------  ------------  -------------  ------------
                                                            9,923       341,465      1,927,535       106,665
                                                     ------------  ------------  -------------  ------------

EXPENSES:
Management fees                                             2,815        41,303        119,736         6,901
Accounting and administration                                 152         2,240         11,858           681
Reports and statements to shareholders                        200         4,716         23,837        10,406
Registration fees                                           1,470         4,469         57,374        11,198
Professional fees                                             335        19,210         20,675         2,786
Taxes (other than taxes on income)                             80           348          3,600           101
Dividend disbursing and transfer
  agent fees and expenses                                       2           359         12,799           250
Custodian fees                                              1,627         3,562         38,700         2,816
Directors' fees                                                --           300            858           247
Amortization of organization expenses                          --            --          5,150            --
Other                                                          83         2,034         11,177           477
                                                    -------------  ------------  -------------  ------------
                                                            6,764        78,541        305,764        35,863
Less expenses absorbed or waived by
   Delaware Management Company
   or Delaware International Advisers Ltd.                 (3,399)      (31,367)      (146,011)      (26,731)
                                                    -------------  ------------  -------------  ------------

Total expenses                                              3,365        47,174        159,753         9,132
                                                    -------------  ------------  -------------  ------------

NET INVESTMENT INCOME                                       6,558       294,291      1,767,782        97,533
                                                    -------------  ------------  -------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments                                            (45,106)     (276,394)       420,336        28,577
   Foreign currencies                                          --            --             --            --
                                                    -------------  ------------  -------------  ------------
Net realized gain (loss)                                  (45,106)     (276,394)       420,336        28,577
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                                  356,345      (784,976)      (113,061)       23,124
                                                    -------------  ------------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES                   311,239    (1,061,370)       307,275        51,701
                                                    -------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $317,797     $(767,079)    $2,075,057      $149,234
                                                    =============  ============  =============  ============

* Date of commencement of operations.

  See accompanying notes

                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   77

Delaware Pooled Trust, Inc.
Statements of Operations continued

                                                             Year       12/29/97*
                                                            Ended             to
                                                         10/31/98       10/31/98        Year ended 10/31/98
                                                    -------------   ------------   -----------------------------
                                                                             The
                                                              The    Diversified             The             The
                                                       High-Yield           Core          Global   International
                                                             Bond   Fixed Income          Equity          Equity
                                                        Portfolio      Portfolio       Portfolio       Portfolio
                                                    -------------   ------------   -------------   -------------
INVESTMENT INCOME:
Interest                                               $1,781,003       $203,330          $3,704     $ 1,911,854
Dividends                                                  67,012             --          96,097      18,591,465
Foreign tax withheld                                           --           (170)         (4,919)     (1,335,752)
                                                    -------------   ------------   -------------   -------------
                                                        1,848,015        203,160          94,882      19,167,567
                                                    -------------   ------------   -------------   -------------


EXPENSES:
Management fees                                            80,874         11,289          23,131       4,214,740
Accounting and administration                               7,178          1,035           1,162         221,324
Reports and statements to shareholders                      8,967         10,046           5,500         154,452
Registration fees                                          12,258         10,495          18,525          42,669
Professional fees                                           3,134          4,250           9,692          51,005
Taxes (other than taxes on income)                          1,191            193           1,317          25,086
Dividend disbursing and transfer
  agent fees and expenses                                   8,079            200           1,294          37,670
Custodian fees                                             10,440          7,338           9,040         248,124
Directors' fees                                               543            261             323           8,917
Other                                                       4,287          1,024           1,640         107,961
                                                    -------------   ------------   -------------   -------------
                                                          136,951         46,131          71,624       5,111,948
                                                    -------------   ------------   -------------   -------------
Less expenses absorbed or waived by
   Delaware Management Company
   or Delaware International Advisers Ltd.               (28,960)        (31,236)        (41,764)             --
                                                    -------------   ------------   -------------   -------------

Total expenses                                            107,991         14,895          29,860       5,111,948
                                                    -------------   ------------   -------------   -------------

NET INVESTMENT INCOME                                   1,740,024        188,265          65,022      14,055,619
                                                    -------------   ------------   -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments                                            373,305        119,205          40,015      (4,025,939)
   Foreign currencies                                          --          4,738            (959)       (318,479)
                                                    -------------   ------------   -------------   -------------
Net realized gain (loss)                                  373,305        123,943          39,056      (4,344,418)
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                               (2,555,347)       (96,348)        133,591      13,796,645
                                                    -------------   ------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES                (2,182,042)        27,595         172,647       9,452,227
                                                    -------------   ------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(442,018)      $215,860        $237,669     $23,507,846
                                                    =============    ===========   =============   =============

78   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

[RESTUBBED FROM TABLE ABOVE]



                                                                      Year ended  10/31/98
                                                    -------------   ----------------------------   -------------
                                                              The                            The             The
                                                     Labor Select            The          Global   International
                                                    International       Emerging           Fixed           Fixed
                                                           Equity        Markets          Income          Income
                                                        Portfolio      Portfolio       Portfolio       Portfolio
                                                    -------------   ------------   -------------     -----------
INVESTMENT INCOME:
Interest                                               $  518,969       $241,583     $33,541,477      $3,569,130
Dividends                                               2,515,186      1,087,511              --              --
Foreign tax withheld                                     (177,446)       (64,027)             --              --
                                                    -------------   ------------   -------------     -----------
                                                        2,856,709      1,265,067      33,541,477       3,569,130
                                                    -------------   ------------   -------------     -----------


EXPENSES:
Management fees                                           658,651        431,051       2,649,961         292,924
Accounting and administration                              34,057         14,100         209,221          23,109
Reports and statements to shareholders                     14,913         18,420          90,106           9,100
Registration fees                                          13,600         24,946          49,279          18,222
Professional fees                                              --         15,131          23,246           4,590
Taxes (other than taxes on income)                          8,000          2,294          22,874           4,293
Dividend disbursing and transfer
  agent fees and expenses                                   7,099          2,550          34,698           6,580
Custodian fees                                             39,185         75,642         123,106          26,911
Directors' fees                                             1,561            726           8,124             877
Other                                                      18,003         17,995          94,253           5,490
                                                    -------------   ------------   -------------     -----------
                                                          795,069        602,855       3,304,868         392,096
                                                    -------------   ------------   -------------     -----------
Less expenses absorbed or waived by
   Delaware Management Company
   or Delaware International Advisers Ltd.                (44,876)       (50,753)      (122,948)         (41,774)
                                                    -------------   ------------   -------------     -----------

Total expenses                                            750,193        552,102      3,181,920          350,322
                                                    -------------   ------------   -------------     -----------

NET INVESTMENT INCOME                                   2,106,516        712,965     30,359,557        3,218,808
                                                    -------------   ------------   -------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments                                            548,524     (1,460,816)      7,552,453         612,864
   Foreign currencies                                    (161,280)       (53,191)     (7,274,824)       (265,107)
                                                    -------------   ------------   -------------     -----------
Net realized gain (loss)                                  387,244     (1,514,007)        277,629         347,757
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                                  452,819    (16,312,722)      9,179,450       2,144,683
                                                    -------------   ------------   -------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES                   840,063    (17,826,729)      9,457,079       2,492,440
                                                    -------------   ------------   -------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            $2,946,579   $(17,113,764)    $39,816,636      $5,711,248
                                                    =============   ============   =============     ===========

                                   1998 ANNUAL REPORT o DELAWARE POOLED TRUST 79

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets


                                                             Year          Year      9/15/98*          Year
                                                            Ended         Ended           to          Ended
                                                         10/31/98      10/31/97     10/31/98       10/31/98
                                                     ------------  ------------  -----------  -------------


                                                              The           The          The            The
                                                        Large-Cap     Large-Cap   Growth and        Mid-Cap
                                                     Value Equity  Value Equity       Income  Growth Equity
                                                        Portfolio     Portfolio    Portfolio      Portfolio
                                                     ------------  ------------  -----------  -------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                           $1,846,628    $1,733,343       $2,878         $7,760
Net realized gain (loss) on investments
  and foreign currencies                               14,115,039    12,022,384       (5,571)     1,308,614
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                               (5,247,826)    4,857,200      114,455     (1,292,306)
                                                     -------------  ------------  -----------   ------------
Net increase (decrease) in net assets
  resulting from operations                            10,713,841    18,612,927      111,762         24,068
                                                     -------------  ------------  -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (1,837,808)   (1,789,049)          --             --
Net realized gain on investments                      (12,031,890)   (6,352,621)          --     (4,706,261)
                                                      ------------  ------------  -----------    -----------
                                                      (13,869,698)   (8,141,670)          --     (4,706,261)
                                                      ------------  ------------  -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              36,847,413    17,492,313    2,000,009         60,373
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain on investments                                  13,671,296     7,929,503           --      4,706,261
                                                      ------------  ------------  -----------   ------------
                                                       50,518,709    25,421,816    2,000,009      4,766,634
Cost of shares repurchased                            (10,606,420)  (21,970,059)          --     (5,522,390)
                                                     -------------  ------------  -----------   ------------
Increase (decrease) in net assets derived
  from capital share transactions                      39,912,289     3,451,757    2,000,009       (755,756)
                                                     -------------  ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS                  36,756,432    13,923,014    2,111,771     (5,437,949)

NET ASSETS:
Beginning of period                                    81,101,898    67,178,884           --     10,317,447
                                                     -------------  ------------  -----------   ------------
End of period                                        $117,858,330   $81,101,898   $2,111,771    $ 4,879,498
                                                     =============  ============  ===========   ============


80   DELAWARE POOLED TRUST o 1998 ANNUAL REPORT


                                                              Year       12/29/97*       9/15/98*      11/4/97*
                                                             Ended             to             to            to
                                                          10/31/97       10/31/98       10/31/98      10/31/98
                                                     -------------  -------------  -------------  ------------

                                                                                                           The
                                                               The            The            The   Real Estate
                                                           Mid-Cap  Small/Mid-Cap      Small-Cap    Investment
                                                     Growth Equity   Value Equity  Growth Equity         Trust
                                                         Portfolio      Portfolio      Portfolio  Portfolio II
                                                     -------------  -------------  -------------  ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                            $  (57,532)     $  33,701      $   6,558      $294,291
Net realized gain (loss) on investments
  and foreign currencies                                 4,684,321       (147,698)       (45,106)     (276,394)
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                                (4,114,485)      (161,927)       356,345      (784,976)
                                                       ------------    -----------    -----------   -----------
Net increase (decrease) in net assets
  resulting from operations                                512,304       (275,924)       317,797      (767,079)
                                                       ------------    -----------    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           --             --             --       (39,470)
Net realized gain on investments                        (4,575,497)            --             --            --
                                                       ------------    -----------    -----------   -----------
                                                        (4,575,497)            --             --       (39,470)
                                                       ------------    -----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                1,889,723      3,000,008      3,000,008     6,529,625
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain on investments                                    4,575,497             --             --        39,470
                                                       ------------    -----------    -----------   -----------
                                                         6,465,220      3,000,008      3,000,008     6,569,095
Cost of shares repurchased                             (20,610,124)            --             --            --
                                                       ------------    -----------    -----------   ----------
Increase (decrease) in net assets derived
  from capital share transactions                      (14,144,904)     3,000,008      3,000,008     6,569,095
                                                       ------------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS                  (18,208,097)     2,724,084      3,317,805     5,762,546

NET ASSETS:
Beginning of period                                     28,525,544             --             --            --
                                                       ------------    -----------    -----------   -----------
End of period                                          $10,317,447     $2,724,084     $3,317,805    $5,762,546
                                                       ============    ===========    ===========   ===========

* Date of commencement of operations.

  See accompanying notes


                                 1998 ANNUAL REPORT o DELAWARE POOLED TRUST   81

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets continued

                                                             Year           Year       12/29/97*         Year       12/2/96*
                                                            Ended          Ended             to         Ended            to
                                                         10/31/98       10/31/97       10/31/98      10/31/98      10/31/97
                                                     -----------------------------------------------------------------------
                                                              The            The            The           The           The
                                                     Intermediate   Intermediate      Aggregate    High-Yield    High-Yield
                                                     Fixed Income   Fixed Income   Fixed Income          Bond          Bond
                                                        Portfolio      Portfolio      Portfolio     Portfolio     Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                 $ 1,767,782    $ 1,301,361    $    97,533    $1,740,024    $  629,692
Net realized gain on investments and
  foreign currencies                                      420,336         59,570         28,577       373,305       293,180
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                                 (113,061)       285,894         23,124    (2,555,347)      248,704
                                                      -----------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                             2,075,057      1,646,825        149,234      (442,018)    1,171,576
                                                      -----------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                  (1,764,413)    (1,301,361)            --    (1,296,634)     (403,902)
Net realized gain on investments                          (30,150)            --             --      (293,568)           --
                                                      -----------------------------------------------------------------------
                                                       (1,794,563)    (1,301,361)            --    (1,590,202)     (403,902)
                                                      -----------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                               2,698,180     18,629,497      2,000,009     9,800,000    10,176,010
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain on investments                                   1,444,379      1,108,729             --     1,590,201       403,902
                                                      -----------------------------------------------------------------------
                                                        4,142,559     19,738,226      2,000,009    11,390,201    10,579,912
Cost of shares repurchased                             (4,578,520)      (235,059)            --            --            --
                                                      -----------------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions                        (435,961)    19,503,167      2,000,009    11,390,201    10,579,912
                                                      -----------------------------------------------------------------------
Net Increase (Decrease) In Net Assets                    (155,467)    19,848,631      2,149,243     9,357,981    11,347,586

Net Assets:
Beginning of period                                    30,366,196     10,517,565             --    11,347,586            --
                                                      -----------------------------------------------------------------------
End of period                                         $30,210,729    $30,366,196     $2,149,243   $20,705,567   $11,347,586
                                                      =======================================================================
* Date of commencement of operations.
See accompanying notes




82 Delaware Pooled Trust o 1998 Annual Report


                                                         12/29/97*         Year      10/15/97*
                                                               to         Ended            to
                                                         10/31/98      10/31/98      10/31/97
                                                    -----------------------------------------
                                                              The           The           The
                                                 Diversified Core        Global        Global
                                                     Fixed Income        Equity        Equity
                                                        Portfolio     Portfolio     Portfolio

---------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                  $  188,265     $  65,022   $    3,243
Net realized gain on investments and
  foreign currencies                                      123,943        39,056       11,100
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currencies                                  (96,348)      133,591     (159,467)
                                                    -----------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               215,860       237,669     (145,124)
                                                    -----------------------------------------
Distributions to Shareholders From:
Net investment income                                          --       (24,619)          --
Net realized gain on investments                               --            --           --
                                                    -----------------------------------------
                                                               --       (24,619)          --
                                                    -----------------------------------------
Capital Share Transactions:
Proceeds from shares sold                               3,000,009            --    3,000,009
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain on investments                                          --        24,619           --
                                                    -----------------------------------------
                                                        3,000,009        24,619    3,000,009
Cost of shares repurchased                                     --            --           --
                                                    -----------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions                       3,000,009        24,619    3,000,009
                                                    -----------------------------------------
Net Increase (Decrease) In Net Assets                   3,215,869       237,669    2,854,885

Net Assets:
Beginning of period                                            --     2,854,885           --
                                                    -----------------------------------------
End of period                                          $3,215,869    $3,092,554   $2,854,885
                                                    =========================================
* Date of commencement of operations.
See accompanying notes



                                   1998 Annual Report o Delaware Pooled Trust 83

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets continued

                                                              Year            Year            Year             Year           Year
                                                             Ended           Ended           Ended            Ended          Ended
                                                          10/31/98        10/31/97        10/31/98         10/31/97       10/31/98
                                                     -------------------------------------------------------------------------------
                                                                                               The              The
                                                               The             The    Labor Select     Labor Select            The
                                                     International   International   International    International       Emerging
                                                            Equity          Equity          Equity           Equity        Markets
                                                         Portfolio       Portfolio       Portfolio        Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                 $  14,055,619  $   9,221,522   $   2,106,516    $     926,460   $     712,965
Net realized gain (loss) on investments and
   foreign currencies                                    (4,344,418)    14,680,399         387,244          639,018      (1,514,007)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                 13,796,645      6,398,012         452,819        3,140,371     (16,312,722)
                                                     -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                             23,507,846     30,299,933       2,946,579        4,705,849     (17,113,764)
                                                     -------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                   (19,730,232)   (11,268,773)     (2,016,614)      (1,153,521)        (50,474)
Net realized gain on investments                         (4,749,754)            --              --               --        (282,657)
                                                     -------------------------------------------------------------------------------
                                                        (24,479,986    (11,268,773)     (2,016,614)      (1,153,521)       (333,131)
                                                     -------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                               134,421,186    182,110,042      53,796,761       25,199,358      32,579,507
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investments                          22,579,574     10,374,375       2,016,614        1,153,521         333,131
                                                     -------------------------------------------------------------------------------
                                                        157,000,760    192,484,417      55,813,375       26,352,879      32,912,638
Cost of shares repurchased                              (39,995,300)   (11,269,759)     (4,288,718)      (2,163,117)             --
                                                     -------------------------------------------------------------------------------
Increase in net assets derived from capital
   share transactions                                   117,005,460    181,214,658      51,524,657       24,189,762      32,912,638
                                                     -------------------------------------------------------------------------------
Net Increase In Net Assets                              116,033,320    200,245,818      52,454,622       27,742,090      15,465,743

Net Assets:
Beginning of period                                     500,195,661    299,949,843      50,895,705       23,153,615      18,564,600
                                                     -------------------------------------------------------------------------------
End of period                                          $616,228,981   $500,195,661    $103,350,327      $50,895,705    $ 34,030,343
                                                     ===============================================================================





84  Delaware Pooled Trust o 1998 Annual Report


                                                            4/14/97*            Year             Year
                                                               to              Ended            Ended
                                                            10/31/97        10/31/98         10/31/97
                                                     -------------------------------------------------
                                                                                 The              The
                                                                 The          Global           Global
                                                            Emerging           Fixed            Fixed
                                                             Markets          Income           Income
                                                           Portfolio       Portfolio        Portfolio
------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                  $       56,347    $  30,359,557  $  20,073,472
Net realized gain (loss) on investments and
   foreign currencies                                         253,812          277,629     10,523,901
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                   (3,656,755)       9,179,450    (10,556,890)
                                                     -------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               (3,346,596)      39,816,636     20,040,483
                                                     -------------------------------------------------
Distributions to Shareholders From:
Net investment income                                              --      (28,369,109    (21,129,839)
Net realized gain on investments                                   --       (6,852,402)    (3,784,780)
                                                     -------------------------------------------------
                                                                   --      (35,221,511)   (24,914,619)
                                                     -------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                  21,911,196      254,190,844    167,798,535
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investments                                    --       30,870,291     20,509,749
                                                     -------------------------------------------------
                                                           21,911,196      285,061,135    188,308,284
Cost of shares repurchased                                         --      (59,991,155)    (4,426,796)
                                                     -------------------------------------------------
Increase in net assets derived from capital
   share transactions                                      21,911,196      225,069,980    183,881,488
                                                     -------------------------------------------------
Net Increase In Net Assets                                 18,564,600      229,665,105    179,007,352

Net Assets:
Beginning of period                                                --      431,075,603    252,068,251
                                                     -------------------------------------------------
End of period                                             $18,564,600     $660,740,708   $431,075,603
                                                     =================================================




* Date of commencement of operations.
See accompanying notes




                                 1998 Annual Report o Delaware Pooled Trust   85

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets continued

                                                                           Year                 4/11/97*
                                                                           Ended                   to
                                                                         10/31/98               10/31/97
                                                                       ------------------------------------
                                                                            The                    The
                                                                       International          International
                                                                       Fixed Income           Fixed Income
                                                                         Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------
Increase In Net Assets From Operations:
Net investment income                                                  $  3,218,808            $    746,063
Net realized gain on investments and foreign currencies                     347,757                 411,752
Net change in unrealized appreciation/depreciation of investments
   and foreign currencies                                                 2,144,683                 718,243
                                                                      -------------------------------------
Net increase in net assets resulting from operations                      5,711,248               1,876,058
                                                                      -------------------------------------
Distributions to Shareholders From:
Net investment income                                                    (2,259,498)               (157,519)
Net realized gain on investments                                            (78,262)                     --
                                                                      -------------------------------------
                                                                         (2,337,760)               (157,519)
                                                                      -------------------------------------
Capital Share Transactions:
Proceeds from shares sold                                                51,119,928              31,857,788
Net asset value of shares issued upon reinvestment of dividends
   from net investment income and net realized gain on investments        2,337,760                 157,519
                                                                      -------------------------------------
                                                                         53,457,688              32,015,307
Cost of shares repurchased                                               (2,568,493)                     --
                                                                      -------------------------------------
Increase in net assets derived from capital share transactions           50,889,195              32,015,307
                                                                      -------------------------------------
Net Increase In Net Assets                                               54,262,683              33,733,846

Net Assets:
Beginning of period                                                      33,733,856                      10
                                                                      -------------------------------------
End of period                                                          $ 87,996,539            $ 33,733,856
                                                                      =====================================

* Date of commencement of operations.
See accompanying notes

86  Delaware Pooled Trust o 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                            Year        Year         Year        Year         Year
                                                           Ended       Ended        Ended       Ended        Ended
                                                          10/31/98    10/31/97     10/31/96    10/31/95     10/31/94

Net asset value, beginning of period                      $18.530     $16.460      $14.660     $13.080      $12.730

Income from investment operations:
Net investment income                                       0.308       0.381        0.440       0.430        0.320
Net realized and unrealized gain
   on investments                                           2.022       3.599        2.960       1.980        0.653
                                                       ---------------------------------------------------------------
Total from investment operations                            2.330       3.980        3.400       2.410        0.973
                                                       ---------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                       (0.380)     (0.410)      (0.440)     (0.340)      (0.280)
Distributions from net realized gain
   on investments                                          (2.700)     (1.500)      (1.160)     (0.490)      (0.343)
                                                       ---------------------------------------------------------------
Total dividends and distributions                          (3.080)     (1.910)      (1.600)     (0.830)      (0.623)
                                                       ---------------------------------------------------------------
Net asset value, end of period                            $17.780     $18.530      $16.460     $14.660      $13.080
                                                       ===============================================================
Total return                                                13.50%      26.73%       24.87%      19.77%        7.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $117,858     $81,102      $67,179     $51,947      $37,323
Ratio of expenses to average net assets                      0.68%       0.66%        0.67%       0.68%        0.68%
Ratio of expenses to average net assets
   prior to expense limitation                               0.71%       0.67%        0.70%       0.71%        0.82%
Ratio of net investment income to average
   net assets                                                1.91%       2.15%        2.85%       3.33%        3.26%
Ratio of net investment income to average
   net assets prior to expense limitation                    1.88%       2.14%        2.83%       3.30%        3.12%
Portfolio turnover                                             85%         73%          74%         88%          73%

----------------------------------------------------------------------------------------------------------------------

See accompanying notes




                                   1998 Annual Report o Delaware Pooled Trust 87

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Growth and Income Portfolio
--------------------------------------------------------------------------------
                                                                      9/15/98(1)
                                                                         to
                                                                     10/31/98

Net asset value, beginning of period                                   $8.500

Income from investment operations:
Net investment income                                                   0.012
Net realized and unrealized gain
   on investments                                                       0.458
                                                                      -------
Total from investment operations                                        0.470
                                                                      -------
Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized gain
   on investments                                                        none
                                                                      -------
Total dividends and distributions                                        none
                                                                      -------
Net asset value, end of period                                         $8.970
                                                                      =======
Total return                                                             5.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,112
Ratio of expenses to average net assets                                  0.68%
Ratio of expenses to average net assets
   prior to expense limitation                                           1.74%
Ratio of net investment income to average
   net assets                                                            1.15%
Ratio of net investment income to average
   net assets prior to expense limitation                                0.09%
Portfolio turnover                                                         53%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes




88 Delaware Pooled Trust o 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio
--------------------------------------------------------------------------------

                                                             Year        Year         Year        Year         Year
                                                            Ended       Ended        Ended       Ended        Ended
                                                           10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period                       $13.680     $14.570      $12.860     $11.010      $11.200

Income from investment operations:
Net investment income (loss)(1)                              0.011      (0.117)      (0.019)      0.043        0.008
Net realized and unrealized gain
   on investments                                            0.009       1.607        2.392       2.055        0.032
                                                           ---------------------------------------------------------
Total from investment operations                             0.020       1.490        2.373       2.098        0.040
                                                           ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                          none        none       (0.043)     (0.012)      (0.020)
Distributions from net realized gain
   on investments                                           (6.240)     (2.380)      (0.620)     (0.236)      (0.210)
                                                           ---------------------------------------------------------
Total dividends and distributions                           (6.240)     (2.380)      (0.663)     (0.248)      (0.230)
                                                           ---------------------------------------------------------
Net asset value, end of period                              $7.460     $13.680      $14.570     $12.860      $11.010
                                                           =========================================================
Total return                                                  1.47%      11.84%       19.19%      19.61%        0.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $4,879     $10,317      $28,526     $29,092      $22,640
Ratio of expenses to average net assets                       0.59%       0.93%        0.90%       0.93%        0.93%
Ratio of expenses to average net assets
   prior to expense limitation                                1.71%       1.40%        1.01%       1.08%        1.17%
Ratio of net investment income (loss) to average
   net assets                                                 0.13%      (0.29%)      (0.18%)      0.37%        0.07%
Ratio of net investment income (loss) to average
   net assets prior to expense limitation                    (0.99%)     (0.76%)      (0.29%)      0.22%       (0.17%)
Portfolio turnover                                             154%        117%          95%         64%          43%


--------------------------------------------------------------------------------
(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes




                                   1998 Annual Report o Delaware Pooled Trust 89

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Small/Mid-Cap Value Equity Portfolio
--------------------------------------------------------------------------------
                                                                     12/29/97(1)
                                                                         to
                                                                     10/31/98

Net asset value, beginning of period                                   $8.500

Income (loss) from investment operations:
Net investment income                                                   0.096
Net realized and unrealized loss
   on investments                                                      (0.876)
                                                                      -------
Total from investment operations                                       (0.780)
                                                                      -------
Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized gain
   on investments                                                        none
                                                                      -------
Total dividends and distributions                                        none
                                                                      -------
Net asset value, end of period                                         $7.720
                                                                      =======
Total return                                                            (9.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,724
Ratio of expenses to average net assets                                  0.87%
Ratio of expenses to average net assets
   prior to expense limitation                                           1.37%
Ratio of net investment income to average
   net assets                                                            1.34%
Ratio of net investment income to average
   net assets prior to expense limitation                                0.84%
Portfolio turnover                                                        155%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes




90 Delaware Pooled Trust o 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Small-Cap Growth Equity Portfolio
--------------------------------------------------------------------------------
                                                                      9/15/98(1)
                                                                         to
                                                                     10/31/98

Net asset value, beginning of period                                   $8.500

Income from investment operations:
Net investment income                                                   0.019
Net realized and unrealized gain
   on investments                                                       0.881
                                                                      -------
Total from investment operations                                        0.900
                                                                      -------
Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized gain
   on investments                                                        none
                                                                      -------
Total dividends and distributions                                        none
                                                                      -------
Net asset value, end of period                                         $9.400
                                                                      =======
Total return                                                            10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $3,318
Ratio of expenses to average net assets                                  0.89%
Ratio of expenses to average net assets
   prior to expense limitation                                           1.78%
Ratio of net investment income to average
   net assets                                                            1.72%
Ratio of net investment income to average
   net assets prior to expense limitation                                0.83%
Portfolio turnover                                                         98%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


See accompanying notes



                                   1998 Annual Report o Delaware Pooled Trust 91

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Real Estate Investment Trust Portfolio II
--------------------------------------------------------------------------------
                                                                      11/4/97(1)
                                                                         to
                                                                     10/31/98

Net asset value, beginning of period                                  $16.340

Income (loss) from investment operations:
Net investment income                                                   0.749
Net realized and unrealized loss
   on investments                                                      (2.739)
                                                                      -------
Total from investment operations                                       (1.990)
                                                                      -------
Less dividends and distributions:
Dividends from net investment income                                   (0.120)
Distributions from net realized gain
   on investments                                                        none
                                                                      -------
Total dividends and distributions                                      (0.120)
                                                                      -------
Net asset value, end of period                                        $14.230
                                                                      =======
Total return                                                           (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $5,763
Ratio of expenses to average net assets                                  0.86%
Ratio of expenses to average net assets
   prior to expense limitation                                           1.43%
Ratio of net investment income to average
   net assets                                                            5.34%
Ratio of net investment income to average
   net assets prior to expense limitation                                4.77%
Portfolio turnover                                                         54%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes



92 Delaware Pooled Trust o 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio
--------------------------------------------------------------------------------

                                                      Year        Year      3/12/96(1)
                                                     Ended       Ended          to
                                                    10/31/98    10/31/97     10/31/96
Net asset value, beginning of period                $10.090     $10.010      $10.000

Income from investment operations:
Net investment income                                 0.593       0.605        0.386
Net realized and unrealized gain
   on investments                                     0.100       0.080        0.010
                                                    --------------------------------
Total from investment operations                      0.693       0.685        0.396
                                                    --------------------------------
Less dividends and distributions:
Dividends from net investment income                 (0.593)     (0.605)      (0.386)
Distributions from net realized gain
   on investments                                    (0.010)       none         none
                                                    --------------------------------
Total dividends and distributions                    (0.603)     (0.605)      (0.386)
                                                    --------------------------------
Net asset value, end of period                      $10.180     $10.090      $10.010
                                                    ================================
Total return                                           7.06%       7.09%        4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $30,211     $30,366      $10,518
Ratio of expenses to average net assets                0.53%       0.53%        0.53%
Ratio of expenses to average net assets
   prior to expense limitation                         1.01%       0.84%        1.20%
Ratio of net investment income to average
   net assets                                          5.86%       6.05%        6.14%
Ratio of net investment income to average
   net assets prior to expense limitation              5.38%       5.74%        5.47%
Portfolio turnover                                      181%        205%         232%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


See accompanying notes




                                   1998 Annual Report o Delaware Pooled Trust 93

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Aggregate Fixed Income Portfolio
--------------------------------------------------------------------------------
                                                                     12/29/97(1)
                                                                        to
                                                                     10/31/98

Net asset value, beginning of period                                   $8.500

Income from investment operations:
Net investment income                                                   0.415
Net realized and unrealized gain
   on investments                                                       0.215
                                                                      -------
Total from investment operations                                        0.630
                                                                      -------
Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized gain
   on investments                                                        none
                                                                      -------
Total dividends and distributions                                        none
                                                                      -------
Net asset value, end of period                                         $9.130
                                                                      =======

Total return                                                             7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,149
Ratio of expenses to average net assets                                  0.53%
Ratio of expenses to average net assets prior
   to expense limitation                                                 2.07%
Ratio of net investment income to average
   net assets                                                            5.62%
Ratio of net investment income to average
   net assets prior to expense limitation                                4.08%
Portfolio turnover                                                        438%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes



94 Delaware Pooled Trust o 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio
--------------------------------------------------------------------------------

                                                         Year        12/2/96(1)
                                                         Ended          to
                                                        10/31/98     10/31/97

Net asset value, beginning of period                    $11.180       $10.000

Income from investment operations:
Net investment income                                     0.993         0.788
Net realized and unrealized gain (loss)
   on investments                                        (0.925)        0.957
                                                        ---------------------
Total from investment operations                          0.068         1.745
                                                        ---------------------
Less dividends and distributions:
Dividends from net investment income                     (0.890)       (0.565)
Distributions from net realized gain
   on investments                                        (0.288)         none
                                                        ---------------------
Total dividends and distributions                        (1.178)       (0.565)
                                                        ---------------------
Net asset value, end of period                          $10.070       $11.180
                                                        =====================
Total return                                               0.30%        17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $20,706       $11,348
Ratio of expenses to average net assets                    0.59%         0.59%
Ratio of expenses to average net assets
   prior to expense limitation                             0.75%         0.79%
Ratio of net investment income to average
   net assets                                              9.53%         9.05%
Ratio of net investment income to average
   net assets prior to expense limitation                  9.37%         8.85%
Portfolio turnover                                          211%          281%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes


                                  1998 Annual Report * Delaware Pooled Trust  95

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Diversified Core Fixed Income Portfolio
--------------------------------------------------------------------------------
                                                                    12/29/97(1)
                                                                        to
                                                                    10/31/98

Net asset value, beginning of period                                 $8.500

Income from investment operations:
Net investment income(2)                                              0.533
Net realized and unrealized gain
   on investments and foreign currencies                              0.077
                                                                     ------
Total from investment operations                                      0.610
                                                                     ------
Less dividends and distributions:
Dividends from net investment income                                   none
Distributions from net realized gain
   on investments                                                      none
                                                                     ------
Total dividends and distributions                                      none
                                                                     ------
Net asset value, end of period                                       $9.110
                                                                     ======
Total return                                                           7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $3,216
Ratio of expenses to average net assets                                0.57%
Ratio of expenses to average net assets
   prior to expense limitation                                         1.74%
Ratio of net investment income to average
   net assets                                                          7.12%
Ratio of net investment income to average
   net assets prior to expense limitation                              5.95%
Portfolio turnover                                                      312%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the period ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes


96  Delaware Pooled Trust * 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio
--------------------------------------------------------------------------------

                                                         Year       10/15/97(1)
                                                         Ended          to
                                                        10/31/98     10/31/97

Net asset value, beginning of period                     $8.120       $8.500

Income (loss) from investment operations:
Net investment income(2)                                  0.184        0.009
Net realized and unrealized gain (loss)
   on investments and foreign currencies                  0.486       (0.389)
                                                         -------------------
Total from investment operations                          0.670       (0.380)
                                                         -------------------
Less dividends and distributions:
Dividends from net investment income                     (0.070)        none
Distributions from net realized gain
   on investments                                          none         none
                                                         -------------------
Total dividends and distributions                        (0.070)        none
                                                         -------------------
Net asset value, end of period                           $8.720       $8.120
                                                         ===================
Total return                                               8.31%       (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $3,093       $2,855
Ratio of expenses to average net assets                    0.96%        0.96%
Ratio of expenses to average net assets
   prior to expense limitation                             2.31%        2.95%
Ratio of net investment income to average
   net assets                                              2.10%        2.54%
Ratio of net investment income to average
   net assets prior to expense limitation                  0.75%        0.55%
Portfolio turnover                                           47%           0%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes


                                  1998 Annual Report * Delaware Pooled Trust  97

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year        Year         Year
                                                            Ended       Ended        Ended       Ended        Ended
                                                           10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period                       $ 15.860    $ 14.780     $ 13.120    $ 13.110     $11.990

Income from investment operations:
Net investment income(1)                                      0.400       0.329        0.506       0.475       0.144
Net realized and unrealized gain
   on investments and foreign currencies                      0.370       1.271        1.794       0.001       1.236
                                                           ---------------------------------------------------------
Total from investment operations                              0.770       1.600        2.300       0.476       1.380
                                                           ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                         (0.610)     (0.520)      (0.490)     (0.170)     (0.160)
Distributions from net realized gain
   on investments                                            (0.150)       none       (0.150)     (0.296)     (0.100)
                                                           ---------------------------------------------------------
Total dividends and distributions                            (0.760)     (0.520)      (0.640)     (0.466)     (0.260)
                                                           ---------------------------------------------------------
Net asset value, end of period                             $ 15.870    $ 15.860     $ 14.780    $ 13.120     $13.110
                                                           =========================================================
Total return                                                   4.96%      11.01%       18.12%       3.91%      11.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $616,229    $500,196     $299,950    $156,467     $70,820
Ratio of expenses to average net assets                        0.91%       0.93%        0.89%       0.90%       0.94%
Ratio of expenses to average net assets
   prior to expense limitation                                 0.91%       0.93%        0.89%       0.90%       0.97%
Ratio of net investment income to average
   net assets                                                  2.50%       2.21%        4.36%       4.81%       1.36%
Ratio of net investment income to average
   net assets prior to expense limitation                      2.50%       2.21%        4.36%       4.81%       1.33%
Portfolio turnover                                                5%          8%           8%         20%         22%

----------------------------------------------------------------------------------------------------------------------
(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes


98  Delaware Pooled Trust * 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio
-----------------------------------------------------------------------------------------------------------------
                                                        Year        Year       12/19/95(1)
                                                       Ended       Ended          to
                                                      10/31/98    10/31/97     10/31/96
Net asset value, beginning of period                  $ 12.990     $11.690      $10.000

Income from investment operations:
Net investment income(2)                                 0.334       0.474        0.479
Net realized and unrealized gain
   on investments and foreign currencies                 0.444       1.346        1.311
                                                      ---------------------------------
Total from investment operations                         0.778       1.820        1.790
                                                      ---------------------------------
Less dividends and distributions:
Dividends from net investment income                    (0.448)     (0.520)      (0.100)
Distributions from net realized gain
   on investments                                         none        none         none
                                                      ---------------------------------
Total dividends and distributions                       (0.448)     (0.520)      (0.100)
                                                      ---------------------------------
Net asset value, end of period                        $ 13.320     $12.990      $11.690
                                                      =================================
Total return                                              6.18%      16.01%       17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $103,350     $50,896      $23,154
Ratio of expenses to average net assets                   0.88%       0.89%        0.92%
Ratio of expenses to average net assets
   prior to expense limitation                            0.93%       1.06%        1.30%
Ratio of net investment income to average
   net assets                                             2.46%       2.37%        6.64%
Ratio of net investment income to average
   net assets prior to expense limitation                 2.41%       2.20%        6.26%
Portfolio turnover                                           2%         11%           7%

-----------------------------------------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes


                                  1998 Annual Report * Delaware Pooled Trust  99

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio
--------------------------------------------------------------------------------

                                                         Year       4/14/97(1)
                                                         Ended          to
                                                        10/31/98     10/31/97

Net asset value, beginning of period                    $ 9.200      $10.000

Income (loss) from investment operations:
Net investment income(2)                                  0.153        0.028
Net realized and unrealized loss
   on investments and foreign currencies                 (3.348)      (0.828)
                                                        --------------------
Total from investment operations                         (3.195)      (0.800)
                                                        --------------------
Less dividends and distributions:
Dividends from net investment income                     (0.025)        none
Distributions from net realized gain
   on investments                                        (0.140)        none
                                                        --------------------
Total dividends and distributions                        (0.165)        none
                                                        --------------------
Net asset value, end of period                           $5.840       $9.200
                                                        ====================
Total return                                             (35.30%)      (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $34,030      $18,565
Ratio of expenses to average net assets                    1.55%        1.55%
Ratio of expenses to average net assets
   prior to expense limitation                             1.69%        2.02%
Ratio of net investment income to average
   net assets                                              1.98%        0.74%
Ratio of net investment income to average
   net assets prior to expense limitation                  1.84%        0.27%
Portfolio turnover                                           39%          46%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes


100  Delaware Pooled Trust * 1998 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio
--------------------------------------------------------------------------------

                                                              Year        Year         Year        Year         Year
                                                              Ended       Ended        Ended       Ended        Ended
                                                            10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period                         $11.220     $11.620      $11.040      $9.790      $11.090

Income from investment operations:
Net investment income(1)                                       0.610       0.721        0.777       0.736        0.419
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       0.037      (0.116)       0.725       0.924       (0.193)
                                                             ---------------------------------------------------------
Total from investment operations                               0.647       0.605        1.502       1.660        0.226
                                                             ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                          (0.630)     (0.835)      (0.720)     (0.410)      (0.949)
Distributions from net realized gain
   on investments                                             (0.177)     (0.170)      (0.202)       none       (0.577)
                                                             ---------------------------------------------------------
Total dividends and distributions                             (0.807)     (1.005)      (0.922)     (0.410)      (1.526)
                                                             ---------------------------------------------------------
Net asset value, end of period                               $11.060     $11.220      $11.620     $11.040       $9.790
                                                             =========================================================
Total return                                                    6.28%       5.59%       16.40%      17.38%        2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $660,741    $431,076     $252,068     $99,161      $42,266
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.62%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.62%       0.65%        0.66%       0.68%        0.76%
Ratio of net investment income to average
   net assets                                                   5.71%       6.28%        8.52%       6.73%        3.62%
Ratio of net investment income to average
   net assets prior to expense limitation                       5.69%       6.23%        8.46%       6.65%        3.48%
Portfolio turnover                                               131%        114%          63%         77%         205%

--------------------------------------------------------------------------------
(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes




                                  1998 Annual Report o Delaware Pooled Trust 101

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio
--------------------------------------------------------------------------------

                                                                   Year       4/11/97(1)
                                                                  Ended          to
                                                                 10/31/98     10/31/97
Net asset value, beginning of period                              $10.660      $10.000

Income from investment operations:
Net investment income(2)                                            0.558        0.236
Net realized and unrealized gain on investments
and foreign currencies                                              0.045        0.474
                                                                  --------------------
Total from investment operations                                    0.603        0.710
                                                                  --------------------
Less dividends and distributions:
Dividends from net investment income                               (0.492)      (0.050)
Distributions from net realized gain on investments                (0.021)        none
                                                                  --------------------
Total dividends and distributions                                  (0.513)      (0.050)
                                                                  --------------------
Net asset value, end of period                                    $10.750      $10.660
                                                                  ====================
Total return                                                         5.96%        7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $87,997      $33,734
Ratio of expenses to average net assets                              0.60%        0.60%
Ratio of expenses to average net assets
   prior to expense limitation                                       0.67%        0.86%
Ratio of net investment income to average
   net assets                                                        5.47%        6.05%
Ratio of net investment income to average
   net assets prior to expense limitation                            5.40%        5.79%
Portfolio turnover                                                    104%         145%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

See accompanying notes



102 Delaware Pooled Trust o 1998 Annual Report

Delaware Pooled Trust, Inc.
Notes to Financial Statements
October 31, 1998

Delaware Pooled Trust, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 19 separate Portfolios (collectively, the "Portfolios" and individually the "Portfolio"). The Large-Cap Value Equity Portfolio (formerly The Defensive Equity Portfolio), The Growth and Income Portfolio, The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth Portfolio), The Small/Mid-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio (formerly The Fixed Income Portfolio), The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio had commenced operations prior to October 31, 1998. The Limited-Term Maturity Portfolio and The Asset Allocation Portfolio had not commenced operations as of October 31, 1998. These financial statements and related notes pertain to all the portfolios with the exception of The Real Estate Investment Trust Portfolio, which is included in a separate report.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--Each Portfolio intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolios do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
                                  1998 Annual Report o Delaware Pooled Trust 103

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income, The International Equity, The Labor Select International Equity and The International Fixed Income Portfolios expect to declare and distribute all of their net investment income to shareholders as dividends quarterly. The Growth and Income, The Mid-Cap Growth Equity, The Small/Mid-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Global Equity and The Emerging Markets Portfolios expect to declare and distribute all of their net investment income to shareholders as dividends annually. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Portfolio's average daily net assets.

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, Delaware Management Company ("DMC"), the Investment Manager of The Large-Cap Value Equity Portfolio, The Growth and Income Portfolio, The Mid-Cap Growth Equity Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio and Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily on the net assets of each Portfolio, less fees paid to the independent directors, except for The Growth and Income Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Fixed Income Portfolio, which are calculated daily on the net assets of each Portfolio without consideration of amounts paid to unaffiliated directors.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to The Real Estate Investment Trust Portfolio II. DMC receives 50% of the management fee paid to DIAL for managing the U.S. securities portion of The Global Equity Portfolio.

DMC and DIAL have elected to waive that portion, if any, of the annual management fees payable by each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed the following percentages of net assets through April 30, 1999.

104 Delaware Pooled Trust o 1998 Annual Report

The management fee rates and the operating expense limitation rates for the period ended October 31, 1998 are as follows:

                                                                             Operating
                                                                               Expense
                                                            Management       Limitation as
                                                       fee as a percentage   a percentage
                                                         of average daily   of average daily
                                                            net assets        net assets
                                                            (per annum)       (per annum)
--------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            0.55%           0.68%
The Growth and Income Portfolio                                 0.55%           0.68%
The Mid-Cap Growth Equity Portfolio                             0.80%           0.93%
The Small/Mid-Cap Value Equity Portfolio                        0.75%           0.89%
The Small-Cap Growth Equity Portfolio                           0.75%           0.89%
The Real Estate Investment Trust Portfolio II                   0.75%           0.86%
The Intermediate Fixed Income Portfolio                         0.40%           0.53%
The Aggregate Fixed Income Portfolio                            0.40%           0.53%
The High-Yield Bond Portfolio                                   0.45%           0.59%
The Diversified Core Fixed Income Portfolio                     0.43%           0.57%
The Global Equity Portfolio                                     0.75%           0.96%
The International Equity Portfolio                              0.75%           0.96%
The Labor Select International Equity Portfolio                 0.75%           0.96%
The Emerging Markets Portfolio                                  1.20%           1.55%
The Global Fixed Income Portfolio                               0.50%           0.60%
The International Fixed Income Portfolio                        0.50%           0.60%
=============================================================================================

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.


                                  1998 Annual Report o Delaware Pooled Trust 105

On October 31, 1998, the Fund had liabilities payable to affiliates as follows:

                                                                         Dividend
                                                                       disbursing,
                                                                         transfer
                                                                          agent,          Other
                                                       Investment       accounting       expenses
                                                       Management        fees and         payable
                                                     fee payable to    other expenses      to DMC
                                                       DMC or DIAL     payable to DSC  and affiliates
-----------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      $32,465         $4,372          $1,835
The Growth and Income Portfolio                                --            202               9
The Mid-Cap Growth Equity Portfolio                            --            551             150
The Small/Mid-Cap Value Equity Portfolio                    1,483            114              29
The Small-Cap Growth Equity Portfolio                          --            162              14
The Real Estate Investment Trust Portfolio II                  --            246           1,069
The Intermediate Fixed Income Portfolio                        --          1,409             530
The Aggregate Fixed Income Portfolio                           --             92              23
The High-Yield Bond Portfolio                               3,615          1,100             314
The Diversified Core Fixed Income Portfolio                    --            139              34
The Global Equity Portfolio                                    --            128             131
The International Equity Portfolio                        128,321         19,990           9,974
The Labor Select International Equity Portfolio            61,525          4,484           1,409
The Emerging Markets Portfolio                             10,709          2,311             529
The Global Fixed Income                                   273,135         24,311           9,848
The International Fixed Income Portfolio                   34,366          3,901           1,138
====================================================================================================


Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended October 31, 1998, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Portfolio as follows:

                                                       Purchases         Sales
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 $104,720,284    $78,883,487
The Growth and Income Portfolio                         2,117,886        133,160
The Mid-Cap Growth Equity Portfolio                     8,442,032     13,010,268
The Small/Mid-Cap Value Equity Portfolio                6,740,215      3,795,174
The Small-Cap Growth Equity Portfolio                   2,618,791        259,214
The Real Estate Investment Trust Portfolio II           9,716,038      2,980,724
The Intermediate Fixed Income Portfolio                35,644,775     30,726,166
The Aggregate Fixed Income Portfolio                    4,514,145      2,710,167
The High-Yield Bond Portfolio                          47,542,648     36,527,213
The Diversified Core Fixed Income Portfolio            10,049,971      7,011,810
The Global Equity Portfolio                             1,462,594      1,396,012
The International Equity Portfolio                    132,814,441     25,673,355
The Labor Select International Equity Portfolio        50,467,111      1,578,028
The Emerging Markets Portfolio                         41,021,578     12,092,206
The Global Fixed Income Portfolio                     747,617,911    468,710,033
The International Fixed Income Portfolio               95,597,205     54,749,095
================================================================================

For the year ended October 31, 1998, purchases include $3,332,119 of investment securities received from shareholders in exchange for 206,517 shares sold by The Real Estate Investment Trust Portfolio II.


106 Delaware Pooled Trust o 1998 Annual Report

During the period ended October 31, 1998, the Fund made purchases and sales of U.S. government securities for each Portfolio as follows:

                                                       Purchases         Sales
--------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio               $20,567,114    $25,845,972
The Aggregate Fixed Income Portfolio                    5,091,933      4,823,898
The Diversified Core Fixed Income Portfolio             1,209,602      1,182,594
The Global Fixed Income Portfolio                      87,301,094    176,860,625
The International Fixed Income Portfolio                6,802,371        943,984
================================================================================

At October 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                                                         Net
                                                           Cost      Aggregate         Aggregate      unrealized
                                                            of       unrealized       unrealized     appreciation
                                                       Investments  appreciation     depreciation   (depreciation)
------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 $108,362,701    $14,289,265     ($5,549,690)    $8,739,575
The Growth and Income Portfolio                         2,000,154        149,341         (34,886)       114,455
The Mid-Cap Growth Equity Portfolio                     4,568,060        666,390        (285,606)       380,784
The Small/Mid-Cap Value Equity Portfolio                2,901,872         97,956        (278,136)      (180,180)
The Small-Cap Growth Equity Portfolio                   3,047,722        368,740         (13,646)       355,094
The Real Estate Investment Trust Portfolio II           6,610,260         42,737        (898,625)      (855,888)
The Intermediate Fixed Income Portfolio                30,425,200        395,959        (103,027)       292,932
The Aggregate Fixed Income Portfolio                    2,168,619         25,980          (2,856)        23,124
The High-Yield Bond Portfolio                          22,952,567        115,271      (2,421,914)    (2,306,643)
The Diversified Core Fixed Income Portfolio             3,267,186         42,303        (139,218)       (96,915)
The Global Equity                                       3,074,228        298,258        (327,352)       (29,094)
The International Equity Portfolio                    578,589,517    106,286,739     (55,056,229)    51,230,510
The Labor Select International Equity Portfolio       100,089,990     11,478,397      (6,501,815)     4,976,582
The Emerging Markets Portfolio                         54,088,890        533,852     (20,505,926)   (19,972,074)
The Global Fixed Income Portfolio                     634,874,066     21,388,866      (8,389,645)    12,999,221
The International Fixed Income Portfolio               83,246,658      3,629,625        (821,012)     2,808,613
=================================================================================================================

For federal income tax purposes, the Fund had accumulated capital losses at October 31,1998 for each Portfolio as follows:

                                                           Year of
                                                          Expiration
                                                            2006
--------------------------------------------------------------------
The Growth and Income Portfolio                            $5,571
The Small/Mid-Cap Value Equity Portfolio                  129,445
The Small-Cap Growth Equity Portfolio                      43,856
The Real Estate Investment Trust Portfolio II             205,482
The International Equity Portfolio                      4,025,939
The Emerging Markets Portfolio                          1,460,816
====================================================================



                                  1998 Annual Report o Delaware Pooled Trust 107

4. Capital Stock

Transactions in capital stock shares were as follows:


                                                                      Shares issued
                                                                     upon reinvestment
                                                                   of distributions from
                                                                       net investment
                                                                       income and net                     Net
                                                          Shares     realized gain on      Shares       Increase
Period ended October 31, 1998*:                            sold          investments     repurchased    (decrease)
-------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    2,047,119         806,189         (601,948)      2,251,360
The Growth and Income Portfolio                           235,295              --               --         235,295
The Mid-Cap Growth Equity Portfolio                         7,360         649,139         (756,255)        (99,756)
The Small/Mid-Cap Value Equity Portfolio                  352,942              --               --         352,942
The Small-Cap Growth Equity Portfolio                     352,942              --               --         352,942
The Real Estate Investment Trust Portfolio II             402,461           2,430               --         404,891
The Intermediate Fixed Income Portfolio                   267,057         142,619         (452,109)        (42,433)
The Aggregate Fixed Income Portfolio                      235,295              --               --         235,295
The High-Yield Bond Portfolio                             893,420         147,157               --       1,040,577
The Diversified Core Fixed Income Portfolio               352,942              --               --         352,942
The Global Equity Portfolio                                    --           3,021               --           3,021
The International Equity Portfolio                      8,333,867       1,502,294       (2,527,187)      7,308,974
The Labor Select International Equity Portfolio         3,993,613         157,733         (313,618)      3,837,728
The Emerging Markets Portfolio                          3,769,833          38,872               --       3,808,705
The Global Fixed Income Portfolio                      24,585,699       2,917,091       (6,170,271)     21,332,519
The International Fixed Income Portfolio                5,046,957         232,266         (255,532)      5,023,691
===================================================================================================================

Period ended October 31, 1997**:
-------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    1,030,185         518,747       (1,252,701)        296,231
The Mid-Cap Growth Equity Portfolio                       141,433         367,510       (1,712,815)     (1,203,872)
The Intermediate Fixed Income Portfolio                 1,870,891         111,110          (23,596)      1,958,405
The High-Yield Bond Portfolio                             976,942          37,843               --       1,014,785
The Global Equity Portfolio                               351,701              --               --         351,701
The International Equity Portfolio                     11,232,376         681,866         (677,473)     11,236,769
The Labor Select International Equity Portfolio         2,026,069          95,875         (184,252)      1,937,692
The Emerging Markets Portfolio                          2,018,979              --               --       2,018,979
The Global Fixed Income Portfolio                      15,282,744       1,862,757         (399,869)     16,745,632
The International Fixed Income Portfolio                3,150,380          14,959               --       3,165,339
===================================================================================================================

*The Real Estate Investment Trust Portfolio II commenced operations on 11/4/97, The Small/Mid-Cap Value Equity Portfolio, The Aggregate Fixed Income Portfolio, and The Diversified Core Fixed Income Portfolio commenced operations on 12/29/97, and The Growth and Income Portfolio and The Small-Cap Growth Equity Portfolio commenced operations on 9/15/98.

**The High-Yield Bond Portfolio commenced operations on 12/2/96, The International Fixed Income Portfolio commenced operations on 4/11/97, The Emerging Markets Portfolio commenced operations on 4/14/97 and The Global Equity Portfolio commenced operations on 10/15/97.


108  DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

5. Lines of Credit
The following Portfolios have a committed line of credit for the following amounts:

The Large-Cap Value Equity Portfolio                  $4,000,000
The Mid-Cap Growth Equity Portfolio                      200,000
The Real Estate Investment Trust Portfolio II            200,000
The Intermediate Fixed Income Portfolio                1,200,000
The High-Yield Bond Portfolio                            500,000
The Global Equity Portfolio                              100,000
The International Equity Portfolio                    20,800,000
The Labor Select International Equity Portfolio        3,000,000
The Emerging Markets Portfolio                         1,000,000
The Global Fixed Income Portfolio                     19,100,000
The International Fixed Income Portfolio               1,500,000
================================================================================

No amounts were outstanding at October 31, 1998, or at any time during the period.

6. Foreign Exchange Contracts
The International Equity, The Labor Select International Equity, The Global Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the portfolios as an unrealized gain or loss. When the contract is closed, the portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the portfolios' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The following forward currency contracts were outstanding at October 31, 1998:

The Global Equity Portfolio


                                                          In        Value of                    Unrealized
                                                        Exchange   Contract at    Settlement    Appreciation
Contracts to Deliver                                      For       10/31/98        Date       (Depreciation)
--------------------------------------------------------------------------------------------------------------
144,750 British Pounds                                  $244,000     $241,339      1/29/99          $2,661

                                1998 ANNUAL REPORT o DELAWARE POOLED TRUST   109

The International Equity Portfolio

                                                          In        Value of                    Unrealized
                                                        Exchange   Contract at    Settlement    Appreciation
Contracts to Receive                                      For       10/31/98        Date       (Depreciation)
--------------------------------------------------------------------------------------------------------------
590,528 British Pounds                                  $989,547     $989,075      11/2/98           (472)
1,134,505 British Pounds                               1,907,103    1,899,959      11/4/98         (7,144)
27,401,488 French Francs                               4,966,693    4,948,066      11/30/98       (18,627)
779,833 New Zealand Dollars                              411,362      412,851      11/5/98          1,489
1,201,190 New Zealand Dollars                            637,832      635,940      11/6/98         (1,892)

Contracts to Deliver
---------------------------------------------------------------------------------------------------------------
38,181,650 Belgian Francs                             $1,116,829   $1,116,105      11/16/98           724
26,154,849 British Pounds                             44,135,000   43,607,370       1/29/99       527,630


The Labor Select International Equity Portfolio
Contracts to Receive
---------------------------------------------------------------------------------------------------------------
12,758,919 French Francs                               $2,308,429  $2,303,962      11/30/98        ($4,467)

Contracts to Deliver
---------------------------------------------------------------------------------------------------------------
4,740,347 British Pounds                               $8,000,000  $7,903,471       1/29/99        $96,529
14,049,743 Belgian Francs                                 412,258     410,694      11/16/98          1,564

7. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Global Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the portfolios.

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Portfolio, other than The Diversified Core Fixed Income, The Aggregate Fixed Income, The Small/Mid-Cap Value Equity, The Labor Select International Equity, The High-Yield Bond, The International Fixed Income, The Small-Cap Growth Equity and The Growth and Income Portfolios may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Diversified Core Fixed Income, The Aggregate Fixed Income, The Small/Mid-Cap Value Equity, The Labor Select International Equity, The High-Yield Bond, The International Fixed Income, The Small-Cap Growth Equity and The Growth and Income Portfolios may each invest no more than 15% of total assets in illiquid securities.

110    DELAWARE POOLED TRUST o 1998 ANNUAL REPORT

The relative illiquidity of some of these securities may adversely affect the Portfolio's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


8. Securities Lending

Security loans are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of securities on loan issued in the U.S. and 105% of the market value of securities issued outside of the U.S. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at October 31, 1998 for each portfolio were as follows:

                                                  Market Value of
                                                Securities on Loan   Collateral
--------------------------------------------------------------------------------
The International Equity Portfolio                  $76,825,440      $80,286,588
The Labor Select International Equity Portfolio       7,923,897        8,364,929
The Global Fixed Income Portfolio                    70,991,493       75,177,750

================================================================================
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc.

We have audited the accompanying statements of net assets of Delaware Pooled Trust, Inc. (comprised of The Large-Cap Value Equity Portfolio, The Growth and Income Portfolio, The Mid-Cap Growth Equity Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio) (the "Fund") as of October 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Delaware Pooled Trust, Inc. at October 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP
                                             -----------------------------------
                                                 Ernst & Young LLP
Philadelphia, Pennsylvania
December 4, 1998

                                1998 ANNUAL REPORT o DELAWARE POOLED TRUST   111

Delaware Pooled Trust, Inc.

Fund Officers and Portfolio Managers
Wayne A. Stork
Chairman

David G. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Vice President and Senior Portfolio Manager

Robert L. Arnold
Vice President and Senior Portfolio Manager

Steven R. Brody
Senior Vice President and Director of Real
Estate Operations
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio II)

George H. Burwell
Vice President and Senior Portfolio Manager

George E. Deming
Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager

Roger A. Early
Vice President and Senior Portfolio Manager

Gerald S. Frey
Vice President and Senior Portfolio Manager

Kimberly T. Gilliam
Assistant Vice President, Real Estate Investments
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio II)

Clive A. Gillmore
Director and Senior Portfolio Manager

Lawrence T. Kissko
Vice President, Real Estate Equity
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio II)

Paul A. Matlack
Vice President and Senior Portfolio Manager

Francis X. Morris
Vice President and Senior Portfolio Manager

Gerald T. Nichols
Vice President and Senior Portfolio Manager

Gary A. Reed
Vice President and Senior Portfolio Manager

Timothy W. Sanderson
Director and Senior Portfolio Manager

Ian G. Sims
Director and Senior Portfolio Manager

Babak Zenouzi
Vice President and Portfolio Manager

Custodian
The Chase Manhattan Bank
4 Metrotech Center
Brooklyn, New York 11245

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

Legal Counsel
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Manager
Delaware Management Business Trust
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Advisers
Delaware Investment Advisers
One Commerce Square
Philadelphia, Pennsylvania 19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

Subadvisers
Lincoln Investment Management, Inc.
Fort Wayne, Indiana

112   Delaware Pooled Trust  1998 Annual Report

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust, Inc. Prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

DELAWARE
  POOLED
   TRUST
--------



One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax (215) 255-1162